UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Dear Shareholders:

Reflecting on this commentary from last year, I note that some things are similar, with domestic financial markets rallying, buoyed by an unprecedented level of liquidity; and some things have changed, most notably the tone of the global markets. Twelve short months ago we were seeing market reaction to a shortsighted and disappointing national campaign, with voters essentially deciding that ‘more of the same’ was better than making a change; investors at that time were trying to comprehend the significance of the newly uncovered Libor interest rate scandal. Today, slowly, some ‘normalcy’ appears to be emerging, though being an investor remains a nervous plight. Over the last few months investors have seen a nerve-wracking quarter for the bond market amidst a still strengthening equity market. It’s also proven to be a tough period for investors captivated by the luster of gold, as this asset class was tarnished in a sell-off, which seems to have cooled recently. China, still a darling for retail investors even in the face of a significant losing streak, proved a pivotal catalyst for redirecting emerging market investments, as institutional investors sought comfort in markets closer to home. On a year-to-date basis, emerging markets are performing at a level reminiscent of the disastrous 1998 Asian crisis, with many of the larger markets delivering double-digit losses over the past six months.

With investors seeking a more stable source for returns, our domestic equity markets were the beneficiary of increasing, albeit cautious, cash flows. Courtesy of new cash infusions and expanding market multiples, the S&P 500 is up nicely on a year-to-date basis, adding to double-digit returns for the 12 months ending in July. In just the past few months, we’ve seen equity returns become more balanced across strategies, with smaller company stocks presently leading the pack. Foreign markets have made a difficult showing, providing a challenge for tactical portfolios, with the Eurozone continuing to struggle along and Asia doing poorly, as noted above. Japan proved to be the exception for investors, as their central bank implemented its own distinct version of “Quantitative Easing,” popularly referred to as “Abenomics.” Emerging markets highlighted once again why investors harbor a love/hate relationship with this class, reversing into negative territory from the beginning of 2013.

Equity market performance certainly didn’t carry over to bonds, as investors began to move out of fixed income assets during the second quarter of this year. June turned out to be a tough time for fixed income markets, with the Barclay’s Aggregate Bond Index delivering a negative 2.32% return for the quarter. This benchmark index was positive through mid May, meaning the ensuing six-week decline was one of the worst in decades. Investors concerned about the possibility of inflation also felt the sting during this time frame as TIPS lost over 7%, following the realization that headline inflation (CPI) still remained well below the Fed’s target of 2%. Global REIT funds fell in lockstep with interest rate sensitive securities, with Asian REIT markets falling nearly 8% and the U.S. sector dropping over 2%. European REIT’s did deliver a positive return for a ray of sunshine in what was an otherwise stormy story.

Looking forward, improving manufacturing and consumer spending numbers, and rising home prices, seem to bode well for a more sustained recovery for the US economy, with the leading indicators continuing their upward march. In 18 of the past 24 months, the leading economic indicators have remained in positive territory, with households having paid down debt to one of the lowest debt/service ratios ever seen. Although consumers sometimes appear to be at odds with the improving economic picture, they represent a dynamic part of the recovery, as June 30 reports indicate all-time highs for consumption, income, and retail sales. Having witnessed an improving housing picture for several months now, we report that housing continues to surpass multi-year benchmarks in terms of improved pricing, sales, and housing starts.

On the domestic front, consumer strength (representing 72% of GDP) bodes well for a continuing economic recovery, given the backdrop of continuing record low interest rates, dormant inflation, housing resilience, a strengthening dollar, moderate job growth, and improving net worth. The $7.9 trillion sitting on the sidelines in money markets and bank accounts also provides for future market fodder as investors become more confident in domestic and global markets. Although investors have shied away from the emerging markets in the past few months, this sector is still an attractive long-term investment in a diversified portfolio. According to the IMF, today’s emerging market segment represents 80% of the world’s population, 75% of the foreign currency reserves, 38% of global GDP, and only 13% of the total equity market capitalization. While volatile, these markets are developing the future consumers and companies that will set the stage for global growth.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

While markets will continue to move with the cross-currents of investor flows and central bank rhetoric, we will take the appropriate steps to manage our fund strategies within this ever-changing environment. We appreciate your confidence and look forward to continuing our relationship with shareholders. As always, we appreciate your business and the confidence you have placed with Frost Investment Advisors.

Sincerely,

Tom L. Stringfellow

President, Frost Investment Advisors, LLC

Past performance does not guarantee future results.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Performance

For the fiscal year ended July 31, 2013, the Frost Growth Equity Fund (the “Fund”), posted a total return of 20.29% (Institutional Class) and 19.98% (Class A), which compares to a return of 21.64% for its benchmark, the Russell 1000 Growth Index.

The biggest positive contributors to performance on the year were favorable stock selection in Financials (+69%) and Health Care (+55%), as well as the Fund’s overweight position in the Health Care sector. In Financials, the Fund’s performance more than doubled the benchmark return with each of our holdings, led by a 70% gain in Blackrock. Performance in the Health Care sector was led by our biotechnology holdings, with Gilead Sciences and Celgene both increasing more than 110%. Illumina, a health care company focused on gene sequencing, was also a standout, with a gain of 92%.

Detractors to overall performance were negative stock selection in Technology and Consumer Discretionary, the two biggest sectors in the Fund, as well as the drag our cash position in a strong equity market. The Technology sector (+6.5%) lagged the broader market fairly dramatically to begin with, and collectively, our holdings were only up 3.5%, underperforming an already weak sector by 300 basis points. Our performance was weighed down by Apple (-24%), a long time holding in the Fund that we reduced our position in over the course of the fiscal year, though we have recently begun adding back to. Performance was also impacted by negative returns from several enterprise focused software holdings such as Fortinet (-24.8%), F5 Networks (-20.2%) and VMware (-15.7%). Consumer Discretionary was a slightly different story, given the dramatic strength from the benchmark sector (+36.2%). While we held a number of strong performers such as Michael Kors Holdings (+63%) and Starbucks (+60%), and only one outright negative returner in Dollar General (-15%), we still underperformed by 700 basis points as our holdings struggled to keep up with such broad-based strength across the sector. Lastly, although cash represented an average weight of 4% for the year, it served as a 130 basis point drag on overall performance, explaining virtually the entire underperformance relative to the benchmark.

Outlook

If history is a guide, the strong first half of 2013 should have positive implications for the rest of the year. Since 1929, in years where the S&P 500 has risen by a double-digit percentage in the first half of the year (25 instances), the market went on to record gains in the second half of the year 72% of the time, with a median gain of 8.4%. Rising interest rates and stronger oil prices have the potential to derail the economic recovery, but monetary policy, even in the face of potential tapering of the Quantitative Easing Program from the Fed, should remain highly accommodative. Our outlook for the second half of the year and beyond is constructive, and the Fund is positioned to benefit from a strengthening economy. Our focus remains on identifying high-quality, innovative companies competing in favorable end markets, with the ability to deliver attractive growth on a longer-term basis.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVIDEND VALUE EQUITY FUND

For the fiscal year ended July 31, 2013, we made progress toward our objective of improving the Frost Dividend Value Equity Fund (the “Fund”). Our goal is to offer a concentrated portfolio of our best stock ideas; rigorously analyzed, thoroughly researched, and frequently monitored. We endeavor to diligently engage with companies and frequently challenge our own assumptions.

Over the course of the last twelve months, we made a concerted effort to increase the emphasis on our very best stock ideas. We took a fresh look at all of our holdings to reevaluate the relative upside opportunity to downside risk in each holding, compared our existing holdings to potential new ideas, and concentrated our Fund in the securities that were best positioned to help our returns.

Staying true to our foundational principles, we focused the portfolio into companies that we felt would generate superior returns on equity, strong free cash flows, and have the wherewithal to support an increasing dividend payout over time. In addition, we focused our efforts on situations where we can identify a fundamentally undervalued situation, one that can be primarily resolved through the company’s control and not just macroeconomic improvement.

We finished the fiscal year with a portfolio of stocks exhibiting more attractive metrics than when the year began. The combination of lower relative average valuations and higher relative return on equity and expected earnings growth allows us to be optimistic about the return potential of the Fund. While dividend yield did decline somewhat, it remains above the level of the benchmark. In addition, we have witnessed many of our companies raising their dividends substantially over the past year, and we expect a meaningful part of total return will be derived from dividends in the future as well.

Over the past year, we reduced the number of securities in the portfolio from roughly 50 to under 40, removing lower confidence or less attractively valued positions, and adding to our highest confidence stocks. Turnover, a metric we monitor closely, initially increased but has since declined to levels we feel are satisfactory. We expect a lower level of turnover on an ongoing basis.

For the year ended July 31, 2013, the Fund’s Institutional Class and Class A generated a total return of 24.10% and 23.82%, respectively, including reinvested dividends. Over the year, we trailed our Large Cap Value peers and the 30.73% return of the Russell 1000 Value Index. Though still below our benchmark for the year, the Fund made strides during the year and has recently seen the performance gap narrow significantly. Over the last 6 months, the Fund has outperformed its Large Cap Value peers and was roughly in line with the Russell 1000 Value Index.

Fund performance in the second half of the year was driven by strong returns out of the Defensive Growth (Healthcare and Consumer Staples), Financials, Secular Growth (Consumer Discretionary and Information Technology), and Industrial Cyclicals categories. Each of these categories generated a positive contribution versus the benchmark, and all benefitted from favorable performance by recent additions to the portfolio. Standout performers include Kroger (up 74%), H&R Block (up 57%), MetLife (up 63%) and Boeing (up 41%). New additions to the Fund during the second half of the year outpaced the benchmark on average over 4% after our purchase, demonstrating the benefit of our improved portfolio construction process.

Our bullish bet in Commodities and our non-participation in the “yield play” areas (Utilities and Telecom Services) detracted from performance even while the rest of the Fund saw improvement. Our overweight to Commodities presupposes an improvement in global economic output, a view that has not changed at this point. The poor relative performance of our Energy and Materials positions has allowed us to continue to add to them at what we think are attractive valuations. Conversely, the high valuations we see in the Utilities and Telecom sectors seem to embed an overly optimistic outlook into these stocks, making them less attractive to us; we currently own no Utilities or Telecom Services stocks. We expect this focus on relative value and valuation to be rewarded through the coming year, but continue to diligently review our positions to ensure that our thesis is correct.

As equities investors wrestle with the outlook for global markets, we are continuing to increase our exposure to cyclical and interest rate sensitive sectors, Industrials and Financials. We view these periodic palpitations of concern as opportunities to add to those positions which we are most comfortable with, as we believe that the backdrop of modest, and steadily improving, global economic output has not changed. We have increased our positioning to include more Technology companies, with holdings that include some well-entrenched market share leaders, with demonstrated pricing power and enviable cash flows, who happen to be trading at below market multiples. We like the relative value of these companies and expect the stocks to perform better in an improving corporate spending environment.

We look forward to building on the momentum of recent months and reporting continued improvement with our next update on performance.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVIDEND VALUE EQUITY FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVIDEND VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Fund objective

The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three- to five- year period. For the fiscal year ended July 31, 2013, the Fund produced a total return of 22.03% (Institutional Class Shares) and 21.76% (Class A Shares) versus 30.31% for its benchmark, the S&P 500 Value Index and 29.59% for the Lipper Multi-Cap Value Funds Index.

Market commentary

It has been eight years since the U.S. economy has had a full year of 3% real GDP growth and five years since there have been two consecutive quarters of real GDP growth (ISI Economic Report 6/12/13). However, we believe that during the coming eighteen months the U.S. real, inflation-adjusted GDP will be growing, on average, at greater than a 3% rate with at least one instance of 3% growth in two consecutive quarters. Low inflation and rising housing prices are all helping to build consumer confidence, which is higher than it has been in over four years. (Cornerstone Macro 6/10/13). The U.S. economy is consumer driven and these positives, together with a slowly recovering employment outlook, improvement discernable in Europe, and the huge potential for improvement in energy and manufacturing provide the impetus for our bullish economic forecast.

The stock market has risen substantially in previous twelve months, and in keeping with our deep value investment style, we have made sales as stock prices rose, and must search intently to find new purchases that meet our criteria. The S&P had earnings of $102.59/sh in the period July 31, 2012 to July 31, 2013. The S&P is now selling at 16.5 times those earnings.

During the past twelve months, we established positions in Honda Motors (HMC), Coach (COH), Johnson Controls (JCI), Microsoft (MSFT), National Oilwell Varco (NOV), Occidental Petroleum (OXY), BB&T (BBT), EMC (EMC), QUALCOMM (QCOM), Royal Dutch Shell (RDS/A), and Maxim Integrated Products (MXIM). We sold 100% of our positions in ConocoPhillips (COP), Fidelity National Financial (FNF), General Dynamics (GD), Home Depot (HD), Phillips 66 (PSX), Pulse Electronics (PULS), H&R Block (HRB), Ingersoll Rand (IR), PPG Industries (PPG), Siemens (SI), Johnson & Johnson (JNJ), Novartis (NVS), Valero Energy (VLO) and Avon Products (AVP).

Portfolio strategy

The performance of the Dow and the S&P 500 in the last year has been exceptional, but historically, that kind of surge does not continue indefinitely. Our value investment style does not change with market cycles, nor do we project them. In all markets, we continue to rely on fundamentals and look for companies with good earnings potential that have been overlooked by other investors for what we believe to be the wrong reasons.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Fund objective

The Frost Mid Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation.

Performance

The Fund’s Institutional Class and Class A advanced 26.90% and 26.81%, respectively, during the year ended July 31, 2013, compared to the benchmark, the Russell Midcap Index’s return of 32.37%.

The past year was a great year for the Fund and the benchmark as they both had strong advances on an absolute basis. This strong market performance came on the heels of the prior year’s challenging environment, and once again highlights the difficulty of market timing. Market pullbacks during this past year were short lived and were viewed as better buying opportunities which resulted in a long, steady increase in the benchmark. The benchmark set multiple highs during the year and is currently sitting at all-time record highs. The Fund’s performance relative to the benchmark benefited from solid stock selection and sector bias toward those areas that continue to benefit from an improving economy, especially the Consumer Discretionary, Financial and Industrial sectors. Being underweight the more defensive Utility sector also helped our returns relative to the benchmark. As our investment strategy focuses on companies that we believe are higher quality, our returns typically tend to lag in the strong up markets like the one we are currently experiencing. As such, we are pleased with the recent absolute and relative returns of the Fund.

Looking ahead, we expect continued economic growth. Positives from the housing and auto sectors have been able to overcome slower U.S. Government spending. Confidence continues to build due to better employment trends, stronger home prices and higher stock prices. We believe this should continue to drive employment and consumption going forward. Monetary policy, both here and abroad, remains very accommodative in our view. We expect a continuation of this positive economic environment as we enter the back half of 2013. The U.S. economy is proving to be the global leader as it is outperforming the major economies in Europe, Asia and the Emerging Markets. We expect another year of solid market gains as continued economic growth, combined with low interest rates, should support continued corporate profit growth, stock buybacks, dividend increases and additional merger and acquisition activity in 2013. That said, a consolidation or pullback would not surprise us given the recent strength in the markets.

Investment strategy

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders. Our goal is to generate superior returns over time relative to the Fund’s benchmark and to minimize the risk (volatility) of the Fund’s portfolio. We believe our consistent investment disciplines have produced a winning strategy and have the Fund well positioned as we go forward.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on February 13, 2012.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to February 13, 2012 for Class A Shares, the performance data quoted for the Fund represents past performance of the Institutional Class Shares, adjusted to reflect fees and expenses borne by that Class.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

Commentary

Cambiar Investors has served as a sub-advisor to the Frost Small Cap Equity Fund since June 30, 2010. We look forward to providing ongoing market commentary, information on our strategy and performance.

U.S. stocks (as represented by the S&P 500 Index) built on their first quarter (1Q) gains and moved higher in April and May before fizzling in June on Federal Reserve taper talks and a corresponding rise in interest rates. Still, the ability for stocks to post gains in what has historically been a difficult quarter for equities is a positive reaffirmation of improving investor sentiment toward equities. As was the case in the second quarter, the rate of the market advance for the balance of 2013 will likely slow as taper talk intensifies, yet we believe stocks continue to offer an attractive risk/reward opportunity – certainly relative to fixed income and similar yield-oriented investment options.

A popular (and logical) tone permeating the markets is how equities will perform in a rising interest rate environment. Cambiar’s view is that the recent move in rates (particularly on the long end of the curve) was largely a reset of what were unjustifiably low levels. Looking forward, it seems likely that interest rates will follow growth expectations higher. More rational behavior in the stock market should result; i.e., less infatuation with defensive and bond-proxy stocks, and a return of focus on the underlying business fundamentals of the stocks themselves. In aggregate, the process is one of normalization; normalization of interest rates, of economic activity, and of the characteristics being sought by investors. In this sense, the backdrop should be supportive of equity prices that possess strong balance sheets, attractive fundamentals and reasonable valuations…all characteristics sought by Cambiar on behalf of our clients.

Performance update

For the fiscal year ended July 31, 2013, the Small Cap Equity Fund’s (the “Fund”) Institutional Class and Class A returned 32.40% and 32.04%, respectively, which slightly lagged the Russell 2000 Index 34.76%.

Financials was the leading contributor for the one year period. Despite being significantly underweight relative to the Russell 2000 Index (16% vs. 23%), the firm’s bottom-up investment approach and subsequent strong stock selection within regional banks and insurance/leasing fueled the outperformance. The portfolio’s avoidance of REITs was another factor, as rising interest rates forced a pullback within the space.

Technology was another leading contributor for the period. Once again, strong stock selection paved the way, with strong performance coming from our IT Services and Communication Equipment names. Our positions benefitted from earnings reports that beat analysts’ estimates and the ongoing optimism within the U.S. economy.

Energy was the leading detractor for the one year. Given the sluggish pace of the global economic growth, uncertainty around sustainable levels of economic activity in certain emerging markets, most notably China, as well as recession like conditions in Europe, companies perceived as disproportionately levered to the overall commodity complex have struggled to attain multiple expansion. We continue to own a diverse mix of services, exploration and production that we believe are poised for better performance for the remainder of 2013 and into 2014.

Portfolio activity across the remaining sectors was largely self-cancelling: positive performance within Healthcare was neutralized by below-benchmark performance within Basic Materials. Avoidance of utilities was another positive, as this sector was a relative laggard for the year.

Looking ahead

Moving forward, we are mindful of the still sluggish pace of economic growth but note the trajectory itself remains firmly positive. We are encouraged by the meaningful rise in bond yields, with the more recent move perhaps more emphatically signaling an end to the 30 year plus bull market in fixed income that appears to have peaked globally in the second quarter of 2012. To the extent this development results in even modestly higher allocations away from bonds towards other asset classes like equities over the coming quarters and years, it may bode well across the market cap spectrum, small cap stocks included.

As always, we appreciate your continued confidence in Cambiar Investors.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, investing in smaller companies typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The performance information depicted above represents the Frost Small Cap Equity Fund. The performance of the Russell 2000 benchmark shown above includes the reinvestment of all income and assumes no management custody, transactions or other expenses. The Russell 2000 index reflects overall market performance and comparisons may not reflect Cambiar’s performance. Cambiar’s past results do not necessarily indicate Cambiar’s future performance and, as is the case with all investment advisors who concentrate on equity investments, Cambiar’s future performance may result in a loss.

Certain information contained in this communication constitutes “forward-looking statements”. Due to market risk and uncertainties, actual events or results, or the actual performance of the Cambiar’s client accounts may differ materially from that reflected or contemplated in such forward-looking statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

For the year ended July 31, 2013, the Frost International Equity Fund (the “Fund”), Institutional Class and Class A returned 16.10% and 15.85%, respectively (net of fees in USD), versus 16.96% for the MSCI All Country World ex-U.S. Index. Global markets posted solid returns led by Japan, where the election of the Abe government in December signaled a change in central bank philosophy and monetary policy. Ongoing European economic sluggishness, slowing growth in China, the prospect of tighter monetary policies and political gridlock in the US weighed on investor sentiment during the year.

Top contributors during the year included Toyota Motor, Adidas, and Publicis Groupe. Toyota’s profitability on Japanese export volume has improved substantially with a weaker Yen and should lead to a strengthening of their competitive position among global auto companies. Adidas is gaining market share in developing countries, including Russia and China, and making progress toward longer-term revenue and margin growth targets through successful innovation efforts and more focus on own retail initiatives. Publicis continues to benefit from its strategic position in both digital advertising and emerging markets. The stock outperformed during the period due to earnings growth and multiple expansion as investors further appreciated its business model and results.

Detractors from performance included Potash, BG Group (sold during the period), and Teck Resources. Potash declined on investor concerns about the slowdown of global economic growth throughout Asia and Latin America, especially by China, India and Brazil. BG Group declined after announcing disappointing production guidance. Growing concerns about China’s growth trajectory and rising inventory levels have pressured copper and coking coal prices, negatively impacting sentiment on Teck Resources.

Notable purchases included AIA Group, Deutsche Bank, Royal Bank of Scotland, Teck Resources, Burberry Group, ASML Holding, MercadoLibre, Tullow Oil, WPP, Lululemon, Saipem, Roche Holding, Bridgestone, Kubota, Amadeus IT Holding, Softbank, Liberty Global, Sina, and Sumitomo Mitsui Trust. AIA Group is the largest independent, publicly listed pan-Asian life insurance group in the world. Deutsche Bank is one of the last remaining investment banks in Europe. We believe that investment banking activity will resume as companies will need to issue debt, make acquisitions and divestitures, and hedge FX and interest rates – and we expect the bank to benefit from such activity. Royal Bank of Scotland Group is a large, international banking and financial services company headquartered in the United Kingdom. Teck Resources Ltd is an integrated natural resource group with activities in mining, smelting, and refining. Burberry, a British luxury apparel and accessories retailer, gave us an opportunity to buy on weakness after disappointing results, though the company continues to execute an effective strategy of improving brand equity and expanding their presence. ASML, the global leader in semiconductor lithography tools, is expected to benefit as the semiconductor cycle turns positive. MercadoLibre, the largest e-commerce platform in Latin America, is well positioned to participate in further Internet penetration, credit expansion, and payment services. Tullow is an independent oil and gas exploration and production company. They are engaged in oil and gas exploration, development and production and the sale of hydrocarbons and related activities.

Our first purchase in 2013 was WPP Plc. WPP is a global advertising company with a leading position in the higher-growth areas of emerging markets and digital advertising. WPP generates strong free cash flow and is expected to continue a trend of increasing its dividend payout ratio over the coming years. Lululemon is a leading designer and retailer of technical athletic apparel, a fast growing segment of the market. The company has a robust expansion plan and is able to execute on square footage growth through the use of internally generated cash. Saipem is an out of favor highly esteemed onshore and offshore engineering and construction services company with the prospect for a recovery in profitability after a recent disappointment. Roche is the global leader in oncology and virology. Its core products have high barriers to entry due to their biologic nature, which should sustain their record of noteworthy sales and earnings progress. Bridgestone, a global tire manufacturer, operates in a consolidated industry marked by a degree of pricing power and brand loyalty. Bridgestone’s strong market position should allow it to continue to benefit from the trend of increased automobile ownership globally. Kubota is one of the world’s leading manufacturers of tractors and rice combines. It has significant presence in South East Asian rice growing regions such as Thailand, as well a strong market position in the small tractor segment in North America. Amadeus is a leader in the global distribution system (GDS) industry, serving as a middle-man between (mostly online) travel agents and airlines. The company’s transaction-based software business continues to gain market share with increases in air traffic. Softbank is a Japanese telecommunication and internet firm with a 30% stake in Chinese e-commerce leader Alibaba Group. Liberty Global is a leading cable operator with dominant market share in key European markets. Consolidation in the European telecom sector and growing demand for its cost efficient data transmission should enhance pricing power for players like Liberty Global. Sina is the leading internet social networking company in China. The company’s recent alliance with China’s largest e-commerce operator Alibaba should allow Sina to leverage its user base and generate more advertising revenue from mobile internet users. Sumitomo Mitsui Trust, Japan’s largest trust bank, provides asset management, commercial banking and real estate brokerage services.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

Notable sales included Canon, BHP Billiton, China Life Insurance, Tesco, Dai-ichi Life Insurance, Svenska Handlebanken, BG Group (discussed above), BM&F Bovespa, Hyundai, Teva Pharmaceutical, Tencent Holdings, Volkswagen, Covidien, Vodafone, Check Point Software, Seimens, China Merchants Bank, and Cenovus Energy. Canon was sold after being increasingly challenged by a heightened competitive landscape including the potential for smart phone cannibalization of their compact digital camera business. BHP Billiton was sold in order to reallocate funds to other materials related holdings. We sold China Life Insurance and Tesco due to deteriorating fundamentals. China Life has experienced market share erosion, and is less attractively valued than other financials. Tesco’s margins may be pressured as it reinvests to regain its competitive position and streamline its international operations. We eliminated Dai-ichi Life for better opportunities. Svenska Handelsbanken performed well due to its safe haven status within the European bank sector, and reached our price target. BM&F Bovespa appreciated nicely, and given heightened concerns regarding regulation and the competitive industry landscape, we exited the position. Profits in Hyundai were harvested after margins expanded to near-peak levels and competition appeared to be intensifying. After Teva reoriented its business away from generic drugs toward branded pharmaceuticals, we eliminated the position in favor of better opportunities in the healthcare space. Tencent, Volkswagen, Covidien, and Vodafone were sold as they neared price targets. Check Point Software was sold due to deteriorating fundamentals. License sales growth decelerated to low single digits, suggesting a more competitive environment. Siemens was sold due to concerns about deliverability of their original margin targets given tough end-markets. China Merchants was sold due to concerns regarding its balance sheet, particularly related to their exposure to trust products which are vulnerable to central bank’s intentional curb on interbank borrowing and liquidity support. We received Osram Light as a spin-off from Siemens and we chose to divest it to make room for other opportunities. Cenovus was sold due to deteriorating fundamentals. Relative to our other oil companies, it has had very strong operational performance, but is in a long term struggle with export capacity.

Encouraging economic developments in Japan and the US emerged during the period. New policies initiated by Japan’s government have begun to show early signs of impacting the real economy. Early indications of consumer spending and an export rebound are leading the market higher. In the US, housing strength and auto sales are driving sentiment in an increasingly positive trajectory. These conditions highlight the importance of owning best-in-class companies with strong underlying fundamentals that can weather a variety of economic conditions. We seek to identify promising companies across our three categories of value – Basic Value, Consistent Earners, and Emerging Franchises – in an effort to provide diversification and opportunity on a risk-adjusted basis.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

The views expressed by the portfolio managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.

Performance data quoted represents past performance; it does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index returns reflect the reinvestment of dividends and other earnings, are net of withholding taxes, and do not include any trading costs, management fees or other expenses. Net index returns are net of withholding taxes from a Luxembourg tax perspective.

It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Notable purchases and sales includes material transactions other than recently purchased securities, which may be excluded for best execution purposes.

Portfolio construction will have significant differences from that of a benchmark in terms of security holdings, industry weightings, asset allocations and number of positions held, all of which may contribute to performance, characteristics and volatility differences.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Performance

The Frost Natural Resources Fund (the “Fund”) performance over the last year was influenced by manager decisions made in anticipation of a more volatile environment for commodities linked equities than what actually occurred. Performance for the fiscal year ended July 31, 2013 for the Fund, Institutional Class was 10.60% and Class A was 10.37%, with the benchmark S&P North American Natural Resources Sector Index rising 13.44% for the year. The portfolio lagged the benchmark by 284 basis points over the prior twelve months due to a higher than average cash balance and a hedge position which detracted 149 basis points from performance. The managers’ rationale for this decision stemmed from concerns related to low developed market growth rates in addition to softer economic growth in many of the world’s developing economies.

Top contributors to portfolio returns over the previous twelve months include Bonanza Creek Energy, Oil States International, Noble Energy, Anadarko Petroleum and EOG Resources. Bonanza Creek stock returned 132% for the year, as the company grew its crude production significantly. While the company’s second quarter of 2013 (2Q13) results were less than expected, results from the company’s 5-acre downspacing pilot in Cotton Valley came in above expectations. Oil States was another solid contributor, benefitting from pressure applied by investors who saw additional value to be realized in the company’s two core businesses (accommodations & oilfield equipment). Management recently announced its intention to pursue a tax-free spin-off of the accommodations business, which should result in additional appreciation for the shares. EOG Resources reported one of the best results of the second quarter 2013 earnings season, beating consensus estimates (11th straight quarter), raising its production guidance, and reporting impressive well results. EOG updated its 2013 fiscal year (FY13) production target to 487–515 million barrel of oil equivalent per day (MBoe/d), from the prior 464–506 MBoe/d, increasing the midpoint by ~3% and implying a year over year (YoY) growth rate of 4-10%. The company also reported positive results from the Delaware basin; while it also increased its estimated Bakken drilling inventory to 12 years (from 7 years) based on successful downspacing results.

Detractors for the past year were limited, apart from our cash position discussed above. Lagging the market were our modest position in Potash, iron ore producer Rio Tinto and Apache Corporation. Our Potash position suffered in July of 2013 from a surprise announcement from a Russian competitor (Uralkali) which announced its intention to leave the potash negotiating cartel, in an effort to secure a greater volume of sales, potentially at the expense of price. This news shook the global potash industry, as the two global cartels account for more than 86% of the global market. As a result of this strategy shift by Uralkali (the world’s low cost producer), shares of the global potash producers fell, reflecting expectations that future potash prices will fall from their current $425/metric ton (Mt) to a forecasted $300/Mt; as a result of this news and the structural change in fundamentals it implies for the potash market, the managers sold our 1.4% position in Potash. Our position in Rio Tinto was accumulated beginning in early 2013, as the manager believed that investors were embedding a far too pessimistic iron ore price into the value of the company. Investor skepticism continued to grow through the spring, with macro economic data from China continuing to disappoint, placing further pressure on the shares. Beginning in July the shares have shown better performance, with improved Chinese economic data and YTD spot prices for iron ore staying above $120/Mt, which is well above the imputed $85/Mt price implied by the market. New management at Rio Tinto is taking a more deliberate approach to capital allocation, which is likely to result in a more modest trajectory of production growth. Apache has suffered from its exposure to Egypt, which accounts for a very modest percentage of production. Management has conveyed clear intent to “validate the value of Egypt for our shareholders,” yet also reiterated the broader importance of its presence in the country. We believe a joint venture interest sale would satisfy both objectives of management while assuaging investor concerns. Apache shares continue to trade at a discount to peers, largely due to concerns related to their Egyptian assets; hence a joint venture would likely provide a favorable share price impact. In addition, management is moving forward with a planned sale of its Gulf of Mexico assets, which could fetch as much as $6 billion. As a result, we continue to maintain a position in Apache.

Outlook

As we head into the third quarter of 2013, the managers are maintaining a lower cash balance, this in light of recent macroeconomic data which supports our view that the global economic recovery is on much firmer footing than at the same time last year. Based on the July figure for world oil supply and the estimated storage change for global oil inventories for the month, we believe global apparent demand averaged 92.5 million barrels per day (mb/d) for July relative to a working projection for global demand of 91.6 mb/d for the quarter. While we remain leery of making too much of one month in a quarter, the figure is notably above the consensus’ projection for third quarter (3Q) world oil demand. Organization for Economic Co-operation & Development figures appear to be running softer than forecast, despite the U.S. figures that ran much higher. Overall, the recent date for crude oil reinforces our view that the oil balance is much tighter than generally believed. This viewpoint is buttressed by a recent report from the International Energy Agency, the second consecutive month where the agency revised global oil demand upward. This news has failed to capture much attention from the mainstream press, but does suggest that the disproportionate risk in oil prices is to the upside.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Our investment thesis in favor of the oilfield service and equipment manufacturers remains intact. We believe that 10%+ annualized growth in offshore well construction/completion activity over the next several years is the highest probability for the global oil service landscape so our favored stocks remain those names which we believe are well positioned to benefit from this industry trend. Earnings revisions for oil service companies are still generally trending in the wrong direction, as second quarter results supported strong contract backlogs impaired by softer than anticipated operating margins. It is this continued disconnect between fundamentals and stock price action which makes it difficult for us to make a convincing case for oil service stocks as a group moving higher over the near term, especially with the prognosis for the second half of 2013 (2H’13) U.S. onshore oilfield activity being murky, at best. We believe that North American onshore activity will remain muted, with domestic natural gas prices likely to remain soft for the foreseeable future, keeping the land rig count essentially flat. U.S. onshore drilling and completion efficiencies are real, as evidenced by the largest three North American oilfield services (OFS) companies (HAL, SLB, BHI) all having posted 8-to-10%+ 2Q13 sequential U.S. revenue growth despite a flat U.S. horizontal rig count. That weather across the Bakken formation adversely impacted several of the smaller OFS players during Q2 illustrates why we tend to favor the better capitalized OFS names, with their diversified product and service line portfolios and basin breadth. Internationally, OFS operating margin expansion among the large-cap diversified service companies was muted in second quarter (Q2), in large part because of disappointing activity levels in Latin America (namely northern Mexico and Brazil). These players have generally guided to higher international margins in the second half of the year, so we’ll need to see solid Eastern Hemisphere results in order to negate what is shaping up to be a poor 2013 for the Latin America region.

Oilfield capital equipment providers generally posted disappointing Q2 results, with underwhelming operating margins being the root cause of the earnings disappointment. We remain constructive on this OFS subsector over the next 12 months, particularly for capital equipment being supplied into subsea applications, but we’ll look for positive operating margin progression in 2H’13 to allay our concerns as to whether 2014 earnings expectations will come in where we think they should. Offshore drilling contractors generally fared well on the operating cost front during 2Q13; but there is growing belief that ultra-deepwater and deepwater floater spot market day-rates have peaked for the present cycle. End of the year re-contracting which is scheduled for several deepwater assets will serve as a definitive indicator heading into 2014.

Chinese economic activity rebounded in July vs. June levels, with key indicators (fixed asset investment, Industrial production) exceeding expectations. Property starts expanded sharply as sales growth also remained strong. This positive data drove metals & mining equity prices higher as China growth fears started to subside. Steel consumption and production remain strong in China, with key property market indicators also showing resilience (floor space starts were up 45% while sales were up 12% YoY). Chinese steel prices have been rising, and talk of capacity curtailments continues to circulate. U.S. steel prices remain stable after a string of price hikes over the past several months. The threat of imports in the coming months remains real due to wide US-foreign price spreads, but lean U.S. inventories could help blunt the impact. Metallurgical coal prices have stabilized and have begun to inch higher; BHP is said to be considering increasing September monthly pricing by ~$1-$2/ton, while domestic Chinese producers have raised prices by ~$1-$3/ton. Spot availability is currently limited, with Queensland coal exports falling ~14% in July as supply chain maintenance impacted production. Domestically, natural gas inventory data for the recent period continues to come in above consensus expectations. This is a negative sign for natural gas prices (and as a result, thermal coal), but thermal coal stockpiles have returned to 2011 levels, and we expect further draw-downs over the summer, as elevated summer temperatures bode well for thermal coal demand in the near-term. Global copper inventories fell to the lowest point in five months with SHFE inventories at the lowest point since September of 2012 and bonded warehouses at the lowest in a year. Positive Chinese industrial production and trade data should continue to spur demand incrementally, which will help copper prices. Gold ETF holdings continued to decline, in spite of positive momentum in the metal. Platinum ETF holdings reached their highest level ever at 2.21 thousand ounces suggesting precious metals ETF investors continue to favor platinum group metals, a view we agree with.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The S&P North American Natural Resources Sector Index is a modified-capitalization weighted equity index containing stocks selected from a universe of U.S. traded stocks, based on a set of objective screening criteria.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on September 27, 2011.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Portfolio update

Cinque Partners remains an investor in what we believe to be highly regarded companies that are able to grow their business through service, innovation and with management that provide solid financial stewardship. As of July 31, 2013, our five largest holdings included companies from Consumer Staples, Health Care, Media and Entertainment and Technology. The combined Market Capitalization of these five firms is about $181 billion and have daily trading volumes between 3.1 and 47.1 million shares.

On the options side, the CBOE VIX index experienced a surge in the second quarter spiking from a March 28 close of 12.70 to an intra-day high of 21.32 on June 20. We believe that this 68% increase in volatility over such a short period of time can be explained in part by the widespread expectation of the Fed’s intent to taper off its Quantitative Easing policy (QE) and its impact on a fragile U.S. economic recovery.

Second quarter review

In addition to the market’s uncertainty about the timing of the winding down of QE3 and the resulting spike in bond yields, new data coming from China indicates that global growth could be slower than initially expected. The country is experiencing a liquidity crunch which has made loans to businesses, large and small, much more expensive. As a result real GDP growth in China has been on a steady decline over the last 3 years from an annual reading of about 11% in mid-2010 to 7.8% at the beginning of 2013 and an expected 7.5% for the second quarter†. The Chinese central authority is being responsive to speculation and over leverage. Short-term pains are expected to continue before the growth recovery begins. Domestically, the concern remains focused around an economy which is recovering at a slower pace than one would want. We believe that the combination of disappointing economic reports (fourth quarter 2012 GDP was revised to down to a paltry 0.4% and the most recent reading for the 1Q2013 is a mere 1.8%)†, the unraveling of many commodity prices and the spike in bond yields are largely expected to bleed into the stock market. The spike in volatility experienced in the second quarter has come back down below long term average; however, we do expect a return to normal levels in the near future.

2013 Second half outlook

With equities up close to 30% over the last 18 months, investors would be well served to lower those returns expectations given the aforementioned macro headwinds. Although a rising tide lifts all boats, as the economy searches for equilibrium, not all companies will perform equally well; a good rationale for active management of risk.

Investor complacency to risk is also of concern. The VIX index in absolute terms has been trending lower, well below its long term average.

Additionally, the skew or spread between implied volatility on S&P 500 call and put options has also tightened dramatically as investors have had less appetite for put protection.

Selling call options on the S&P 500 index can still create investor value at these levels. The static return on the BXM index option as of last expiration on June 21 was 1.57%. Since its inception in June 1988, the BXM has produced on average a 1.82% monthly static return. Currently, Cinque is using a portion of the option premium from the sale of Calls Options to purchase Put protection at discounted prices.

† Source: FactSet.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Performance update

As of 07/31/2013

Performance	2013 YTD	1Q2013	2Q2013	Inception 12/3/2012
Frost Cinque Large Cap Buy-Write Equity Fund, Class A1	10.55%	6.07%	1.13%	11.10%
Policy Benchmark[2]	12.77%	7.72%	1.48%	13.64%
CBOE S&P 500 BuyWrite Index	6.23%	4.82%	0.04%	6.39%
S&P 500	19.62%	10.61%	2.91%	21.28%
MorningStar Long/Short Equity	8.49%	5.04%	0.70%	N/A

1.	see page 116 for expenses.

2.	Policy Benchmark is based on 50% CBOE S&P 500 BuyWrite Index and 50% S&P 500 Index to reflect a passive strategy with maximum written 50% on notional value.

Past performance is no guarantee of future results. Please see the Disclosures section for information regarding the use of indices, including those that make up the Policy Benchmark

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small-and mid-cap companies, REITS, options, and bonds. Though hedging activities, including option collar hedges, may assist in reducing tail, or extreme volatility risk, there is no assurance that hedges will protect against significant, unforeseen market risks. The establishment of hedges, including embedded hedge strategies in liquid alternative investment products, may well reduce or cap potential upside gains. Collar is an options strategy that attempts to limit the range of possible positive and negative returns on an underlying stock and can be established by holding shares of an underlying stock, purchasing a protective put, and writing a covered call on that stock. The Fund uses option sales, both covered call writing and collateralized put writing, to generate income, manage risk, as well as support the rebalancing of the underlying long equity portfolio. With options, an investor has the potential to earn profits while limiting risks of loss. From a portfolio perspective, our policy target is to be 50% written. A combination of calls and puts is utilized to achieve this policy target based on meeting specific criteria for the alignment of strike and target prices along with requirements for static returns, if exercised returns and probability of exercise.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

S&P 500 Index: An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

CBOE BXM Index: A passive total return index based on selling the near-term, at-the-money S&P 500 Index (SPX) call option against the S&P 500 stock index portfolio each month, on the day the current contract expires.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on December 3, 2012.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVERSIFIED STRATEGIES FUND

For the fiscal year ended July 31, 2013, the Frost Diversified Strategies Fund (the “Fund”) posted a total return of 9.04% outperforming the blended benchmark return of 6.15%. The blended benchmark components reflected nominal returns of 7.89% for Hedge Fund Research Inc. Fund of Funds Composite Index (“HFRI FOF”), 5.44% for the CBOE S&P 500 BuyWrite Index (“BXM”) and 0.11% for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The blend is 40% HFRI FOF, 55% BXM and 5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

With the exception of the elimination of commodity exposures in mid to late 2012, no material changes to the portfolio were made during the fiscal year. The “traditional” module allocation in the Fund maintains a managed collar structure in which index puts are positioned as a defensive measure against market volatility with call writes established to offset the expense of the puts. The collar is reset on a monthly basis. Underlying investments in the traditional module reflect broad market domestic sectors and are comprised of exchange traded funds.

The non-traditional, or alternative, investments in the portfolio emphasize reduced volatility and correlation to the S&P 500, and are comprised of listed ETFs and mutual funds representing hedge-fund like strategies including risk parity, credit and merger arbitrage, and fixed income strategies addressing both rising and falling interest rate environments. Multi Strategy Funds are used as well, as a compliment to the portfolio mix.

Almost all portfolio positions generated positive total returns for the fiscal year. Notable total returns of 42.29% and 38.58% were reflected by the Large Cap Financial Sector (XLF) and Consumer Discretionary Sector (XLY). The Alpha Simplex Group Global Alternative Fund within the non-traditional module posted a 15.10% return with arbitrage and Multi Strategy posting more modest returns of 2.49% to 3.01%. Credit sensitive alternative investment strategies reflected modest returns of 0.95%. With market volatility (vs. SPY) remaining persistently low, ranging from a high for the VIX of 17 in Aug. 2012 to a low of 7.19 in Feb 2013, the option collar protection reflected a modest expense for the Fund, estimated at 39 basis points.

Though the Fund seeks to provide capital growth, it does so while managing volatility risk, typically in a “hedging” manner. At the conclusion of the fiscal year, the Fund reflected a historical (one year/30 day trailing) volatility level of 7.98 compared to the Standard and Poor’s 500 Index (SPX) historical volatility level of 11.77, with portfolio volatility remaining consistent throughout the fiscal year. The Fund delivered a fiscal year end beta (v. SPX) of 0.552 which represents the beta target objective established by the managers.

Your investment and continued participation in the Fund is appreciated.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. The Fund is subject to the risks and expenses of its underlying investments, including those related to investments in exchange-traded products, small- and mid-cap companies, REITS, options, and bonds. Though hedging activities, including option collar hedges, may assist in reducing tail, or extreme volatility risk, there is no assurance that hedges will protect against significant, unforeseen market risks. The establishment of hedges, including embedded hedge strategies in liquid alternative investment products, may well reduce or cap potential upside gains. Collar is an options strategy that attempts to limit the range of possible positive and negative returns on an underlying stock and can be established by holding shares of an underlying stock, purchasing a protective put, and writing a covered call on that stock.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The CBOE (Chicago Board of Exchange) BuyWrite Index (BXM) is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. HFRI Fund of Funds Composite is an equal-weighted index of fund of funds, both domestic and offshore. To be included, the fund of funds needs at least $50 million under management or needs to have been actively traded for at least 12 months. The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVERSIFIED STRATEGIES FUND

Growth of a $10,000 Investment

(1)	Class A Shares commenced operations on January 7, 2011.

(2)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

Fund results

For the fiscal year ended July 31, 2013, the Frost Strategic Balanced Fund (the “Fund”) Institutional Class and Class A posted a return of 11.17% and 10.90%, respectively, versus the blended benchmark’s result of 12.71%, or about a 150 basis points shortfall. This variance is explained by the outlier performance of the S&P 500 Index (48% of the blended benchmark) versus international equity – more discussion on this in the commentary section below. The Fund outperformed its Lipper peer group, which delivered an average return of 9.77% over the same period – an outperformance of 140 basis points, placing the Fund in the second quartile (Lipper Global Flexible). The Fund’s performance versus its Lipper peers was the result of a smaller allocation to international equity, particularly emerging markets. Most of the performance differential has come during the course of 2013, impacted by the S&P 500 as it surged nearly 20% YTD, as compared with developed markets’ equities performance of about half that (10% total return for the MSCI EAFE index, USD). Year-to-date, the Fund has returned 6.9% vs. the benchmark’s 8.6% and the Lipper peer group’s 3.5%. Recently, the Fund has been more in-line with the benchmark’s performance, as international assets have done better QTD.

Market commentary

During the last year, and in particular in 2013 for the year to date, the normal benefits of diversification were lacking due to the decoupling between U.S. equity and International equity, including emerging markets. While the U.S. economy has not been exactly robust, global investors make their assessments on a relative basis and the U.S. was the beneficiary of continuing accommodative monetary policy on the part of the Federal Reserve (the “Fed”), quantitative easing (‘QE’), as well as favorable comparisons vis-à-vis a Eurozone that is suffering its longest recession ever (2 years); and fears that the world’s second largest economy, China, would suffer a ‘hard landing’ (growth in the 6-7% range). At the same time, the global slowdown served to lower inflationary pressures, and U.S. equities were re-rated as investors realized that growth, while not great, was good enough, especially if inflation remained subdued. Consequently, global equity markets exhibited less correlated performance than usual.

The U.S. equity allocation of the Fund outperformed the S&P 500’s performance by about 0.8% for the year (25.8%). The 39% average weight allocated proved to be a 900 basis underperformance vs the blended benchmark’s weight of 48%, leading to an allocation ‘drag’ as that weight was assigned to asset classes that underperformed the S&P for the year. REITs returned just 8.4% during the period; and emerging markets equity came in barely positive at 1.4% (Vanguard FTSE Emerging Markets ETF VWO). While we did decrease our exposure to these asset classes during the year ending July, with 3.5% in emerging market equity, we are loath to reduce this weight much further as there is now decent value to be found in these areas. The Fund continued to hold German equity, and this is the one market that beat the S&P 500 with its stout performance of over 32%.

Fixed income also gives us a mixed picture, with fixed income as an asset class suffering its worst losses since 2008 in the second quarter; for the year past the Barclay’s Aggregate Bond Index is down about -2%; US Treasuries performed even worse with -6% (Bank of America Merrill Lynch 10-Year Treasury Index). We are hard-pressed to find a major sector that was not flat to negative over the last year, with TIPS particularly hard hit at -7.3% (Bank of America Merrill Lynch Inflation-Linked Index) – the notable exceptions being high yield bonds, up over 12%; and senior floating-rate loans up nearly 9%. Quite the contrast. The Fund’s international bonds did well at over 5%, but suffered a pull-back in the second quarter as the emerging market segment sold off.

Outlook

As the U.S. economy continues its slow improvement, there is now more evident divergence in global economic data being reported. The U.S., and now Europe and Japan, are demonstrating progress, while some of the larger developing economies lag. Central bank communications have diverged as well. Since the 1st quarter letter, the Fed has started to communicate its willingness to pull back monetary accommodation contingent on lower unemployment and a steadily improving economy. In contrast, the European Central Bank (ECB) provided commentary that it would stay with its easing stance as long as needed and would deploy non-standard measures (OMT) if necessary. While the fixed income markets seem to have stabilized in the near term, we expect to see an increase in volatility, reflecting policy uncertainties for the balance of 2013.

The Eurozone is showing signs of coming out of its long recession; and, moreover, China’s economy appears to be stabilizing. At the same time, inflation appears to be well-contained on a global basis. We believe that the U.S. market is overdue a pause, or possibly even some consolidation. Meanwhile, both Europe and emerging markets, both equity and debt, are presenting better buying opportunities, though we are being selective in our efforts to deploy more capital in these areas, cautiously optimistic in the face of continued macro improvement.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI Europe, Australasia, Far East Index (EAFE) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

BofA Merrill Lynch 10+ Year Treasury Index is a subset of the Bank of America Merrill Lynch Treasury Master Index. The index measure the total return performance of U.S. Treasury bonds with an outstanding par that is greater than or equal to $25 million. The maturity range of these securities is greater than ten years.

BofA Merrill Lynch U.S. Inflation-Linked Treasury Index tracks the performance of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the Index; however, original issue zero coupon bonds are included in the Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 3.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to June 30, 2008 for both the Institutional Class Shares and the Class A shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2006 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund results

During the year ended July 31, 2013, the Frost Total Return Bond Fund (the “Fund”) produced a total return of 5.41% (Institutional Class Shares) and 5.15% (Class A Shares) versus -1.91% for its benchmark index, the Barclays U.S. Aggregate Bond Index.

Strategic Impact

The following factors affected returns in the year:

•	A rise in interest rates across the yield curve contributed to a decline in valuations of many securities held in the Fund;

•	The Fund continued to produce a higher level of interest income relative to its benchmark;

•	The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position aided the Fund relative to the index as interest rates increased during the period;

•	The Fund was overweight the asset-backed security sector which helped relative performance as the sector outperformed the index as a whole;

•	The Fund was overweight the commercial mortgage-backed security sector which materially helped performance. The CMBS bonds in the Fund delivered returns in excess of 10% during the year;

•	The Fund’s agency MBS holdings outperformed the agency MBS sector within the index. This contributed positively to the Fund’s relative performance in the period;

•	The Fund was underweight US Treasuries over the year which helped both absolute returns as well as returns relative to the benchmark.

Portfolio strategy and outlook

We expect to keep the Fund’s average maturity and duration profile positioned for higher interest rates in the future. We may take advantage of the recent pickup in market volatility to tactically increase or decrease the Fund’s duration over shorter periods than we’ve done historically. Having such low yield levels and some uncertainty about future economic growth, we believe active management of the Fund’s interest rate profile is a necessity in order to successfully navigate through this period. We may decide to tactically increase the maturities of the Fund for a short time, but we expect to keep the overall profile of the Fund’s interest rate risk lower than that of its benchmark, as we view a potential rise in interest rates as a significant risk to bond returns over the next several years. Additionally, we have allocated a meaningful amount of the Fund to six to eight year maturities as that portion of the yield curve begins fiscal year 2014 with the best relative value in our estimate. We also are focused on generating a higher level of income than the benchmark, because we believe income will be a big part of the total return of the Fund over the near term.

We expect most credit sectors will out perform government bonds over the coming year. We plan to maintain the Fund’s overweight allocation to the lower quality credit sectors, rotating into and out of individual holdings or sectors that offer better relative value. Within the Fund’s corporate bond sector, we expect to maintain an overweight to financial names. While this allocation is certainly more volatile than other sectors, we are maintaining this position because we expect these bonds to contribute over the long term.

The Fund’s allocation to the CMBS sector will continue to be larger than the benchmark weight, as this sector continues to have some of the best opportunities in our view. This sector also continues to be volatile because of its significant correlation to the strength of the economy, and the on-going correction in valuations for many of the underlying commercial real estate properties. We continue to use this sector as a way to increase the income generated by the Fund, as many individual securities in this sector pay coupons between 5% and 6%.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2013

Credit Rating(1)	Percentage of Total Investments
AAA	2%
AA	2%
A	15%
BBB	31%
BB	10%
B	3%
Government	25%
Treasuries	9%
Treasury Inflationary Protection Securities	1%
Not Rated	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund results

During the period ended July 31, 2013, the Frost Credit Fund (the “Fund”) produced a total return of 2.33% (Institutional Class Shares) and 2.09% (Class A Shares) since inception (December 3, 2012) versus 0.86% for its blended benchmark, a 50/50 weighting of the Barclays U.S. Credit & Barclays U.S. Corporate High Yield Indices.

Strategic impact

The following factors contributed to returns in the period:

•	A rise in interest rates across the yield curve contributed to a decline in valuation for many securities held in the Fund;

•

An allocation to commercial mortgage-backed securities and other asset-backed securities helped returns relative to the benchmark. In the case of the asset-backed securities, this sector as a whole outperformed the corporate sector. Within the CMBS portfolio, several individual holdings of the Fund outperformed both the corporate sector and the CMBS sector as a whole;

•

The Fund was overweight below investment grade rated sectors relative to its blended benchmark and this helped returns, as the high yield sector outperformed the investment grade rated sectors for the period;

•	Individual security selection helped returns, as several holdings delivered returns in excess of 5% in the period.

Portfolio strategy and outlook

The Fund is positioned aggressively from an allocation perspective. We expect the below investment grade rated sectors will continue to outperform the investment grade rated sectors and we are focused on generating meaningful income at this time. As a result, the Fund is overweight the below investment grade rated sector (75%) and underweight the investment grade sector (25%). The Fund’s option adjusted spread at the end of the quarter was 5.37% over comparable maturity US Treasury securities.

The Fund finished the quarter with a 20% allocation to CMBS and a 22% allocation to collateralized loan obligations (“CLO”). All of the Fund’s CLO holdings have floating rate coupons, which the Fund is using to help reduce the overall interest rate risk position. The Fund’s allocation to the CMBS sector is based on relative value assessments, and is positioned to increase the income of the Fund. The Fund finished the quarter with a 46% allocation to the corporate sector including; financials, construction, energy, telecommunication, healthcare homebuilding and gaming.

The interest rate position of the Fund is defensive, with the effective duration at the end of the fiscal year at 3.48%. We expect to remain defensive from an interest rate perspective for the Fund and take a more aggressive posture from a credit allocation perspective.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CLO – Collaterized Loan Obligations are a type of asset-backed securities whereby payments from multiple middle market sized business loans pooled together and passed on to bond holders as security collateral. The actual loans used as collateral in a CLO are generally multi-million dollar loans called syndicated loans and are typically originally lent by a bank or other financial institution.

Effective Duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on December 3, 2012.

(3)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2013

Credit Rating(1)	Percentage of Total Investments
A	3%
BBB	19%
BB	48%
B	25%
CCC	2%
Cash	3%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund results

During the year ended July 31, 2013, the Frost Low Duration Bond Fund (the “Fund”) produced a total return of 1.10% (Institutional Class Shares) and 0.84% (Class A Shares), versus 0.37% for the benchmark index, the Barclays U.S. 1-5 Year Government/Credit Bond Index.

Strategic impact

The following factors contributed to returns in the year:

•	A rise in interest rates across the short end of the yield curve contributed to a decline in valuation for many securities held in the Fund;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position helped the Fund’s performance relative to the benchmark, as interest rates for the short-end of the yield curve rose during the quarter;

•

The Fund’s allocation to bonds with floating rate coupons helped returns relative to the benchmark, as floating rate bonds outperformed fixed rate securities as rates rose during the second quarter of 2013;

•	The Fund spent the year meaningfully underweight the US Treasury sector which aided returns as the sector underperformed the index as a whole;

•

The Fund had one holding, representing an allocation of approximately 1.5%, which materially underperformed during the last few months of the year. The security was a senior unsecured corporate bond of BMC Software. The company announced during the quarter that it had entered into an agreement to be purchased in a leveraged buyout from a private equity group. The company’s bonds underperformed with the potential negative news of the buyout.

Portfolio strategy and outlook

We believe most credit sectors should continue to perform well relative to government bonds. We plan to maintain the already overweight position to the lower quality credit-sectors, as we continue to increase the Fund’s allocation to higher quality credits due to relative value considerations. Our targeted sectors are US Treasury securities, US Agency bonds including defensive GinnieMae Collateralized Mortgage Obligations (“CMOs”), and some higher quality asset-backed securities. Our movement into these assets will continue to be deliberate, as valuations have recently increased, and security selection will be the driver behind excess returns over the next several quarters. We are using the allocation to GinnieMae CMOs as a substitute for the US Treasury sector as the Treasury securities under five-year maturities have poor relative valuations in our view.

We plan to keep the Fund’s average maturity and duration profile positioned for higher interest rates down the road. As the level of interest rates for the short-end of the yield curve remain at exceptionally low levels, investing in high quality securities with floating rate coupons remains more attractive in our view. The Fund finished the year with approximately 36% of its holdings having floating interest coupons.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Advisor will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

The Barclays U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government-related issues, US dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

Collateralized Mortgage Obligation – (CMO) A type of mortgage-backed security that creates separate pools of pass-through rates for different classes of bondholders with varying maturities, called tranches. The repayments from the pool of pass-through securities are used to retire the bonds in the order specified by the bonds’ prospectus.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2013

Credit Rating(1)	Percentage of Total Investments
AAA	18%
AA	7%
A	17%
BBB	14%
Government	21%
Treasuries	21%
Cash	2%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2013, the Frost Municipal Bond Fund (the “Fund”) produced a total return of -1.28% (Institutional Class Shares) and -1.43% (Class A Shares) versus -2.19% for its benchmark index, the Barclays Municipal Bond Index. The Fund’s annualized SEC 30-Day Yield as of the end of the year was 2.00% and the unsubsidized 30-Day yield was 1.76%.

Strategic impact

The following factors contributed to returns in the year:

•	A rise in tax-exempt yields across the yield curve contributed to a decline in valuation for many securities held in the Fund;

•	The Fund continued to produce a consistent level of interest income;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was the main factor helping the Fund’s performance relative to the benchmark, as interest rates for the short-end of the yield curve increased;

•	The Fund was overweight securities from issuers in Texas and that impacted performance as Texas issuers underperformed the overall index in the year;

•	The Fund was underweight securities from issuers in Florida and Puerto Rico and that helped performance as these issues underperformed the benchmark for the year;

Portfolio strategy and outlook

We expect to keep the Fund’s average maturity and duration profile positioned for higher interest rates down the road. We believe that rates on the short-end of the yield curve will not increase meaningfully over the next several quarters, and we have been increasing the average maturities for this Fund slowly. We expect that even with this recent increase in the maturities within the Fund, the overall profile of the Fund’s interest rate risk will be lower than that of its benchmark based on how low overall tax-exempt yields are.

We also plan to maintain a significant allocation to Texas securities and an underweight to securities of issuers from geographies with weaker fiscal conditions. We remain focused on the long-term negative trends in financial strength for many local municipalities from hard hit regions of the country. With this in mind we continue to focus on maintaining an underweight allocation to riskier credits within the Fund relative to the benchmark.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays Municipal Bond Index is a rules-based, market value weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must have minimum credit rating of Baa and must have an outstanding par value of at least $5 million. Bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on August 28, 2008.

(4)	Reflects 2.25% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2013

Credit Rating(1)	Percentage of Total Investments
AAA	27%
AA	45%
A	18%
BBB	7%
BB	1%
Cash	1%
Not Rated	1%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2013, the Frost Low Duration Municipal Bond Fund (the “Fund”) produced a total return of -0.20% (Institutional Class Shares) versus 0.54% for its benchmark index, the Barclays 3-Year Municipal Bond Index.

Strategic impact

The following factors contributed to returns for the year:

•	A rise in tax-exempt yields across the yield curve contributed to a decline in valuation for many securities held in the Fund;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position did not have a meaningful effect in the Fund’s performance relative to the benchmark for the year;

•	The fund was overweight securities from issuers in Texas and that hurt performance as Texas issuers underperformed the benchmark for the year;

•	The Fund was underweight lower credit quality securities which hurt performance relative to the benchmark.

Portfolio strategy and outlook

The Fund was closed in August 2013.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that the Adviser will continue to waive fees.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates quickly and significantly reduce the value of certain mortgage-backed securities. There can be no assurance that the Fund will achieve its stated objective.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays 3-Year Municipal Bond Index is a broad based market index. To be included, bonds must have minimum credit rating of Baa; outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million, have a dated date after December 31, 1990 and be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is August 31, 2004 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2013

Credit Rating(1)	Percentage of Total Investments
AAA	14%
AA	47%
A	3%
BBB	4%
Cash	32%

(1)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Fund objective

The Frost Kempner Treasury and Income Fund’s (the “Fund”) investment objective is to provide a reasonable level of current income and preservation of capital through investment in full faith and credit U.S. Government obligations.

Market commentary

Intermediate and longer-term interest rates have remained quite low in traditional terms during the past twelve months, but they have begun their long expected rise. Bonds are priced to take into account both current return and some expected inflationary rate. As the U.S. economic outlook has brightened and the possibility of increased inflation became more probable, the bond market has responded rapidly. Interest rates for the 30-year Treasuries were about 2.60% on July 31, 2012. They have risen to 3.76% on July 31, 2013. If inflation averages 2-2 1/2%, people typically price in 2-3% as their yield above inflation. This means, if our view of the economy is correct, the 30-year bonds are likely to still be much higher in yield over the next 12-18 months, and therefore lower in price than they are today.

During the year ended July 31, 2013, the Fund had a total return of -5.00%. The Fund’s benchmark, Barclays U.S. Treasury Bond Index, had a return of -2.72% for the same year. The Fund’s duration was longer this period as compared to the benchmark so when there was a quick change in interest rates, the Fund underperformed the benchmark during the period.

Portfolio strategy

Bonds will be a difficult investment class through which you can make real returns over the next several years. That is why our fixed income fund is comprised of U.S. Treasury Inflation Protected Securities (“TIPS”). A full portfolio of TIPS is one of the ways investors can hope to protect the value of their principal against inflation in the future.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in the Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent the Fund’s entire portfolio and in the aggregate may represent only a small percentage of the Fund’s portfolio holdings.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877.713.7678.

Mutual fund investing involves risk including possible loss of principal. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. There can be no assurance that the Fund will achieve its stated objectives.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

The Barclays U.S. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is November 30, 2006. (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK‡ — 93.2%
Consumer Discretionary — 18.7%
Amazon.com*	21,541	$6,488,580
AMC Networks, Cl A*	86,440	5,900,394
BorgWarner	61,965	5,913,320
Chipotle Mexican Grill, Cl A*	11,675	4,813,252
DIRECTV*	146,685	9,280,760
DR Horton	247,257	4,969,866
Michael Kors Holdings*	122,370	8,240,396
Panera Bread, Cl A*	29,890	4,993,124
priceline.com*	8,740	7,653,356
Starbucks	119,900	8,541,676
Ulta Salon Cosmetics & Fragrance*	52,840	5,331,556

		72,126,280

Consumer Staples — 5.7%
Costco Wholesale	67,102	7,870,393
CVS Caremark	106,385	6,541,614
Philip Morris International	85,277	7,605,003

		22,017,010

Energy — 7.8%
Anadarko Petroleum	63,160	5,590,923
Cameron International*	95,140	5,641,802
Cobalt International Energy*	234,380	6,761,863
EOG Resources	40,628	5,910,968
Schlumberger	76,763	6,243,135

		30,148,691

Financials — 5.3%
BlackRock, Cl A	20,331	5,732,529
Invesco	125,189	4,029,834

Description	Shares	Value
MetLife	103,799	$5,025,947
Moody’s	84,845	5,749,946

		20,538,256

Health Care — 15.6%
Baxter International	104,610	7,640,714
Biogen Idec*	34,955	7,624,734
Celgene*	69,932	10,270,214
Edwards Lifesciences*	83,825	5,983,428
Eli Lilly	105,455	5,600,715
Gilead Sciences*	183,900	11,300,655
Illumina*	75,180	6,000,868
Vertex Pharmaceuticals*	69,270	5,527,746

		59,949,074

Industrials — 10.8%
Chart Industries*	37,355	4,247,263
Cummins	62,038	7,518,385
Deere	60,655	5,038,611
FedEx	51,318	5,439,708
Union Pacific	80,771	12,809,473
Waste Connections	151,875	6,570,113

		41,623,553

Information Technology — 25.1%
Apple	31,707	14,347,418
Cognizant Technology Solutions, Cl A*	99,701	7,217,355
eBay*	137,080	7,085,665
EMC	262,255	6,857,968
Google, Cl A*	17,784	15,785,078
Lam Research*	121,790	5,994,504
Mastercard, Cl A	8,173	4,990,516
NetApp	243,595	10,016,626
QUALCOMM	158,000	10,198,900
Silicon Laboratories*	84,750	3,310,335
Teradata*	58,200	3,440,784
Visa, Cl A	41,715	7,383,972

		96,629,121

Materials — 2.8%
Monsanto	67,600	6,677,528
Praxair	32,104	3,857,938

		10,535,466

Telecommunication Services — 1.4%
Verizon Communications	108,025	5,345,077

Total Common Stock (Cost $239,233,710)		358,912,528

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST GROWTH EQUITY FUND

Description	Shares	Value
CASH EQUIVALENT** — 6.7%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $25,829,801)	25,829,801	$25,829,801

Total Investments — 99.9% (Cost $265,063,511)		$384,742,329

Percentages are based on Net Assets of $385,002,433.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST DIVIDEND VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 98.9%
Consumer Discretionary — 10.3%
Cinemark Holdings	181,705	$5,291,250
Lowe’s	215,460	9,605,207
Time Warner Cable	35,119	4,006,024
Walt Disney	145,735	9,421,768

		28,324,249

Consumer Staples — 6.0%
Kraft Foods Group	76,499	4,328,313
Philip Morris International	60,308	5,378,268
Walgreen	134,375	6,752,344

		16,458,925

Energy — 11.2%
Chevron	52,716	6,636,417
Ensco, Cl A	156,445	8,970,556
Murphy Oil	100,300	6,792,316
Total ADR	156,475	8,300,999

		30,700,288

Financials — 26.0%
American International Group*	262,285	11,936,590
BB&T	113,674	4,057,025
Capital One Financial	123,480	8,522,589
First Niagara Financial Group	687,965	7,354,346
HSBC Holdings ADR	116,405	6,605,984
JPMorgan Chase	183,570	10,230,356
Lazard, Cl A	158,430	5,760,515
MetLife	143,000	6,924,060
PNC Financial Services Group	55,355	4,209,748
Wells Fargo	127,230	5,534,505

		71,135,718

Description	Shares	Value
Health Care — 16.3%
Abbott Laboratories	172,850	$6,331,495
AbbVie	143,020	6,504,550
Baxter International	115,610	8,444,154
Covidien	115,430	7,113,951
Novartis ADR	130,710	9,360,143
Stryker	96,630	6,808,550

		44,562,843

Industrials — 11.0%
Boeing	88,830	9,336,033
Eaton	118,655	8,181,262
Honeywell International	100,797	8,364,135
Nielsen Holdings	123,655	4,132,550

		30,013,980

Information Technology — 15.0%
Broadridge Financial Solutions	297,250	8,602,415
Cisco Systems	367,943	9,400,944
Corning	646,160	9,815,170
SAP ADR	69,041	5,032,399
Telefonaktiebolaget LM Ericsson ADR	700,336	8,214,941

		41,065,869

Materials — 3.1%
Rio Tinto ADR	188,775	8,492,987

Total Common Stock (Cost $229,453,494)		270,754,859

CASH EQUIVALENT** — 1.8%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $5,025,722)	5,025,722	5,025,722

Total Investments — 100.7% (Cost $234,479,216)		$275,780,581

Percentages are based on Net Assets of $273,941,037.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.

ADR — American Depositary Receipt

Cl —  Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 83.6%
Consumer Discretionary — 11.7%
Best Buy	150,700	$4,534,563
Coach	84,900	4,510,737
Gannett	70,600	1,818,656
Honda Motor ADR	29,100	1,080,774
Johnson Controls	48,400	1,946,164
Staples	529,300	9,008,686

		22,899,580

Consumer Staples — 5.0%
Archer-Daniels-Midland	169,800	6,192,606
Wal-Mart Stores	48,000	3,741,120

		9,933,726

Energy — 9.5%
Baker Hughes	144,400	6,848,892
BP ADR	123,500	5,117,840
National Oilwell Varco	50,400	3,536,568
Occidental Petroleum	12,300	1,095,315
Royal Dutch Shell ADR, Cl A	30,000	2,050,500

		18,649,115

Financials — 15.2%
Allstate	154,200	7,861,116
Annaly Capital Management‡	354,000	4,219,680
Bank of America	193,830	2,829,918
Barclays ADR	163,800	2,863,224
BB&T	30,200	1,077,838
Lincoln National	35,567	1,482,077
Marsh & McLennan	111,600	4,672,692
XL Group, Cl A	151,250	4,741,688

		29,748,233

Description	Shares	Value
Health Care — 3.8%
Becton Dickinson	13,800	$1,431,336
Teva Pharmaceutical Industries ADR	150,200	5,962,940

		7,394,276

Industrials — 7.7%
Boeing	67,800	7,125,780
Dover	51,700	4,427,588
Raytheon	48,600	3,491,424

		15,044,792

Information Technology — 18.9%
Applied Materials	135,800	2,214,898
Black Box	144,756	3,917,097
EMC	99,400	2,599,310
Hewlett-Packard	232,600	5,973,168
International Business Machines	49,900	9,732,496
Maxim Integrated Products	36,500	1,043,900
Microsoft	25,600	814,848
QUALCOMM	24,100	1,555,655
Western Union	519,900	9,337,404

		37,188,776

Materials — 5.3%
Alcoa	87,900	698,805
Dow Chemical	126,300	4,425,552
Mosaic	59,400	2,440,746
Rio Tinto ADR	61,700	2,775,883

		10,340,986

Telecommunication Services — 6.5%
AT&T	137,792	4,859,924
Nippon Telegraph & Telephone ADR	213,300	5,370,894
Vodafone Group ADR	83,500	2,500,825

		12,731,643

Total Common Stock (Cost $152,734,220)		163,931,127

CASH EQUIVALENT* — 17.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost $33,305,464)	33,305,464	33,305,464

Total Investments — 100.6% (Cost $186,039,684)		$197,236,591

Percentages are based on Net Assets of $196,083,889.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 95.5%
Consumer Discretionary — 19.9%
Discovery Communications, Cl A*	5,255	$418,929
LKQ*	25,700	669,999
Lululemon Athletica*	6,760	470,293
Mohawk Industries*	4,400	523,556
Polaris Industries	7,525	843,853
Sirius XM Radio*	211,210	787,813
Tiffany	8,380	666,294
Whirlpool	7,005	938,250
Wynn Resorts	4,200	559,146

		5,878,133

Consumer Staples — 6.5%
Church & Dwight	10,430	664,391
McCormick	8,340	597,227
Monster Beverage*	10,820	659,912

		1,921,530

Energy — 7.2%
Cabot Oil & Gas	5,565	421,938
Continental Resources*	6,965	642,869
Gulfport Energy*	11,740	624,568
Oasis Petroleum*	10,240	430,490

		2,119,865

Financials — 15.0%
Affiliated Managers Group*	5,365	967,578
Comerica	20,195	859,095
Jones Lang LaSalle	6,350	578,041
Lincoln National	17,480	728,392
Realogy Holdings*	13,690	615,502

Description	Shares	Value
Zions Bancorporation	22,600	$669,864

		4,418,472

Health Care — 8.2%
Covance*	6,590	543,675
DaVita HealthCare Partners*	2,730	317,800
Henry Schein*	8,405	872,691
Zimmer Holdings	8,350	697,058

		2,431,224

Industrials — 13.3%
AMETEK	16,502	763,713
B/E Aerospace*	10,150	707,557
Kansas City Southern	5,075	546,831
Middleby*	3,665	655,815
Roper Industries	4,370	550,445
Wabtec	11,890	690,333

		3,914,694

Information Technology — 16.5%
Akamai Technologies*	13,260	625,872
Alliance Data Systems*	3,170	626,962
ANSYS*	8,680	693,011
Aspen Technology*	13,990	455,235
Fiserv*	7,170	690,041
NetApp	16,390	673,957
Stratasys*	6,200	549,630
Trimble Navigation*	19,510	556,815

		4,871,523

Materials — 6.7%
Eastman Chemical	8,930	718,240
FMC	10,475	693,026
MeadWestvaco	15,460	571,247

		1,982,513

Telecommunication Services — 2.2%
SBA Communications, Cl A*	8,810	652,733

Total Common Stock (Cost $22,497,671)		28,190,687

CASH EQUIVALENT** — 0.9%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $265,120)	265,120	265,120

Total Investments — 96.4% (Cost $22,762,791)		$28,455,807

Percentages are based on Net Assets of $29,532,963.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST SMALL CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 92.7%
Consumer Discretionary — 12.4%
Aeropostale*	228,500	$3,457,205
ANN*	125,570	4,255,567
Finish Line, Cl A	137,000	3,049,620
Group 1 Automotive	3,060	222,737
Harman International Industries	76,500	4,630,545
Scholastic	31,210	951,905
SeaWorld Entertainment	104,000	3,813,680
Sotheby’s	105,000	4,725,000

		25,106,259

Consumer Staples — 5.6%
Darling International*	200,400	4,068,120
Fresh Del Monte Produce	113,000	3,174,170
TreeHouse Foods*	60,000	4,259,400

		11,501,690

Energy — 8.5%
Approach Resources*	118,000	3,125,820
C&J Energy Services*	202,000	3,908,700
Key Energy Services*	526,000	3,334,840
McDermott International*	353,000	3,053,450
Western Refining	130,000	3,916,900

		17,339,710

Financials — 15.4%
AerCap Holdings*	233,000	4,082,160
Air Lease, Cl A	150,000	4,182,000
Aspen Insurance Holdings	48,470	1,817,140
Cathay General Bancorp	192,000	4,561,920
First Niagara Financial Group	391,000	4,179,790
Hanover Insurance Group	82,000	4,414,060
TCF Financial	263,000	4,008,120
Umpqua Holdings	245,000	4,125,800

		31,370,990

Description	Shares	Value
Health Care — 12.5%
Bruker*	238,000	$4,264,960
Haemonetics*	43,930	1,854,725
Health Net*	130,500	4,002,435
Integra LifeSciences Holdings*	82,000	3,229,980
Magellan Health Services*	76,000	4,343,400
Quality Systems	139,000	3,178,930
WellCare Health Plans*	75,220	4,590,677

		25,465,107

Industrials — 16.2%
ABM Industries	123,000	3,185,700
Brink’s	118,200	3,159,486
Crane	67,500	4,110,750
Exelis	300,000	4,434,000
Foster Wheeler*	179,500	3,848,480
Harsco	161,000	4,147,360
Korn/Ferry International*	170,000	3,320,100
Regal-Beloit	43,670	2,824,576
Tetra Tech*	165,420	3,903,912

		32,934,364

Information Technology — 16.0%
Atmel*	548,000	4,329,200
Diebold	125,000	4,082,500
Finisar*	228,000	4,407,240
JDS Uniphase*	251,000	3,682,170
Lattice Semiconductor*	611,200	3,153,792
Microsemi*	180,000	4,438,800
PTC*	165,000	4,468,200
Teradyne*	237,480	3,916,045

		32,477,947

Materials — 6.1%
Cabot	99,000	4,060,980
Carpenter Technology	76,200	3,983,736
Scotts Miracle-Gro, Cl A	86,000	4,321,500

		12,366,216

Total Common Stock (Cost $158,896,478)		188,562,283

CASH EQUIVALENT** — 8.0%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $16,270,097)	16,270,097	16,270,097

Total Investments — 100.7% (Cost $175,166,575)		$204,832,380

Percentages are based on Net Assets of $203,356,383.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST INTERNATIONAL EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK — 95.3%
Argentina — 0.6%
MercadoLibre	13,900	$1,632,277

Brazil — 2.8%
Embraer ADR	79,600	2,704,012
Itau Unibanco Holding ADR	220,472	2,811,018
Natura Cosmeticos	104,735	2,094,838

		7,609,868

Canada — 4.7%
Canadian National Railway	30,101	3,008,635
Lululemon Athletica*	59,320	4,126,892
Potash Corp. of Saskatchewan	94,817	2,749,693
Teck Resources, Cl B	121,200	2,839,132

		12,724,352

China — 5.3%
Baidu ADR*	42,317	5,598,962
Industrial & Commercial Bank of China, Cl H	7,496,118	4,929,367
SINA*	23,600	1,627,692
Sinopharm Group, Cl H	842,141	2,302,000

		14,458,021

Denmark — 2.5%
Novo Nordisk, Cl B	40,607	6,868,972

France — 7.7%
Air Liquide	41,300	5,482,272
Cie Generale des Etablissements Michelin	32,401	3,253,549
LVMH Moet Hennessy Louis Vuitton	38,425	6,985,388
Publicis Groupe	63,739	5,141,992

		20,863,201

Description	Shares	Value
Germany — 8.2%
Adidas	51,094	$5,696,144
Allianz	15,288	2,383,665
Deutsche Bank	120,863	5,451,602
Fresenius Medical Care	78,389	4,962,405
SAP	52,204	3,839,877

		22,333,693

Hong Kong — 5.0%
AIA Group	1,129,659	5,352,902
CNOOC	2,117,017	3,821,528
Hong Kong Exchanges and Clearing	281,000	4,365,942

		13,540,372

Ireland — 1.2%
Accenture, Cl A	42,859	3,163,423

Italy — 0.7%
Saipem	93,500	1,996,428

Japan — 15.8%
Bridgestone	108,821	3,867,808
FANUC	18,468	2,802,926
Japan Exchange Group	7,509	705,575
KDDI	52,921	2,924,141
Komatsu	215,618	4,818,427
Kubota	206,922	3,022,147
Mitsubishi UFJ Financial Group	1,359,534	8,345,214
Softbank	58,831	3,749,417
Sumitomo Mitsui Trust Holdings	1,070,635	4,942,570
Toyota Motor	128,764	7,851,303

		43,029,528

Mexico — 1.2%
Wal-Mart de Mexico, Ser V	1,216,780	3,329,468

Netherlands — 3.8%
ASML Holding	60,536	5,444,117
ING Groep*	243,835	2,491,290
Yandex, Cl A*	74,807	2,431,227

		10,366,634

South Korea — 1.5%
Samsung Electronics	3,542	4,035,659

Spain — 0.6%
Amadeus IT Holding, Cl A	48,056	1,650,710

Sweden — 1.6%
Hennes & Mauritz, B Shares	117,643	4,382,182

Switzerland — 8.3%
Julius Baer Group*	69,498	3,157,054

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value
Nestle	40,088	$2,715,995
Novartis	77,187	5,554,762
Roche Holding	23,786	5,860,077
Swatch Group	2,239	1,330,650
Syngenta	10,312	4,092,709

		22,711,247

United Kingdom — 20.5%
ARM Holdings	110,785	1,474,662
British American Tobacco	89,745	4,786,582
Burberry Group	129,521	3,014,637
Carnival	97,856	3,785,621
HSBC Holdings	504,099	5,664,581
Kingfisher	988,218	5,975,761
Liberty Global, Cl A*	44,500	3,609,840
Pearson	142,055	2,917,384
Reckitt Benckiser Group	77,422	5,510,878
Rolls-Royce Holdings	253,160	4,525,184
Royal Bank of Scotland Group*	269,159	1,300,447
SABMiller	71,023	3,479,570
Standard Chartered	220,449	5,112,566
Tullow Oil	111,397	1,759,034
WPP	168,679	3,038,198

		55,954,945

United States — 3.3%
Schlumberger	57,756	4,697,295
Yum! Brands	60,500	4,411,660

		9,108,955

Total Common Stock (Cost $219,345,952)		259,759,935

CASH EQUIVALENT** — 5.1%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $13,806,676)	13,806,676	13,806,676

Total Investments — 100.4% (Cost $233,152,628)		$273,566,611

The outstanding forward foreign currency contracts held by the Fund at July 31, 2013 were as follows:

Counter party	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
State Street	10/29/13	EUR 26,431,200	USD 34,653,666	$(520,868)
State Street	1/6/14	JPY 2,721,417,800	USD 27,443,883	(381,971)
State Street	10/29/13	USD 18,344,132	EUR 14,088,500	404,787
State Street	1/6/14	USD 5,697,444	JPY 569,975,700	130,423

				$(367,629)

For the year ended July 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $272,626,046.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

JPY — Japanese Yen

Ser — Series

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST NATURAL RESOURCES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK‡ — 95.7%
Energy — 82.8%
Anadarko Petroleum (A)	40,000	$3,540,800
Apache	18,500	1,484,625
Baytex Energy	20,000	812,200
Bonanza Creek Energy*	30,000	1,222,200
BP ADR	15,000	621,600
Cabot Oil & Gas	9,000	682,380
Cameron International*	47,000	2,787,100
CARBO Ceramics	7,000	615,020
Cenovus Energy	72,000	2,131,200
Chevron	14,000	1,762,460
Cobalt International Energy*	70,000	2,019,500
Concho Resources*	18,000	1,614,420
Ensco, Cl A	34,000	1,949,560
EOG Resources	15,500	2,255,095
Exxon Mobil	12,000	1,125,000
Gran Tierra Energy*	120,000	738,000
Halliburton	23,000	1,039,370
Kosmos Energy*	50,000	528,000
Marathon Oil	25,000	909,000
Murphy Oil	21,000	1,422,120
National Oilwell Varco	34,000	2,385,780
Noble	25,000	955,000
Noble Energy	28,000	1,749,720
Occidental Petroleum	35,000	3,116,750
Oil States International*	25,500	2,479,365
Pioneer Natural Resources	4,500	696,420
QEP Resources	32,000	975,680
Range Resources	7,000	553,700
Royal Dutch Shell ADR, Cl A	21,000	1,435,350
Schlumberger	35,000	2,846,550
Seadrill	17,500	746,900
Stone Energy*	38,000	925,680
Suncor Energy	60,000	1,897,800

Description	Shares/ Contracts	Value
Total ADR	25,000	$1,326,250
Transocean	15,000	707,400
Valero Energy	18,000	643,860

		52,701,855

Industrials — 2.6%
Chicago Bridge & Iron, NY Shares	12,500	744,750
Westport Innovations*	28,000	917,000

		1,661,750

Materials — 10.3%
BHP Billiton ADR	8,000	501,840
Goldcorp	15,000	423,450
Monsanto	15,000	1,481,700
Rio Tinto ADR	36,000	1,619,640
Silver Wheaton	32,000	735,040
Steel Dynamics	42,000	653,520
Teck Resources, Cl B	35,000	820,050
Yamana Gold	30,000	315,000

		6,550,240

Total Common Stock (Cost $55,645,002)		60,913,845

REGISTERED INVESTMENT COMPANY — 0.8%
Exchange Traded Fund — 0.8%
ProShares UltraShort Oil & Gas (Cost $632,424)	9,000	533,790

CASH EQUIVALENT** — 2.0%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $1,272,613)	1,272,613	1,272,613

Total Investments — 98.5% (Cost $57,550,039)		$62,720,248

PURCHASED OPTION* (B) — 0.1%
Anadarko Petroleum Put Option, Expires 01/18/14, Strike Price $83 (Cost $86,200)	200	$80,000

Percentages are based on Net Assets of $63,681,096.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Underlying security for purchased put option.
(B)	For the year ended July 31, 2013, the total amount of purchased options, as presented in the Schedule of Investments, is representative of the volume of activity for this type of derivative during the year.

ADR — American Depositary Receipt

Cl — Class

NY — New York

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
REGISTERED INVESTMENT COMPANIES — 55.3%
Exchange Traded Funds — 55.3%
Consumer Discretionary Select Sector SPDR Fund	12,989	$770,637
Consumer Staples Select Sector SPDR Fund	7,318	302,892
Energy Select Sector SPDR Fund	4,437	365,831
Financial Select Sector SPDR Fund	60,747	1,244,706
Health Care Select Sector SPDR Fund	12,667	646,017
Industrial Select Sector SPDR Fund	13,439	606,905
iShares Dow Jones US Technology Sector Index Fund	13,946	1,077,189
iShares Dow Jones US Telecommunications Sector Index Fund	3,942	110,100
Materials Select Sector SPDR Fund	8,691	351,812
SPDR S&P 500 ETF Trust	2,820	475,621
Utilities Select Sector SPDR Fund	3,999	157,041

Total Registered Investment Companies (Cost $5,394,459)		6,108,751

COMMON STOCK — 44.5%
Consumer Discretionary — 5.3%
Bed Bath & Beyond*	2,407	184,063
Viacom, Cl B	1,775	129,167
Walt Disney	4,176	269,978

		583,208

Consumer Staples — 8.3%
CVS Caremark	5,658	347,910
Molson Coors Brewing, Cl B	3,492	174,810
Procter & Gamble	2,229	178,989
Walgreen	4,286	215,371

		917,080

Description	Shares/ Contracts	Value
Energy — 7.0%
Chevron	1,734	$218,293
ConocoPhillips	3,498	226,881
Helmerich & Payne	2,001	126,463
National Oilwell Varco	1,524	106,939
Valero Energy	2,579	92,251

		770,827

Financials — 3.7%
Allstate	2,235	113,940
Everest Re Group	848	113,234
Travelers	2,176	181,805

		408,979

Health Care — 6.7%
Aetna	3,414	219,076
Amgen	1,064	115,221
Merck	2,113	101,783
Novartis ADR	1,592	114,003
Pfizer	6,447	188,446

		738,529

Industrials — 4.0%
Deere	2,979	247,465
General Electric	7,861	191,573

		439,038

Information Technology — 6.3%
Apple	635	287,337
International Business Machines	450	87,768
Microsoft	7,238	230,386
Oracle	3,023	97,794

		703,285

Telecommunication Services — 1.2%
AT&T	3,865	136,319

Utilities — 2.0%
UGI	5,196	218,180

Total Common Stock (Cost $4,395,527)		4,915,445

CASH EQUIVALENT** — 0.4%
AIM STIT- Liquid Assets Portfolio, 0.020% (Cost $42,684)	42,684	42,684

Total Investments — 100.2% (Cost $9,832,670)		$11,066,880

PURCHASED OPTION* — 0.0%
S&P 500 Index Put Option, Expires 09/21/13, Strike Price $1,575 (Cost $19,936)	4	$2,720

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST CINQUE LARGE CAP BUY-WRITE EQUITY FUND

Description	Contracts	Value
WRITTEN OPTIONS* — (0.3)%
S&P 500 Index Call Option, Expires 08/17/13, Strike Price $1,705	(15)	$(11,850)
S&P 500 Index Call Option, Expires 08/17/13, Strike Price $1,690	(3)	(4,260)
S&P 500 Index Call Option, Expires 08/17/13, Strike Price $1,700	(18)	(16,740)

Total Written Options (Premiums Received $48,530)		$(32,850)

Percentages are based on Net Assets of $11,050,219.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2013.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST DIVERSIFIED STRATEGIES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares/ Contracts	Value
REGISTERED INVESTMENT COMPANIES — 96.5%
Exchange Traded Funds — 63.9%
Consumer Discretionary Select Sector SPDR Fund (A)	5,959	$353,547
Consumer Staples Select Sector SPDR Fund (A)	8,038	332,693
Energy Select Sector SPDR Fund (A)	3,679	303,334
Financial Select Sector SPDR Fund (A)	20,038	410,579
Health Care Select Sector SPDR Fund (A)	7,455	380,205
Industrial Select Sector SPDR Fund (A)	6,011	271,457
IQ Hedge Multi-Strategy Tracker ETF	9,802	276,514
Materials Select Sector SPDR Fund (A)	2,349	95,087
SPDR S&P 500 ETF Trust (A)	1,298	218,921
Technology Select Sector SPDR Fund	16,983	538,701
Utilities Select Sector SPDR Fund (A)	2,442	95,897

		3,276,935

Open-End Funds — 32.6%
AQR Diversified Arbitrage Fund	34,723	388,554
AQR Multi Strategy Alternative Fund	51,510	523,337
AQR Risk Parity Fund	14,162	156,909
ASG Global Alternatives Fund	31,347	358,295
Loomis Sayles Strategic Alpha Fund	24,639	246,635

		1,673,730

Total Registered Investment Companies (Cost $4,470,154)		4,950,665

CASH EQUIVALENT* — 3.9%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $199,334)	199,334	199,334

Total Investments — 100.4% (Cost $4,669,488)		$5,149,999

PURCHASED OPTION** — 0.3%
S&P 500 Index Put Option, Expires 10/19/13, Strike Price $1,675 (Cost $17,412)	4	$13,780

Description	Contracts	Value
WRITTEN OPTIONS** — (0.1)%
Consumer Discretionary Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $60	(10)	$(370)
Consumer Staples Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $42	(20)	(260)
Energy Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $84	(7)	(294)
Financial Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $21	(35)	(350)
Health Care Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $51	(18)	(1,206)
Industrial Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $46	(10)	(190)
Materials Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $41	(2)	(60)
SPDR S&P 500 ETF Trust Call Option, Expires 08/17/13, Strike Price $171	(2)	(142)
Utilities Select Sector SPDR Fund Call Option, Expires 08/17/13, Strike Price $40	(6)	(84)

Total Written Options (Premiums Received $4,149)		$(2,956)

Percentages are based on Net Assets of $5,130,574.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
**	Non-income producing security.
(A)	Underlying security for written call option.

ETF — Exchange Traded Fund

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST STRATEGIC BALANCED FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 96.0%
Exchange Traded Funds — 67.1%
iShares Barclays Intermediate Credit Bond Fund	1,174	$127,109
iShares Core Total US Bond Market ETF	7,266	779,714
iShares MSCI EAFE Index Fund	16,080	970,750
iShares MSCI Germany Index Fund	5,370	141,285
SPDR Barclays Convertible Securities ETF	5,040	224,482
SPDR S&P 500 ETF Trust	13,600	2,293,776
Vanguard European ETF	2,419	125,304
Vanguard Large Cap ETF	26,751	2,068,922
Vanguard MSCI Emerging Markets ETF	9,991	390,448
Vanguard Small Cap Value ETF	3,363	300,753

		7,422,543

Open-End Funds — 26.2%
Cohen & Steers Institutional Realty Shares	5,188	231,431
Frost Total Return Bond Fund, Institutional Shares*	81,138	877,103
Ivy High Income Fund	59,806	516,727
PIMCO Total Return Fund	86,303	931,208
Templeton Global Bond Fund	26,596	342,551

		2,899,020

Closed-End Fund — 2.7%
Eaton Vance Senior Floating-Rate Trust	18,271	295,077

Total Registered Investment Companies (Cost $9,170,754)		10,616,640

CASH EQUIVALENT** — 4.1%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $458,779)	458,779	458,779

Total Investments — 100.1% (Cost $9,629,533)		$11,075,419

Percentages are based on Net Assets of $11,064,137.

*	Affiliated investment is a registered investment company which is managed by Frost Investment Advisors, LLC (the “Adviser”) or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2013 are as follows:

Value of Shares Held as of 07/31/12	Pur- chases at Cost	Pro- ceeds from Sales	Change in Unrealized App- reciation (De- preciation)	Real- ized Gain (Loss)	Value of Shares Held as of 4/30/13	Balance of Shares Held as of 4/30/13	Div- idend Income
$831,846	$44,930	$—	$327	$—	$877,103	81,138	$44,887

**	Rate shown is the 7-day effective yield as of July 31, 2013.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 41.5%
Agency Residential Mortgage-Backed Obligations — 24.0%
FHLMC 6.000%, 05/01/26 to 11/01/47	$1,553,363	$1,693,338
5.500%, 12/01/37	689,961	747,797
5.000%, 04/01/24	803,245	860,034
2.387%, 08/01/37 (A)	1,190,717	1,261,574
2.386%, 06/01/43 (A)	20,000,000	19,561,429
2.092%, 02/01/37 (A)	3,549,004	3,745,232
FHLMC REMIC, Ser 2010-3695, Cl DI, IO 4.500%, 05/15/30	4,534,520	562,563
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	10,991,830
FHLMC REMIC, Ser 2011-3834, Cl AI, IO 4.000%, 02/15/29	9,218,204	824,535
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	3,211,414	3,235,667
FHLMC REMIC, Ser 2011-3898, Cl FC 0.701%, 11/15/36 (A)	6,390,798	6,453,812

Description	Face Amount	Value
FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	$9,034,408	$9,498,424
FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	24,462,979	2,874,258
FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	16,811,902	1,448,325
FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	11,607,725	1,283,517
FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	37,175,788	4,089,363
FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	21,908,562	2,489,071
FNMA 5.500%, 07/01/36 to 12/01/47	1,364,680	1,476,202
5.000%, 04/01/19 to 05/01/35	3,980,611	4,252,003
4.500%, 02/01/39 to 08/01/41	23,254,797	24,766,108
3.500%, 10/01/40 to 11/01/40	2,910,629	2,937,209
3.377%, 02/01/42 (A)	11,712,815	12,086,229
2.798%, 10/01/42 (A)	9,614,640	9,647,125
2.552%, 07/01/37 (A)	7,124,360	7,553,855
2.388%, 01/01/38 (A)	10,337,585	10,966,771
2.250%, 10/30/24	7,500,000	6,870,967
FNMA REMIC, Ser 2005-66, Cl FD 0.490%, 07/25/35 (A)	2,596,721	2,598,308
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	13,983,793	1,588,502
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	2,710,208	2,808,049
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	1,943,463	2,039,049
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	7,360,647	1,141,028
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	9,556,664	1,737,421
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	9,934,342	1,806,084
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	10,502,357	1,941,852
FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	15,718,866	2,698,475
FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	4,983,340
FNMA, Ser 2012-100, Cl I, IO 2.500%, 07/25/22	19,575,800	1,396,262
FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	18,030,523	2,891,097

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	$5,000,000	$4,536,525
FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	10,000,000	9,775,000
FNMA, Ser 2013-5, Cl BD 2.000%, 03/25/40	4,894,298	4,661,999
GNMA 4.500%, 06/15/39	2,006,705	2,135,307
3.000%, 09/20/40 (A)	2,851,344	2,988,329
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	2,723,181	2,938,162
GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	28,736,033	2,707,190
GNMA, Ser 2012-10, Cl LD 3.000%, 07/20/40	8,771,197	8,892,731
GNMA, Ser 2013-36, Cl GD 3.000%, 03/20/43	2,000,000	1,859,080

		220,301,028

Commercial Mortgage-Backed Obligations — 17.5%
A10 Securitization, Ser 2012-1, Cl C 7.870%, 04/15/24 (B)	886,475	882,869
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl AJ 5.421%, 10/10/45	5,000,000	4,661,255
Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl B 6.250%, 02/10/51 (A) (B)	4,549,000	4,359,243
Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl AJ 6.250%, 02/10/51 (A)	5,000,000	5,202,965
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl AM 5.243%, 12/11/38	3,000,000	3,293,970
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A3 5.209%, 12/11/38	2,000,000	1,999,290
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl AM 5.580%, 04/12/38 (A)	1,000,000	1,087,652
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl AM 5.713%, 06/11/40 (A)	2,000,000	2,253,290
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl J 5.890%, 06/11/50 (A) (B)	460,582	12,870
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AM 5.888%, 06/11/50 (A)	2,000,000	2,245,678

Description	Face Amount	Value
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.748%, 03/15/49 (A)	$5,980,000	$6,215,833
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C 5.748%, 03/15/49 (A)	1,200,000	690,708
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ 5.218%, 07/15/44 (A)	3,000,000	3,125,694
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl C 5.772%, 07/10/46 (A) (B)	1,750,000	1,927,326
Commercial Mortgage Trust, Ser 2005- CD1, Cl D 5.218%, 07/15/44 (A)	750,000	731,820
Commercial Mortgage Trust, Ser 2012- CR2, Cl C 4.858%, 08/15/45 (A)	1,000,000	980,449
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl G 6.930%, 02/15/34 (B)	794,511	780,477
Credit Suisse Mortgage Capital Certificates, Ser 2006-C1, Cl A3 5.392%, 02/15/39 (A)	370,800	372,791
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.557%, 11/10/46 (A) (B)	1,000,000	1,062,430
FREMF Mortgage Trust, Ser 2011-K15, Cl B 4.932%, 08/25/44 (A) (B)	4,000,000	4,014,844
FREMF Mortgage Trust, Ser 2012-K21, Cl C 3.939%, 07/25/45 (A) (B)	4,000,000	3,387,844
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.819%, 06/25/47 (A) (B)	2,000,000	1,804,584
FREMF Mortgage Trust, Ser 2012-KF01, Cl C 3.223%, 10/25/44 (A) (B)	4,000,000	4,030,802
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl J 5.956%, 03/10/39 (A) (B)	1,000,000	10,000
Impact Funding 6.975%, 07/25/33	87,994	80,572
6.515%, 07/25/33	293,310	301,493
6.315%, 07/25/33	117,323	125,657
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.070%, 01/15/42 (A) (B)	5,000,000	4,599,660
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl E 5.044%, 01/15/42 (A)	5,337,000	5,074,569

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AJ 5.480%, 05/15/45 (A)	$5,000,000	$5,090,850
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AM 6.000%, 02/15/51 (A)	3,000,000	3,304,752
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 6.000%, 02/15/51 (A) (B)	1,000,000	40,000
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl AM 5.464%, 01/15/49 (A)	5,000,000	5,101,670
LB-UBS Commercial Mortgage Trust, Ser 2005-C2, Cl AJ 5.205%, 04/15/30 (A)	3,750,000	3,995,273
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl C 5.350%, 11/15/40 (A)	1,100,000	1,126,846
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl AM 5.378%, 11/15/38	5,000,000	5,339,015
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl D 6.239%, 07/15/40 (A)	650,000	396,231
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ 6.213%, 07/15/40 (A)	1,000,000	1,001,934
Merrill Lynch Mortgage Trust, Ser C1, Cl AM 5.850%, 06/12/50 (A)	3,000,000	2,973,780
Morgan Stanley Capital I, Ser 2006-T23, Cl A3 5.808%, 08/12/41 (A)	1,600,000	1,605,830
Morgan Stanley Capital I, Ser 2007-IQ15, Cl AM 5.893%, 06/11/49 (A)	10,000,000	10,847,790
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	10,000,000	9,977,420
Morgan Stanley Capital I, Ser 2007-T25, Cl B 5.614%, 11/12/49 (A) (B)	1,750,000	1,371,885
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.647%, 06/11/42 (A) (B)	500,000	384,974
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.647%, 06/11/42 (A)	13,000,000	13,837,863
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.253%, 09/15/47 (A) (B)	2,000,000	2,113,116

Description	Face Amount	Value
Morgan Stanley Re-REMIC Trust, Ser 2011-KEYA, Cl 1B 7.000%, 12/19/40 (A) (B)	$8,000,000	$8,030,720
New York Securitization Trust, Ser 2012- 1, Cl A 6.686%, 12/27/47 (A) (B)	7,000,000	7,000,000
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.535%, 05/10/45 (A) (B)	4,000,000	4,159,362
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 4.958%, 08/10/49 (A) (B)	2,000,000	1,953,150
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.502%, 12/10/45 (A) (B)	3,884,000	3,308,496
Velocity Commercial Capital Loan Trust, Ser 2011-1 4.190%, 08/25/40 (A) (B) (C)	3,426,122	3,090,362
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl J 5.856%, 12/15/43 (A) (B)	1,414,000	48,709

		161,416,663

Non-Agency Residential Mortgage-Backed Obligation — 0.0%
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.458%, 02/25/37 (A)	589,151	1,119

Total Mortgage-Backed Securities (Cost $388,539,000)		381,718,810

CORPORATE OBLIGATIONS — 24.6%
Consumer Discretionary — 3.2%
Advance Auto Parts 5.750%, 05/01/20	5,000,000	5,301,820
AutoZone 7.125%, 08/01/18	4,000,000	4,802,088
Dillard’s 7.875%, 01/01/23	544,000	606,560
7.750%, 07/15/26	1,569,000	1,741,590
HJ Heinz Finance (B) 7.125%, 08/01/39	2,000,000	2,085,000
L Brands 6.625%, 04/01/21	1,000,000	1,100,000
Lorillard Tobacco 8.125%, 06/23/19	5,000,000	6,103,285
New Albertsons 7.750%, 06/15/26	523,000	404,018
7.450%, 08/01/29	2,616,000	1,988,160
Wynn Las Vegas 7.750%, 08/15/20	5,000,000	5,625,000

		29,757,521

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Consumer Staples — 0.8%
Kroger 3.400%, 04/15/22	$2,000,000	$1,961,020
SUPERVALU (B) 6.750%, 06/01/21	5,000,000	4,887,500

		6,848,520

Energy — 3.4%
Anadarko Petroleum 8.700%, 03/15/19	5,000,000	6,479,120
Ladder Capital Finance Holdings (B) 7.375%, 10/01/17	9,000,000	9,292,500
Shell International Finance 4.300%, 09/22/19	5,000,000	5,559,195
Valero Energy 9.375%, 03/15/19	3,000,000	3,927,966
Williams 7.875%, 09/01/21	5,000,000	6,039,780

		31,298,561

Financials — 9.9%
Aflac 8.500%, 05/15/19	5,000,000	6,513,015
Associates Corp. of North America 6.950%, 11/01/18	5,000,000	5,920,955
Bank of America 5.875%, 01/05/21	5,000,000	5,681,065
Barclays Bank 7.625%, 11/21/22	4,000,000	3,980,000
BioMed Realty‡ 6.125%, 04/15/20	2,000,000	2,241,912
Farmers Exchange Capital (B) 7.050%, 07/15/28	5,000,000	6,026,450
Ford Motor Credit 5.875%, 08/02/21	4,960,000	5,500,134
Genworth Holdings 7.625%, 09/24/21	10,000,000	12,000,440
Goldman Sachs Group 5.250%, 07/27/21	3,000,000	3,236,247
Jefferies Group 8.500%, 07/15/19	10,000,000	12,290,200
Lloyds TSB Bank 6.375%, 01/21/21	2,000,000	2,321,860
McGraw Hill Financial 5.900%, 11/15/17	5,000,000	5,447,635
SLM MTN 5.500%, 01/25/23	17,000,000	15,901,137
Societe Generale MTN (B) 5.200%, 04/15/21	1,000,000	1,065,561
UBS 7.625%, 08/17/22	2,500,000	2,781,300

		90,907,911

Description	Face Amount	Value
Health Care — 0.3%
Actavis 3.250%, 10/01/22	$3,000,000	$2,863,617

Industrials — 0.6%
SABMiller Holdings (B) 3.750%, 01/15/22	3,000,000	3,055,851
Zachry Holdings (B) 7.500%, 02/01/20	2,000,000	2,065,000

		5,120,851

Information Technology — 2.1%
Apple 2.400%, 05/03/23	2,000,000	1,834,718
BMC Software 7.250%, 06/01/18	9,000,000	9,653,814
4.250%, 02/15/22	670,000	665,663
Hewlett-Packard 4.650%, 12/09/21	5,000,000	5,071,135
Jabil Circuit 8.250%, 03/15/18	2,000,000	2,365,000

		19,590,330

Materials — 0.6%
MeadWestvaco 7.375%, 09/01/19	5,000,000	5,860,050

Telecommunication Services — 2.8%
Crown Castle Towers (B) 6.113%, 01/15/20	2,500,000	2,838,755
GTP Acquisition Partners I (B) 7.628%, 06/15/16	2,250,000	2,360,198
Level 3 Financing 8.125%, 07/01/19	2,750,000	2,983,750
News America 4.500%, 02/15/21	2,500,000	2,678,990
Unison Ground Lease Funding (B) 5.780%, 03/15/20	4,000,000	3,835,520
WCP Wireless Site Funding (B) 6.829%, 11/15/15	10,000,000	10,651,040

		25,348,253

Utilities — 0.9%
Nisource Finance 4.450%, 12/01/21	3,000,000	3,104,196
Sabine Pass 7.500%, 11/30/16	5,000,000	5,500,000

		8,604,196

Total Corporate Obligations (Cost $212,551,425)		226,199,810

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Inflationary Protection Security 1.125%, 01/15/21	$5,324,400	$5,744,527
U.S. Treasury Notes 2.000%, 02/15/22	20,000,000	19,423,440
1.375%, 12/31/18	25,000,000	24,789,050
1.250%, 01/31/19	16,000,000	15,735,008
0.500%, 06/15/16	3,000,000	2,994,141
0.250%, 05/15/16	25,000,000	24,796,875

Total U.S. Treasury Obligations (Cost $93,407,018)		93,483,041

ASSET-BACKED SECURITIES — 10.1%
Automotive — 5.2%
American Credit Acceptance Receivables Trust, Ser 2012-1, Cl D 7.230%, 11/15/18 (B)	4,000,000	4,122,664
American Credit Acceptance Receivables Trust, Ser 2012-2, Cl D 5.910%, 07/15/19 (B)	5,290,000	5,410,850
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl D 5.000%, 12/16/19 (B)	10,000,000	9,968,922
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl D 4.940%, 06/15/20 (B)	4,000,000	3,975,792
AmeriCredit Automobile Receivables Trust, Ser 2011-4, Cl E 6.530%, 01/08/19 (B)	1,440,000	1,553,972
AmeriCredit Automobile Receivables Trust, Ser 2011-5, Cl E 6.760%, 03/08/19	2,000,000	2,178,372
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl E 5.940%, 07/08/19 (B)	2,000,000	2,138,702
Avis Budget Rental Car Funding AESOP, Ser 2010-5A, Cl C 5.940%, 03/20/17 (B)	3,000,000	3,067,272
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	1,093,516	1,087,942
CPS Auto Trust, Ser 2011-A, Cl D 10.000%, 04/16/18 (B)	89,027	89,554
CPS Auto Trust, Ser 2012-A, Cl D 8.590%, 06/17/19 (B)	1,471,838	1,469,968
CPS Auto Trust, Ser 2012-C, Cl E 7.500%, 12/16/19 (B)	1,659,999	1,663,114

Description	Face Amount	Value
CPS Auto Trust, Ser 2012-D, Cl E 7.260%, 03/16/20 (B)	$550,000	$549,881
DT Auto Owner Trust, Ser 2011-3A, Cl D 5.830%, 03/15/18 (B)	2,000,000	2,058,718
DT Auto Owner Trust, Ser 2012-1A, Cl D 4.940%, 07/16/18 (B)	1,000,000	1,023,450
DT Auto Owner Trust, Ser 2013-1A, Cl D 3.721%, 05/15/20 (B)	5,000,000	5,001,145
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl C 3.520%, 02/15/19 (B)	2,000,000	1,967,881
SNAAC Auto Receivables Trust, Ser 2012- 1A, Cl D 6.210%, 12/17/18 (B)	1,000,000	1,033,045

		48,361,244

Other Asset-Backed Securities — 2.6%
321 Henderson Receivables I, Ser 2010- 2A, Cl B 7.450%, 01/15/50 (B)	5,400,000	5,994,000
321 Henderson Receivables I, Ser 2012- 1A, Cl B 7.140%, 02/15/67 (B)	1,000,000	1,110,385
321 Henderson Receivables I, Ser 2012- 2A, Cl B 6.770%, 10/17/61 (B)	1,500,000	1,541,022
Sierra Receivables Funding, Ser 2007-2A, Cl A2 1.192%, 09/20/19 (A) (B)	1,639,435	1,640,619
Sierra Receivables Funding, Ser 2010-2A, Cl B 5.310%, 11/20/25 (B)	854,592	877,616
Sierra Receivables Funding, Ser 2011-1A, Cl C 6.190%, 04/20/26 (B)	2,787,969	2,862,843
Sierra Receivables Funding, Ser 2011-2A, Cl C 8.350%, 05/20/28 (B)	1,588,925	1,684,926
Sierra Receivables Funding, Ser 2011-3A, Cl C 9.310%, 07/20/28 (B)	1,424,211	1,543,588
Silverleaf Finance, Ser 2010-A, Cl C 10.000%, 07/15/22 (B)	886,746	891,643
Silverleaf Finance, Ser 2010-B, Cl B 8.475%, 05/16/22 (B)	1,420,477	1,417,824
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,330,894
Westgate Resorts, Ser 2012-2A, Cl C 9.000%, 01/20/25 (B)	704,608	709,012

		23,604,372

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value
Student Loan — 2.3%
Brazos Student Finance, Ser 2009-1, Cl B 2.773%, 12/27/39 (A)	$15,000,000	$11,700,000
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 0.430%, 11/27/28 (A)	5,000,000	4,552,200
SLM Student Loan Trust, Ser 2012-7, Cl B 1.990%, 09/25/43 (A)	5,000,000	4,738,945

		20,991,145

Total Asset-Backed Securities (Cost $88,689,203)		92,956,761

MUNICIPAL BONDS — 6.1%
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,454,740
Dallas-Fort Worth, International Airport Facilities Improvement, Ser 2001-B-1, RB 7.000%, 01/01/16	5,000,000	5,164,200
Denton Independent School District, Ser C, GO, PSF-GTD 2.500%, 08/15/21	1,590,000	1,550,966
Government Development Bank for Puerto Rico, Ser Senior A, RB 4.375%, 02/01/19	5,400,000	5,180,328
Hidalgo County, Build America Bonds, GO Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	566,185
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,317,010
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,121,840
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	12,000,000	13,738,080
Pasadena, Independent School District, GO, PSF-GTD Callable 02/15/22 @ 100 4.089%, 02/15/30	3,000,000	3,033,420
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,194,850
San Antonio, Airport System, Ser B, RB, AGM 4.861%, 07/01/18	2,000,000	2,190,460

Description	Face Amount	Value
San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	$4,400,000	$4,463,096
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,750,000	1,932,245
Texas State, Public Finance Authority Charter School, RB 8.125%, 02/15/27	1,900,000	1,978,166
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,257,280

Total Municipal Bonds (Cost $54,136,980)		56,142,866

COLLATERALIZED LOAN OBLIGATIONS — 5.9%
AMMC CLO X, Ser 2012-10A, Cl D 4.769%, 04/11/22 (A) (B)	4,000,000	3,972,916
Babson CLO, Ser 2005-3A, Cl E 4.775%, 11/10/19 (A)	1,676,675	1,511,630
Babson CLO, Ser 2012-1A, Cl C 4.268%, 04/15/22 (A) (B)	3,000,000	2,994,771
Benefit Street Partners CLO, Ser 2012-IA, Cl C 4.768%, 10/15/23 (A) (B)	4,000,000	4,010,352
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.790%, 02/14/25 (A) (B)	4,500,000	4,309,150
Galaxy XIV CLO, Ser 2012-14A, Cl C1 3.375%, 11/15/24 (A) (B)	2,000,000	1,992,382
Galaxy XIV CLO, Ser 2012-14A, Cl D 4.675%, 11/15/24 (A) (B)	3,000,000	2,998,299
Gramercy Park CLO, Ser 2012-1A, Cl C 4.768%, 07/17/23 (A) (B)	4,000,000	4,006,936
KKR CLO, Ser 2012-1A, Cl C 4.773%, 12/15/24 (A) (B)	5,750,000	5,730,910
MCF CLO, Ser 2013-1A, Cl E 6.016%, 04/20/23 (A) (B)	500,000	465,732
Newstar Trust, Ser 2012-2A, Cl C 4.516%, 01/20/23 (A) (B)	3,000,000	2,999,886
Oak Hill Credit Partners VI, Ser 2012-6A, Cl D 4.775%, 05/15/23 (A) (B)	2,500,000	2,504,765
Oak Hill Credit Partners VII, Ser 2012-7A, Cl D 4.274%, 11/20/23 (A) (B)	3,000,000	2,952,456
Race Point CLO, Ser 2012-6A, Cl D 4.774%, 05/24/23 (A) (B)	2,000,000	2,003,948

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value
Symphony CLO VII, Ser 2011-7A, Cl D 3.464%, 07/28/21 (A) (B)	$5,000,000	$4,879,535
Symphony CLO VII, Ser 2011-7A, Cl E 3.864%, 07/28/21 (A) (B)	4,000,000	3,793,720
Symphony CLO XI, Ser 2013-11A, Cl E 5.518%, 01/17/25 (A) (B)	3,000,000	2,755,356

Total Collateralized Loan Obligations (Cost $50,745,227)		53,882,744

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%
HUD 6.980%, 08/01/14	20,000	20,281
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,391,380

Total U.S. Government Agency Obligations (Cost $4,985,447)		5,411,661

COMMERCIAL PAPER (D) — 0.1%
Ford Motor 0.550%, 08/20/13	250,000	249,885
Noble 0.251%, 08/23/13 (B)	250,000	249,960
Weatherford International 0.821%, 08/06/13 (B)	250,000	249,991
White Point Funding 0.229%, 08/05/13 (B)	300,000	299,994
Wyndham Worldwide 0.600%, 08/08/13 (B)	300,000	299,972

Total Commercial Paper (Cost $1,349,818)		1,349,802

CASH EQUIVALENT* — 0.3%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $3,057,747)	3,057,747	3,057,747

Total Investments — 99.4% (Cost $897,461,865)		$914,203,242

Percentages are based on Net Assets of $919,401,895.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
‡	Real Estate Investment Trust
(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2013.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Security is fair valued using methods determined in good faith by the fair value committee of the Board of Trustees. The total value of such security as of July 31, 2013 was $3,090,362 and represents 0.3% of Net Assets.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

AESOP — Auto Employee Stock Ownership Plan

AGM — Assured Guarantee Municipal

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

HUD — Department of Housing and Urban Development

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST CREDIT FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 53.9%
Consumer Discretionary — 9.7%
L Brands 6.625%, 04/01/21	$550,000	$605,000
Neiman Marcus Group 7.125%, 06/01/28	988,000	992,940
Sirius XM Radio (A) 4.625%, 05/15/23	1,000,000	920,000
Standard Pacific 8.375%, 05/15/18	250,000	289,375
Wynn Las Vegas 7.750%, 08/15/20	250,000	281,250

		3,088,565

Energy — 2.6%
Oil States International (A) 5.125%, 01/15/23	750,000	825,000

Financials — 21.6%
Barclays Bank 7.625%, 11/21/22	1,250,000	1,243,750
E*TRADE Financial 6.000%, 11/15/17	1,000,000	1,040,000
GTP Acquisition Partners I (A) 7.628%, 06/15/16	500,000	524,488
4.704%, 05/15/18	1,000,000	953,290
iStar Financial‡ 5.850%, 03/15/17	500,000	515,000
4.875%, 07/01/18	500,000	487,500
Jefferies Finance (A) 7.375%, 04/01/20	1,000,000	1,010,000
UBS 7.625%, 08/17/22	1,000,000	1,112,520

		6,886,548

Description	Face Amount	Value
Health Care — 0.8%
Vanguard Health Holding II 8.000%, 02/01/18	$250,000	$265,313

Industrials — 10.4%
Del Monte 7.625%, 02/15/19	750,000	783,750
Meritor 6.750%, 06/15/21	1,000,000	995,000
Zachry Holdings (A) 7.500%, 02/01/20	1,500,000	1,548,750

		3,327,500

Information Technology — 4.0%
Amkor Technology (A) 6.375%, 10/01/22	1,000,000	992,500
BMC Software 7.250%, 06/01/18	250,000	268,161

		1,260,661

Telecommunication Services — 4.8%
Level 3 Financing 8.125%, 07/01/19	518,000	562,030
Unison Ground Lease Funding (A) 5.780%, 03/15/20	1,000,000	958,880

		1,520,910

Total Corporate Obligations (Cost $17,302,423)		17,174,497

COLLATERALIZED LOAN OBLIGATIONS — 21.5%
AMMC CLO XII, Ser 2013-12A, Cl E 5.279%, 05/10/25 (A) (B)	1,000,000	902,828
Carlyle Global Market Strategies CLO, Ser 2013-1A, Cl D 5.790%, 02/14/25 (A) (B)	1,000,000	957,589
Galaxy XIV CLO, Ser 2012-14A, Cl E 5.675%, 11/15/24 (A) (B)	1,000,000	955,462
JFIN CLO, Ser 2013-1A, Cl D 5.030%, 01/20/25 (A) (B)	1,000,000	877,494
KKR CLO, Ser 2012-1A, Cl C 4.773%, 12/15/24 (A) (B)	250,000	249,170
MCF CLO, Ser 2013-1A, Cl E 6.016%, 04/20/23 (A) (B)	1,000,000	931,463
Newstar Trust, Ser 2012-2A, Cl C 4.516%, 01/20/23 (A) (B)	200,000	199,992
OZLM Funding CLO, Ser 2013-4A, Cl D 4.920%, 07/22/25 (A) (B)	1,000,000	873,700
Symphony CLO XI, Ser 2013-11A, Cl E 5.518%, 01/17/25 (A) (B)	1,000,000	918,452

Total Collateralized Loan Obligations (Cost $6,937,452)		6,866,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST CREDIT FUND

Description	Face Amount/ Shares	Value
MORTGAGE-BACKED SECURITIES — 16.0%
Commercial Mortgage-Backed Obligations — 16.0%
A10 Securitization, Ser 2013-1, Cl D 6.410%, 11/15/25 (A)	$340,000	$331,364
A10 Securitization, Ser 2013-1, Cl C 4.700%, 11/15/25 (A)	813,000	791,529
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-2, Cl H 5.337%, 07/10/43 (A) (B)	1,000,000	976,070
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.748%, 03/15/49 (B)	250,000	259,859
Commercial Mortgage Trust, Ser 2005-CD1, Cl D 5.218%, 07/15/44 (B)	250,000	243,940
FREMF Mortgage Trust, Ser 2012-K22, Cl C 3.812%, 08/25/45 (A) (B)	1,000,000	825,615
JPMorgan Chase Commercial Mortgage Securities, Ser 2001-CIB2, Cl E 6.734%, 04/15/35 (A) (B)	1,000,000	985,622
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl F 5.070%, 01/15/42 (A) (B)	750,000	689,949

Total Mortgage-Backed Securities (Cost $5,283,139)		5,103,948

ASSET-BACKED SECURITIES — 3.4%
Automotive — 3.4%
CPS Auto Receivables Trust 2013-B, Ser 2013-B, Cl E 6.410%, 09/15/20 (A)	820,000	820,002
CPS Auto Trust, Ser 2012-D, Cl E 7.260%, 03/16/20 (A)	250,000	249,946

Total Asset-Backed Securities (Cost $1,069,932)		1,069,948

MUNICIPAL BOND — 1.0%
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30 (Cost $324,914)	275,000	314,831

CASH EQUIVALENT* — 2.8%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $890,220)	890,220	890,220

Total Investments — 98.6% (Cost $31,808,080)		$31,419,594

Percentages are based on Net Assets of $31,865,990.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
‡	Real Estate Investment Trust
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2013.

Cl — Class

CLO — Collateralized Loan Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 32.9%
Automotive — 15.1%
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl C 2.780%, 09/17/18 (A)	$2,000,000	$1,993,205
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl B 2.150%, 02/15/19 (A)	750,000	746,038
Avis Budget Rental Car Funding AESOP, Ser 2011-5A, Cl A 3.270%, 02/20/18 (A)	3,500,000	3,655,781
Chesapeake Funding, Ser 2012-1A, Cl C 2.195%, 11/07/23 (A) (B)	3,000,000	3,021,626
Chesapeake Funding, Ser 2012-2A, Cl D 2.045%, 05/07/24 (A) (B)	2,000,000	1,997,283
Chesapeake Funding, Ser 2013-1A, Cl C 1.593%, 01/07/25	2,000,000	1,993,868
Chesapeake Funding, Ser 2013-1A, Cl D 1.993%, 01/07/25	3,000,000	2,990,666
CPS Auto Trust, Ser 2011-A, Cl A 2.820%, 04/16/18 (A)	949,484	958,327
CPS Auto Trust, Ser 2011-B, Cl A 3.680%, 09/17/18 (A)	882,281	904,127
DSC Floorplan Master Owner Trust, Ser 2011-1, Cl A 3.910%, 03/15/16 (A)	3,500,000	3,536,746
DT Auto Owner Trust, Ser 2010-1A, Cl D 5.920%, 09/15/16 (A)	267,434	267,618

Description	Face Amount	Value
DT Auto Owner Trust, Ser 2011-2A, Cl D 4.360%, 12/15/16 (A)	$3,427,314	$3,470,430
Ford Credit Auto Owner Trust, Ser 2010-B, Cl C 2.770%, 05/15/16	500,000	512,902
Ford Credit Floorplan Master Owner Trust, Ser 2012-1, Cl D 2.291%, 01/15/16 (B)	3,150,000	3,172,003
Rental Car Finance, Ser 2011-1A, Cl B1 4.380%, 02/25/16 (A)	3,000,000	3,092,859
Santander Drive Auto Receivables Trust, Ser 2011-S1A, Cl C 1.890%, 05/15/17 (A)	574,571	575,197
SMART Trust, Ser 2012-4US, Cl A4B 0.891%, 08/14/18 (B)	1,000,000	993,484
Tidewater Auto Receivables Trust, Ser 2012-AA, Cl A3 1.990%, 04/15/19 (A)	3,000,000	2,991,479

		36,873,639

Credit Cards — 1.5%
American Express Credit Account Master Trust, Ser 2013-1, Cl B 0.891%, 02/16/21	2,500,000	2,499,700
World Financial Network Credit Card Master Trust, Ser 2010-A, Cl B 6.750%, 04/15/19	1,000,000	1,094,461

		3,594,161

Other Asset-Backed Securities — 10.5%
Access Group, Ser 2002-A, Cl A2 1.785%, 09/25/37 (B)	2,850,000	2,622,000
CLI Funding, Ser 2011-2A 4.940%, 10/18/26 (A)	1,240,105	1,254,012
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A 0.682%, 06/20/17 (B)	10,000,000	10,032,660
Global SC Finance SRL, Ser 2012-1A, Cl A 4.110%, 07/19/27 (A)	3,217,500	3,271,065
Impact Funding, Ser 2001-A 5.933%, 07/25/33	999,445	1,047,670
Navistar Financial Dealer Note Master Trust, Ser 2013-1, Cl D 2.440%, 01/25/18 (A) (B)	3,000,000	2,991,120
Sierra Receivables Funding, Ser 2012-1A, Cl B 3.580%, 11/20/28 (A)	474,669	482,880
TAL Advantage V, Ser 2013-1A, Cl B 3.960%, 02/22/38 (A)	2,395,833	2,346,676

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST LOW DURATION BOND FUND

Description	Face Amount	Value
Textainer Marine Containers, Ser 2011-1A, Cl A 4.700%, 06/15/26 (A)	$1,583,333	$1,585,445

		25,633,528

Student Loan — 5.8%
National Collegiate Student Loan Trust, Ser 2004-2, Cl A3 0.400%, 04/26/27 (B)	1,070,450	1,061,412
Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.690%, 08/26/52 (A) (B)	3,000,000	2,683,798
Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.698%, 07/25/47 (A) (B)	4,000,000	3,655,739
SLM Student Loan Trust, Ser 2012-A, Cl A1 1.591%, 08/15/25 (A) (B)	1,751,970	1,770,180
SLM Student Loan Trust, Ser 2013-2, Cl B 1.690%, 06/25/43 (B)	2,000,000	1,872,874
SLM Student Loan Trust, Ser 2013-R1, Cl A 1.690%, 03/25/33 (A) (B)	3,000,000	2,958,753

		14,002,756

Total Asset-Backed Securities (Cost $79,140,334)		80,104,084

U.S. TREASURY OBLIGATIONS — 20.8%
U.S. Treasury Notes
2.000%, 04/30/16	5,000,000	5,200,000
0.875%, 01/31/17	2,500,000	2,503,710
0.750%, 10/31/17	10,000,000	9,836,720
0.75%, 12/31/17	5,000,000	4,902,735
0.75%, 03/31/18	11,000,000	10,731,017
0.625%, 04/30/18	10,000,000	9,681,563
0.500%, 07/31/17	5,000,000	4,893,750
0.250%, 01/31/15	3,000,000	3,001,758

Total U.S. Treasury Obligations (Cost $51,571,295)		50,751,253

MORTGAGE-BACKED SECURITIES — 19.6%
Agency Residential Mortgage-Backed Obligations — 16.7%
FHLMC 2.184%, 02/01/37 (B)	2,299,486	2,426,626
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-KF01, Cl A 0.544%, 04/25/19 (B)	2,220,982	2,225,002
FHLMC REMIC, Ser 2010-3747, Cl UF 0.671%, 10/15/40 (B)	6,801,445	6,851,510

Description	Face Amount	Value
FNMA REMIC, Ser 2011-84, Cl F 0.540%, 01/25/40 (B)	$7,736,503	$7,757,554
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	3,703,526	3,995,901
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	3,137,538	3,158,396
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	5,266,356	5,570,251
GNMA, Ser 2010-80, Cl F 0.592%, 04/20/40 (B)	1,643,612	1,652,338
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	6,954,269	7,200,096

		40,837,674

Commercial Mortgage-Backed Obligations — 1.6%
Commercial Mortgage Pass-Through Certificates, Ser 2007-FL14, Cl AJ 0.371%, 06/15/22 (A) (B)	2,573,587	2,556,335
GE Business Loan Trust, Ser 2003-1, Cl A 0.621%, 04/15/31 (A) (B)	1,490,756	1,398,046

		3,954,381

Non-Agency Residential Mortgage-Backed Obligation — 1.3%
Holmes Master Issuer, Ser 2012-1A, Cl A2 1.918%, 10/15/54 (A) (B)	3,000,000	3,038,817

Total Mortgage-Backed Securities (Cost $47,110,791)		47,830,872

CORPORATE OBLIGATIONS — 10.5%
Consumer Staples — 1.4%
Clorox 5.950%, 10/15/17	3,000,000	3,465,066

Energy — 2.7%
BP AMI Leasing (A) 5.523%, 05/08/19	3,000,000	3,414,198
Noble Holding International 3.450%, 08/01/15	3,000,000	3,119,676

		6,533,874

Financials — 3.7%
Bank of America MTN (B) 3.063%, 01/14/21	1,000,000	979,300
HSBC Finance (B) 0.705%, 06/01/16	3,000,000	2,974,200
JPMorgan Chase MTN (B) 2.362%, 08/17/22	1,250,000	1,105,125
Morgan Stanley MTN (B) 3.063%, 12/15/19	1,000,000	1,010,000
SLM MTN (B) 3.213%, 12/15/20	3,525,000	3,050,183

		9,118,808

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST LOW DURATION BOND FUND

Description	Face Amount/ Shares	Value
Information Technology — 2.7%
Apple (B) 0.516%, 05/03/18	$3,250,000	$3,246,958
BMC Software 7.250%, 06/01/18	3,000,000	3,217,938

		6,464,896

Total Corporate Obligations (Cost $25,185,121)		25,582,644

MUNICIPAL BONDS — 5.6%
Colorado State, Housing & Finance Authority, Ser B, RB 1.600%, 05/15/16	3,000,000	3,026,910
Government Development Bank for Puerto Rico, Ser Senior B, RB 4.704%, 05/01/16	5,945,000	5,980,076
New York, Institute of Technology, Ser A, RB 4.799%, 03/01/14	3,400,000	3,442,534
South Texas, Higher Education Authority, Ser 2012-1, Cl A1 (B) 0.774%, 10/01/20	1,271,190	1,270,071

Total Municipal Bonds (Cost $13,694,850)		13,719,591

U.S. GOVERNMENT AGENCY OBLIGATION — 4.8%
FHLB 0.500%, 03/20/15 (C) (Cost $12,000,000)	12,000,000	11,798,832

COLLATERALIZED LOAN OBLIGATIONS — 4.1%
Newstar Trust, Ser 2012-2A, Cl A 2.166%, 01/20/23 (A) (B)	5,000,000	5,019,000
OZLM Funding, Ser 2013-4A, Cl A2 2.750%, 07/22/25	5,000,000	5,000,500

Total Collateralized Loan Obligations (Cost $10,000,000)		10,019,500

CASH EQUIVALENT* — 2.3%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $5,581,802)	5,581,802	5,581,802

Total Investments — 100.6% (Cost $244,284,193)		$245,388,578

Percentages are based on Net Assets of $243,890,752.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2013.
(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on July 31, 2013. The coupon on a step bond changes on a specified date.

AESOP — Auto Employee Stock Ownership Plan

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 98.7%
Alaska — 0.5%
Anchorage, Ser D, GO, NATL-RE Callable 06/01/15 @ 100 5.000%, 06/01/18	$1,000,000	$1,066,770

Arizona — 1.0%
Maricopa County, Unified School District No. 41 Gilbert, GO 4.000%, 07/01/19	1,000,000	1,105,580
Pima County, Street and Highway Revenue, RB 3.000%, 07/01/19	1,190,000	1,249,857

		2,355,437

Arkansas — 0.1%
University of Arkansas, RB 3.000%, 11/01/18	300,000	318,999

California — 3.1%
California State, GO 5.000%, 04/01/18	3,200,000	3,708,000
4.000%, 09/01/18	600,000	671,124
Golden State Tobacco Securitization, Ser A, RB 4.000%, 06/01/21	1,000,000	1,062,060
San Francisco City & County, Unified School District, Proposition A-Election 2003, Ser C, GO, NATL-RE Callable 06/15/16 @ 100 4.000%, 06/15/18	1,500,000	1,613,370

		7,054,554

Description	Face Amount	Value
Colorado — 1.9%
Adams County, School District No. 14, GO, FSA (A) Pre-Refunded @ 100 5.125%, 12/01/31	$1,000,000	$1,140,090
Boulder Valley, School District No. Re-2 Boulder, Ser B, GO, 4.000%, 12/01/18	2,000,000	2,246,100
Highlands Ranch, Metropolitan District No. 2, GO, NATL-RE FGIC Callable 06/15/15 @ 100 4.100%, 06/15/18	1,000,000	1,054,530

		4,440,720

District of Columbia — 1.3%
District of Columbia, RB 4.000%, 10/01/20	305,000	298,848
4.000%, 10/01/22	895,000	845,587
District of Columbia, Ser A, GO, FGIC Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,814,855

		2,959,290

Florida — 2.3%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,007,220
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, GNMA, FNMA, FHLMC Callable 01/01/20 @ 100 5.000%, 07/01/28	1,465,000	1,550,219
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,836,958

		5,394,397

Georgia — 0.9%
De Kalb County, Special Transportation, Parks & Greenspace Project, GO Callable 12/01/15 @ 100 5.000%, 12/01/18	1,000,000	1,079,090
Georgia State, Ser D, GO Callable 12/01/13 @100 4.000%, 12/01/14	1,000,000	1,012,300

		2,091,390

Illinois — 4.2%
Chicago, O’Hare International Airport, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	1,000,000	1,045,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Illinois State, GO 5.000%, 07/01/19	$500,000	$556,885
Illinois State, GO, AGM, FGIC Callable 10/01/17 @ 100 5.000%, 04/01/19	1,000,000	1,092,270
Illinois State, GO, AMBAC Callable 04/01/15 @ 100 5.000%, 04/01/16	1,495,000	1,580,723
Illinois State, Ser A, GO 3.000%, 01/01/18	2,000,000	2,057,460
Lake County, Community Unit School District No. 116-Round Lake, School Building Project, GO, XLCA Callable 01/15/15 @ 100 5.250%, 01/15/24	1,000,000	1,024,700
Railsplitter Tobacco Settlement Authority, RB 5.250%, 06/01/20	2,130,000	2,395,611

		9,752,699

Indiana — 1.1%
Fairfield, School Building, RB, NATL-RE FGIC (A) Pre-Refunded @ 100 5.000%, 01/15/14	1,115,000	1,138,660
Franklin Township, School Building, RB, AMBAC Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,333,410

		2,472,070

Iowa — 3.2%
Cedar Rapids, Ser A, GO Callable 06/01/15 @ 100 4.000%, 06/01/19	1,200,000	1,250,172
Coralville, Ser D, COP 5.250%, 06/01/16	500,000	498,925
Coralville, Urban Renewal Project, Ser D-1, RB 3.000%, 06/01/14	1,200,000	1,178,676
Coralville, Urban Renewal Tax Increment, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,109,779
Hardin County, GO 2.500%, 06/01/17	680,000	697,245
2.500%, 06/01/18	785,000	806,964
2.500%, 06/01/19	925,000	938,042
Iowa State, University of Science & Technology, Science and Athletic Facilities Project, Ser I, RB 2.000%, 07/01/17	780,000	798,322

		7,278,125

Description	Face Amount	Value
Louisiana — 0.5%
St. Tammany, Parishwide School District No. 12, GO, NATL-RE (A) Pre-Refunded @ 100 4.000%, 03/01/16	$1,000,000	$1,056,690

Maryland — 1.1%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO Callable 04/01/18 @ 100 4.700%, 04/01/36	1,000,000	1,035,000
Maryland State, Economic Development, RB 3.000%, 07/01/15	250,000	252,495
3.000%, 07/01/16	250,000	252,010
Maryland State, State Local Facilities, Ser A, GO Callable 03/01/17 @ 100 4.000%, 03/01/23	1,000,000	1,050,590

		2,590,095

Massachusetts — 0.5%
Massachusetts State, Consolidated Loan, Ser A, GO (A) Pre-Refunded @ 100 5.000%, 08/01/14	1,000,000	1,046,070

Michigan — 1.8%
Howell, Public Schools, School Building & Site Project, GO (A) Pre-Refunded @ 100 5.000%, 05/01/17	1,000,000	1,011,480
Michigan State, Building Authority, Revenue Refunding Facilities Program, Ser I, RB, AGM (A) Pre-Refunded @ 100 5.250%, 10/15/15	2,000,000	2,019,660
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM 3.000%, 05/01/19	1,025,000	1,027,122

		4,058,262

Minnesota — 0.6%
Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	1,439,089	1,435,980

Mississippi — 1.2%
Mississippi State, Development Bank, Rankin County Public Improvement Project, RB, AMBAC 3.500%, 07/01/14	1,150,000	1,179,221

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Mississippi State, Ser S, COP Callable 04/15/14 @ 100 1.250%, 04/15/16	$800,000	$792,176
1.000%, 04/15/15	725,000	724,268

		2,695,665

Missouri — 0.6%
Saint Louis, Municipal Finance, City Justice Center Project, RB 5.000%, 02/15/17	1,275,000	1,401,914

Nevada — 0.4%
Clark County, School District, Ser A, GO, AGM Callable 06/15/14 @ 100 4.000%, 06/15/17	1,000,000	1,025,910

New Jersey — 0.3%
Atlantic County, State Aid County College, GO 3.375%, 01/15/15	565,000	587,430

New Mexico — 0.6%
Bernalillo County, Ser A, GO Callable 08/01/17 @ 100 4.000%, 08/01/19	300,000	327,228
New Mexico State, Severance Tax, Ser A- 1, RB Callable 07/01/17 @ 100 2.750%, 07/01/20	1,000,000	1,018,580

		1,345,808

New York — 2.7%
New York City, Ser P, GO, NATL-RE Callable 08/01/15 @ 100 5.000%, 08/01/18	235,000	254,533
New York City, Ser P, GO, NATL-RE (A) Pre-Refunded @ 100 5.000%, 08/01/15	765,000	834,003
New York State, Dormitory Authority, RB 4.000%, 09/01/15	1,335,000	1,377,640
New York State, Dormitory Authority, State Education Project, Ser D, RB 4.000%, 03/15/16	1,000,000	1,085,770
New York State, Thruway Authority, Ser H, RB, NATL-RE 4.000%, 01/01/18	1,000,000	1,096,320
Suffolk County, Public Improvement Project, Ser B, GO, NATL-RE Callable 11/01/15 @ 100 4.375%, 11/01/18	1,400,000	1,474,928

		6,123,194

Ohio — 1.4%
Ohio State, RB 1.500%, 08/01/18	1,000,000	985,410

Description	Face Amount	Value
Ohio State, Ser A, GO 3.000%, 02/01/19	$2,190,000	$2,337,409

		3,322,819

Oregon — 0.4%
Oregon State, Board of Higher Education Project, Ser B, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	1,000,000	1,027,170

Puerto Rico — 1.9%
Commonwealth of Puerto Rico, Ser A, GO 5.500%, 07/01/18	1,825,000	1,881,776
Commonwealth of Puerto Rico, Government Development, Ser Senior B, RB 5.000%, 12/01/14	750,000	778,193
Commonwealth of Puerto Rico, Electric Power Authority, Ser UU, RB (B) Callable 07/01/17 @ 100 0.864%, 07/01/25	2,000,000	1,596,740

		4,256,709

Tennessee — 3.2%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,006,380
Memphis-Shelby, County Sports Authority Project, Ser A, RB Callable 11/01/19 @ 100 5.000%, 11/01/22	1,800,000	1,992,564
Montgomery County, GO, NATL-RE FGIC (A) Pre-Refunded @ 102 4.750%, 05/01/16	2,000,000	2,107,560
Tennessee State, Housing Development Agency, RB Callable 01/01/22 @ 100 2.750%, 01/01/24	490,000	456,298
2.750%, 07/01/24	345,000	313,495
Tennessee State, Housing Development Agency, Ser 2B, RB 2.350%, 01/01/21	390,000	367,045

		7,243,342

Texas — 53.1%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	2,000,000	2,115,520
Andrews County, Hospital District, GO 2.750%, 03/15/20	1,250,000	1,220,050
Andrews County, Hospital District, GO, AGM 2.500%, 03/15/19	1,215,000	1,214,356
Arlington, Special Tax Revenue, RB Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	257,780

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Austin, Hotel Occupancy Tax, RB, AGM Callable 11/15/13 @ 100 5.000%, 11/15/15	$1,505,000	$1,519,117
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,068,030
Austin, Public Improvement Project, Ser 2005, GO, NATL-RE Callable 03/01/15 @ 100 5.000%, 09/01/16	500,000	534,130
Austin, Water & Wastewater System, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,179,370
Bastrop, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/19 @ 100 5.250%, 02/15/32	500,000	534,105
5.000%, 02/15/34	1,000,000	1,033,110
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	530,650
Bexar County, GO 3.000%, 06/15/22	2,000,000	2,026,440
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	385,000	419,219
Carrollton, Farmers Branch Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	1,000,000	1,022,560
Clifton, Higher Education Finance, Ser A, RB 1.800%, 12/01/14	250,000	247,157
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	522,340
College Station, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,730,000	1,837,692
4.000%, 02/15/19	1,000,000	1,096,610
College Station, GO (A) Pre-Refunded @ 100 4.500%, 02/15/27	160,000	184,912
Conroe, Industrial Development, RB, AGM 4.000%, 09/01/18	300,000	327,738
Conroe, Independent School District, GO, PSF-GTD 3.000%, 02/15/19	500,000	536,340

Description	Face Amount	Value
Corpus Christi, GO 4.000%, 03/01/19	$1,010,000	$1,117,686
Dallas County, Schools Public Property Finance, GO 3.000%, 06/01/19	940,000	992,461
Dallas County, Schools Public Property Finance, RB 2.500%, 12/01/15	825,000	825,495
2.250%, 12/01/14	800,000	802,560
2.000%, 12/01/13	600,000	600,570
Dallas, GO Callable 02/15/18 @ 100 5.000%, 02/15/25	1,000,000	1,094,270
Dallas, GO, NATL-RE Callable 02/15/17 @ 100 4.250%, 02/15/22	845,000	888,788
Dallas, Ser B, RB 5.000%, 11/01/19	1,295,000	1,494,650
Denton County, GO 3.000%, 04/15/18	985,000	1,057,742
Denton, Independent School District, GO Callable 08/15/19 @ 100 5.000%, 08/15/27	1,000,000	1,044,370
Ector County, Hospital District, Ser A, RB 4.000%, 09/15/14	1,260,000	1,288,652
El Paso, GO Callable 08/15/19 @ 100 5.500%, 08/15/34	1,000,000	1,080,740
Elkhart, Independent School District, School Building Project, GO Callable 08/15/19 @ 100 4.625%, 08/15/30	665,000	690,669
Forney, Independent School District, School Building Project, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	1,000,000	1,044,030
Fort Bend County, Municipal Utility District No. 25, GO Callable 10/01/16 @ 100 5.600%, 10/01/36	1,000,000	1,019,580
Frisco, GO 3.000%, 02/15/19	1,685,000	1,797,339
Frisco, Independent School District, School Building Project, Ser A, GO, PSF- GTD Callable 08/15/17 @ 100 5.000%, 08/15/27	500,000	541,420
Galveston County, GO 3.000%, 02/01/19	600,000	635,856
Garland, Independent School District, Ser A, GO, PSF-GTD Callable 09/03/13 @ 100 3.000%, 02/15/19	350,000	350,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
Grand Prairie, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/32	$1,000,000	$1,054,800
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,107,610
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,062,010
Houston, Ser A, GO 4.000%, 03/01/18	3,800,000	4,250,376
Hurst, Waterworks and Sewer System, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,042,810
Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	1,000,000	1,042,090
Irving, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/28	500,000	536,875
Jefferson County, GO 3.000%, 08/01/18	1,500,000	1,587,720
Kaufman County, GO, AGM 3.000%, 02/15/22	1,670,000	1,584,630
Klein, Independent School District, Schoolhouse Project, GO Callable 08/01/19 @ 100 5.000%, 08/01/34	855,000	888,131
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,443,125
Lubbock, GO, NATL-RE (A) Pre-Refunded @ 100 5.000%, 02/15/16	145,000	148,693
Mauriceville, Municipal Utility District, GO, AGM 2.000%, 11/15/14	1,110,000	1,118,536
Mesquite, Independent School District No. 1, School Building Project, GO Callable 08/15/19 @ 100 4.375%, 08/15/26	560,000	589,215
Navarro County, Junior College District, RB, AGM 3.000%, 05/15/19	550,000	561,126
2.250%, 05/15/18	880,000	882,763

Description	Face Amount	Value
North Harris County, Regional Water Authority, RB 3.000%, 12/15/20	$2,015,000	$2,080,951
North Texas, Tollway Authority, RB Callable 01/01/18 @ 100 5.750%, 01/01/33	1,000,000	1,068,340
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,409,963
Northside, Independent School District, GO, PSF-GTD (B) 1.350%, 06/01/33	4,000,000	3,868,440
Nueces County, GO, AMBAC (A) Pre-Refunded @ 100 5.000%, 02/15/15	1,000,000	1,025,200
Olmos, Park Higher Education Facilities, RB 2.000%, 12/01/18	3,000,000	2,974,470
Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD Callable 02/01/18 @ 100 5.000%, 02/01/33	1,000,000	1,060,950
Plano, Texas, GO Callable 09/01/15 @ 100 4.100%, 09/01/19	730,000	770,573
Plano, Texas, GO (A) Pre-Refunded @ 100 4.100%, 09/01/15	270,000	290,477
Pleasant Grove, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.250%, 02/15/32	1,000,000	1,069,590
Polk County, GO, AGM 3.000%, 08/15/19	1,150,000	1,195,069
Port Arthur, Independent School District, School Building Project, GO Callable 02/15/19 @ 100 4.750%, 02/15/39	1,000,000	1,000,470
Red River, Educational Finance Authority, Hockaday School Project, RB Callable 05/15/15 @ 100 4.000%, 05/15/16	1,000,000	1,051,080
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,128,580
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	410,888

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
San Angelo, Independent School District, School Building Project, Ser A, GO Callable 02/15/19 @ 100 5.250%, 02/15/34	$1,000,000	$1,083,070
San Antonio, Electric & Gas Revenue, RB Callable 02/01/15 @ 100 5.000%, 02/01/18	1,000,000	1,061,580
San Antonio, Hotel Occupancy Project, Sub-Ser, RB, AGM (A) Pre-Refunded @ 100 4.500%, 08/15/13	1,000,000	1,001,200
San Antonio, Refunding & Improvement Project, Ser A, RB, AGM 2.500%, 07/01/16	570,000	591,426
2.000%, 07/01/15	400,000	409,060
San Antonio, Water Revenue, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	541,285
San Antonio, Water Revenue, Ser A, RB 2.000%, 05/15/14	1,385,000	1,404,252
San Antonio, Water System, RB 4.000%, 05/15/19	500,000	561,850
San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.000%, 02/15/33	1,000,000	1,061,430
San Jacinto, Community College District, GO 3.000%, 02/15/19	1,795,000	1,881,770
San Marcos, Tax & Toll Revenue, GO, AGM Callable 08/15/17 @ 100 5.125%, 08/15/28	500,000	539,825
Spring Branch, Independent School District, Schoolhouse Project, GO, PSF-GTD Callable 02/01/17 @ 100 5.250%, 02/01/38	1,000,000	1,069,550
Spring, Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	1,000,000	1,023,260
Texas A&M University, Permanent University Fund, RB 3.000%, 07/01/15	1,510,000	1,582,676
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,850,000	2,006,418

Description	Face Amount	Value
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	$1,000,000	$1,072,370
Texas City, Industrial Development, Arco Pipe Line Company Project, RB 7.375%, 10/01/20	500,000	654,185
Texas State, College Student Loan, GO Callable 08/01/19 @ 100 5.000%, 08/01/21	1,000,000	1,181,180
4.625%, 08/01/30	1,200,000	1,240,884
Texas State, Department of Housing & Community Affairs, Ser B, RB, FNMA, GNMA, FHLMC Callable 01/01/21 @ 100 4.050%, 07/01/26	990,000	997,544
Texas State, Public Finance Authority Charter Education, Cosmos Foundation, Ser A, RB Callable 02/15/20 @ 100 6.000%, 02/15/30	750,000	805,560
Texas State, Public Finance Authority Charter Education, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	1,100,000	1,069,299
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,596,355
5.375%, 05/01/20	1,365,000	1,489,133
Texas State, Southmost College District, GO, AMBAC Callable 02/15/15 @ 100 5.000%, 02/15/22	1,000,000	1,053,910
Texas State, Transportation Commission Mobility Fund, GO Callable 04/01/18 @ 100 5.000%, 04/01/28	3,000,000	3,288,840
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,239,321
Titus County, Pass Through Toll Project, Ser A, GO 4.000%, 03/01/18	555,000	598,723
Titus County, Pass Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,278,354
Travis County, GO 2.000%, 03/01/18	645,000	662,944
Tyler, Independent School District, School Building Project, GO Callable 02/15/18 @ 100 5.000%, 02/15/27	500,000	557,275

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	$500,000	$538,465
University of North Texas, RB 3.000%, 04/15/18	1,000,000	1,072,910
Upper Trinity, Regional Water District, RB, AGM 4.000%, 08/01/17	250,000	270,978
3.000%, 08/01/19	250,000	256,773
Waco, Health Facilities Development, Hillcrest Health System Project, Ser A, RB, NATL-RE FHA (A) Pre-Refunded @ 100 5.000%, 02/01/18	1,000,000	1,125,060
Waller, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.500%, 02/15/33	1,000,000	1,084,370
Williamson County, GO 3.000%, 02/15/19	1,800,000	1,920,996
Wylie, GO Callable 02/15/18 @ 100 5.000%, 02/15/28	1,000,000	1,031,410
Ysleta, Independent School District, School Building Project, GO, PSF-GTD 5.000%, 08/15/14	1,000,000	1,049,040

		122,054,742

Utah — 2.9%
Jordan, School District, School Building Project, Ser A, GO, SCH BD GTY Callable 12/15/13 @ 100 4.000%, 06/15/16	1,000,000	1,010,300
Salt Lake City, School District, GO, SCH BD GTY (A) Pre-Refunded @ 100 4.000%, 03/01/17	1,000,000	1,057,500
Utah State, GO 5.000%, 07/01/19	2,000,000	2,382,940
Utah State, Building Ownership Authority, RB (A) Pre-Refunded @ 100 5.000%, 05/15/14	1,000,000	1,037,120
Washington County, School District, GO, SCH BD GTY 4.000%, 03/01/14	1,225,000	1,251,387

		6,739,247

Virginia — 3.2%
Fairfax County, Sewer Authority, RB Callable 07/15/19 @ 100 4.000%, 07/15/25	1,500,000	1,590,315

Description	Face Amount/ Shares	Value
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	$2,000,000	$2,222,500
Virginia Commonwealth, Housing Development Authority, Ser A, RB Callable 01/01/22 @ 100 2.100%, 07/01/22	895,000	811,121
Virginia Commonwealth, Housing Development Authority, Sub-Ser C-3-REMK-02/28/13, RB 2.150%, 04/01/21	3,000,000	2,802,480

		7,426,416

Washington — 1.4%
King County, Renton School District No. 403, GO, AGM (A) Pre-Refunded @ 100 4.125%, 12/01/13	1,000,000	1,012,770
King County, Sewer Authority, Ser B, RB, NATL-RE Callable 01/01/14 @ 100 5.000%, 01/01/15	1,090,000	1,110,154
Washington State, Ser R-C, GO, NATL-RE Callable 01/01/14 @ 100 4.500%, 01/01/17	1,000,000	1,015,190

		3,138,114

Wisconsin — 1.3%
Wisconsin State, Ser 2, GO, NATL-RE Callable 05/01/14 @ 100 5.000%, 05/01/17	1,000,000	1,031,620
Wisconsin State, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,048,480

		3,080,100

Total Municipal Bonds (Cost $222,930,619)		226,840,128

CASH EQUIVALENTS* — 0.5%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $1,225,885)	1,225,885	1,225,885

Total Investments — 99.2% (Cost $224,156,504)		$228,066,013

Percentages are based on Net Assets of $229,953,474.

*	Rate shown is the 7-day effective yield as of July 31, 2013.
(A)	Pre-Refunded Securities — The maturity date shown is the pre refunded date.
(B)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2013.

AMBAC — American Municipal Bond Assurance Corporation

AGM — Assured Guarantee Municipal

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Administration

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST MUNICIPAL BOND FUND

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

GNMA — Government National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

SCH BD GTY — School Board Guaranty

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST LOW DURATION MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 75.3%
Arizona — 5.2%
Mesa, GO 2.000%, 07/01/16	$2,000,000	$2,052,480

Colorado — 1.3%
Colorado State, Housing & Finance Authority, Ser B-3-RE, RB (A) Callable 08/01/13 @ 100 0.090%, 04/01/38	500,000	500,000

Kentucky — 2.8%
Fayette County, School District Finance, Ser B, RB 2.000%, 07/01/16	1,080,000	1,111,471

Massachusetts — 12.8%
Fall River, GO 2.000%, 03/01/17	2,000,000	2,027,660
Massachusetts Bay, Transportation Authority, RB (A) Callable 09/01/13 @ 100 0.050%, 03/01/30	3,000,000	3,000,000

		5,027,660

New Jersey — 2.7%
Camden County, Improvement Authority, Guarantee Loan Capital Program, RB 3.800%, 01/15/15	1,000,000	1,047,140

New York — 7.6%
Triborough, Bridge & Tunnel Authority, RB (A) 0.280%, 01/01/19	3,000,000	3,000,000

North Carolina — 2.6%
North Carolina State, Eastern Municipal Power Agency, Ser B, RB 3.000%, 01/01/14	1,000,000	1,010,930

Description	Face Amount	Value
Oklahoma — 5.1%
Cleveland County, Independent School District No. 29 Norman, GO 1.500%, 03/01/17	$2,000,000	$2,027,940

Oregon — 1.3%
Oregon State, GO (A) Callable 08/07/13 @ 100 0.050%, 06/01/40	500,000	500,000

Texas — 28.7%
Alamo, Community College District, Ser A, RB 2.000%, 11/01/17	2,000,000	2,041,740
Austin, Hotel Occupancy Tax, RB, AGM Callable 11/15/13 @ 100 5.000%, 11/15/15	1,000,000	1,009,380
Austin, Public Property Finance, Public Property Finance, GO 1.000%, 11/01/15	1,000,000	1,008,880
Frisco, Independent School District, Ser A, GO 2.500%, 08/15/14	1,000,000	1,020,480
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB 4.000%, 10/01/16	1,000,000	1,085,460
Humble, Independent School District, School Building Project, GO, PSF-GTD 2.900%, 06/15/15	1,000,000	1,044,400
Rockwall, Independent School District, School Building Project, GO, PSF-GTD (A) Callable 09/03/13 @ 100 0.060%, 08/01/37	200,000	200,000
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.250%, 05/01/19	1,300,000	1,422,941
Texas State, College Student Loan Program, GO 4.000%, 08/01/15	1,000,000	1,067,740
Texas State, Water Financial Assistance Program, GO 3.000%, 08/01/16	1,330,000	1,415,838

		11,316,859

Virginia — 5.2%
Virginia Commonwealth, Transportation Board, RB 2.000%, 03/15/17	2,000,000	2,061,380

Total Municipal Bonds (Cost $29,251,706)		29,655,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST LOW DURATION MUNICIPAL BOND FUND

Description	Shares	Value
CASH EQUIVALENTS* — 9.2%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $3,630,078)	3,630,078	$3,630,078

Total Investments — 84.5% (Cost $32,881,784)		$33,285,938

Percentages are based on Net Assets of $39,385,176.

*	Rate shown is the 7-day effective yield as of July 31, 2013
(A)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2013.

AGM — Assured Guarantee Municipal

GO — General Obligation

PSF-GTD — Texas Public School Funding Guarantee

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

FROST KEMPNER TREASURY AND INCOME FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount/ Shares	Value
U.S. TREASURY OBLIGATIONS — 60.6%
U.S. Treasury Inflationary Protection Securities 3.625%, 04/15/28	$1,242,858	$1,723,785
2.625%, 07/15/17	437,189	498,768
2.500%, 07/15/16 to 01/15/29	2,177,658	2,550,715
2.375%, 01/15/25	1,240,673	1,486,275
2.125%, 02/15/40	1,098,166	1,318,388
2.000%, 07/15/14	866,247	894,315
1.750%, 01/15/28	1,765,634	1,978,876
1.625%, 01/15/15	779,508	811,650
1.375%, 07/15/18 to 01/15/20	3,087,488	3,394,249

Total U.S. Treasury Obligations (Cost $12,700,759)		14,657,021

CASH EQUIVALENT* — 39.4%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost $9,529,532)	9,529,532	9,529,532

Total Investments — 100.0% (Cost $22,230,291)		$24,186,553

Percentages are based on Net Assets of $24,188,460.

*	Rate shown is the 7-day effective yield as of July 31, 2013.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Dividend Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Assets:
Investments at Value	$384,742,329	$275,780,581	$197,236,591	$28,455,807
Receivable for Capital Shares Sold	469,524	926,776	80,419	—
Dividends and Interest Receivable	115,675	174,604	216,612	5,969
Receivable for Investment Securities Sold	—	—	—	1,117,149
Foreign Tax Reclaim Receivable	—	83,592	—	—
Prepaid Expenses	14,899	13,800	12,779	9,843

Total Assets	385,342,427	276,979,353	197,546,401	29,588,768

Liabilities:
Payable for Investment Securities Purchased	—	2,701,152	1,285,411	—
Payable Due to Investment Adviser	209,628	148,972	98,377	22,143
Payable for Capital Shares Redeemed	34,411	19,735	19,061	—
Payable Due to Administrator	28,659	20,252	14,810	2,237
Payable Due to Distributor	16,849	8,683	4,732	45
Payable Due to Trustees	7,095	5,055	3,721	545
Chief Compliance Officer Fees Payable	2,129	1,516	1,116	164
Income Distribution Payable	—	94,802	—	—
Other Accrued Expenses	41,223	38,149	35,284	30,671

Total Liabilities	339,994	3,038,316	1,462,512	55,805

Net Assets	$385,002,433	$273,941,037	$196,083,889	$29,532,963

NET ASSETS:
Paid-in Capital	$255,667,812	$213,421,368	$184,263,956	$22,729,278
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income) (Accumulated Net Investment Loss)	184,673	(31,779)	—	—
Accumulated Net Realized Gain on Investments	9,471,130	19,250,083	623,026	1,110,669
Net Unrealized Appreciation on Investments	119,678,818	41,301,365	11,196,907	5,693,016

Net Assets	$385,002,433	$273,941,037	$196,083,889	$29,532,963

Institutional Class Shares:
Net Assets	$302,637,224	$223,003,994	$174,867,413	$29,267,400
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	24,057,413	20,599,515	16,352,398	2,138,986
Net Asset Value, Offering and Redemption Price Per Share	$12.58	$10.83	$10.69	$13.68

Class A Shares:
Net Assets	$82,365,209	$50,937,043	$21,216,476	$265,563
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,565,524	4,707,310	1,984,288	19,424
Net Asset Value and Redemption Price Per Share	$12.55	$10.82	$10.69	$13.67

Maximum Offering Price Per Share — Class A	$12.97	$11.18	$11.05	$14.13

	($12.55/96.75%)	($10.82/96.75%)	($10.69/96.75%)	($13.67/96.75%)
Cost of Investments	$265,063,511	$234,479,216	$186,039,684	$22,762,791

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Equity Fund	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund

Assets:
Investments at Value	$204,832,380	$273,566,611	$62,720,248	$11,066,880
Purchased Options	—	—	80,000	2,720
Unrealized Gain on Forward Foreign Currency Contracts	—	535,210	—	—
Receivable for Capital Shares Sold	212,748	69,232	87,046	—
Dividends and Interest Receivable	85,994	117,550	17,265	10,198
Receivable for Investment Securities Sold	5,254,865	401,196	856,969	—
Receivable from Affiliate	—	—	—	9,667
Foreign Tax Reclaim Receivable	—	342,959	1,980	—
Deferred Offering Costs	—	—	—	35,426
Prepaid Expenses	13,167	13,799	3,913	2,092

Total Assets	210,399,154	275,046,557	63,767,421	11,126,983

Liabilities:
Written Options	—	—	—	32,850
Payable to Custodian for Foreign Currency†	—	1,874	—	—
Unrealized Loss on Forward Foreign Currency Contracts	—	902,839	—	—
Payable for Investment Securities Purchased	5,669,450	957,744	—	—
Payable Due to Investment Adviser	160,895	213,127	42,458	11,782
Payable for Capital Shares Redeemed	1,148,024	230,439	3,133	—
Payable Due to Administrator	16,332	20,414	4,809	855
Payable Due to Distributor	7,285	9,055	1,649	658
Payable Due to Trustees	3,852	5,089	1,198	207
Chief Compliance Officer Fees Payable	1,155	1,527	359	62
Other Accrued Expenses	35,778	78,403	32,719	30,350

Total Liabilities	7,042,771	2,420,511	86,325	76,764

Net Assets	$203,356,383	$272,626,046	$63,681,096	$11,050,219

NET ASSETS:
Paid-in Capital	$156,816,332	$250,276,998	$63,125,580	$10,122,652
Undistributed Net Investment Income	—	2,682,806	55,096	27,404
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options and Written Options	16,874,246	(20,381,302)	(4,663,589)	(332,511)
Net Unrealized Appreciation on Investments, Purchased Options and Written Options	29,665,805	40,413,983	5,164,009	1,232,674
Net Unrealized Depreciation on Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(366,439)	—	—

Net Assets	$203,356,383	$272,626,046	$63,681,096	$11,050,219

Institutional Class Shares:
Net Assets	$168,367,751	$229,891,245	$55,341,511	$7,721,520
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,406,519	24,992,456	4,939,494	694,462
Net Asset Value, Offering and Redemption Price Per Share††	$10.26	$9.20	$11.20	$11.12

Class A Shares:
Net Assets	$34,988,632	$42,734,801	$8,339,585	$3,328,699
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,456,790	4,652,944	746,054	299,680
Net Asset Value and Redemption Price Per Share††	$10.12	$9.18	$11.18	$11.11

Maximum Offering Price Per Share — Class A	$10.46	$9.49	$11.56	$11.48

	($10.12/96.75%)	($9.18/96.75%)	($11.18/96.75%)	($11.11/96.75%)
Cost of Investments	$175,166,575	$233,152,628	$57,550,039	$9,832,670
Cost of Purchased Options	—	—	86,200	19,936
Premiums Received on Written Options	—	—	—	48,530

†	Proceeds from overdraft of foreign currency for the International Equity Fund were $(125,736).
††	The International Equity Fund charges redemption fees. See Note 2 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

STATEMENTS OF ASSETS AND LIABILITIES

	Diversified Strategies Fund	Strategic Balanced Fund	Total Return Bond Fund	Credit Fund

Assets:
Investments at Value	$5,149,999	$10,198,316	$914,203,242	$31,419,594
Affiliated Investments at Value	—	877,103	—	—
Purchased Options	13,780	—	—	—
Receivable for Capital Shares Sold	—	8,531	1,239,512	213,651
Dividends and Interest Receivable	5	3,847	7,460,478	416,829
Receivable for Investment Securities Sold	—	—	26,726	—
Deferred Offering Costs	—	—	—	9,374
Prepaid Expenses	1,790	12,461	18,530	2,893

Total Assets	5,165,574	11,100,258	922,948,488	32,062,341

Liabilities:
Written Options	2,956	—	—	—
Payable Due to Investment Adviser	4,102	2,547	272,179	9,901
Payable for Capital Shares Redeemed	—	—	159,580	17,918
Payable Due to Administrator	396	819	68,813	2,420
Payable Due to Affiliate	—	—	—	9,667
Payable Due to Distributor	1,031	1,430	25,478	1,243
Payable Due to Trustees	102	203	17,753	618
Chief Compliance Officer Fees Payable	31	61	5,326	185
Income Distribution Payable	—	—	2,925,913	120,028
Other Accrued Expenses	26,382	31,061	71,551	34,371

Total Liabilities	35,000	36,121	3,546,593	196,351

Net Assets	$5,130,574	$11,064,137	$919,401,895	$31,865,990

NET ASSETS:
Paid-in Capital	$5,900,378	$12,990,413	$891,254,839	$32,162,085
Undistributed (Distributions in Excess of) Net Investment Income	(29,007)	—	(6,846)	(4,103)
Accumulated Net Realized Gain (Loss) on Investments and Purchased Options	(1,218,869)	(3,372,162)	11,412,525	96,494
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Written Options	478,072	1,445,886	16,741,377	(388,486)

Net Assets	$5,130,574	$11,064,137	$919,401,895	$31,865,990

Institutional Class Shares:
Net Assets	N/A	$4,175,224	$793,400,123	$25,546,181
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	363,556	73,395,506	2,552,131
Net Asset Value, Offering and Redemption Price Per Share	N/A	$11.48	$10.81	$10.01

Class A Shares:
Net Assets	$5,130,574	$6,888,913	$126,001,772	$6,319,809
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	513,821	600,407	11,658,852	631,884
Net Asset Value and Redemption Price Per Share†	$9.99	$11.47	$10.81	$10.00

Maximum Offering Price Per Share — Class A	$10.33	$11.86	$11.06	$10.23

	($9.99/96.75%)	($11.47/96.75%)	($10.81/97.75%)	($10.00/97.75%)
Cost of Investments	$4,669,488	$8,776,188	$897,461,865	$31,808,080
Cost of Affiliated Investment	—	853,345	—	—
Cost of Purchased Options	17,412	—	—	—
Premiums Received on Written Options	4,149	—	—	—

N/A — The Fund does not offer this class.

†	The Diversified Strategies Fund charges redemption fees. See Note 2 to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

STATEMENTS OF ASSETS AND LIABILITIES

	Low Duration Bond Fund	Municipal Bond Fund	Low Duration Municipal Bond Fund	Kempner Treasury and Income Fund

Assets:
Investments at Value	$245,388,578	$228,066,013	$33,285,938	$24,186,553
Receivable for Capital Shares Sold	340,943	28,202	—	—
Dividends and Interest Receivable	621,347	2,633,473	164,620	33,243
Receivable for Investment Securities Sold	—	—	6,000,000	—
Prepaid Expenses	13,716	12,939	2,565	5,550

Total Assets	246,364,584	230,740,627	39,453,123	24,225,346

Liabilities:
Payable Due to Investment Adviser	72,901	49,165	10,429	7,214
Payable for Capital Shares Redeemed	2,035,147	142,380	90	—
Payable Due to Administrator	18,103	17,374	3,486	1,777
Payable Due to Distributor	6,589	757	36	—
Payable Due to Trustees	4,768	4,520	1,007	487
Chief Compliance Officer Fees Payable	1,430	1,356	302	146
Income Distribution Payable	294,263	527,628	17,315	—
Other Accrued Expenses	40,631	43,973	35,282	27,262

Total Liabilities	2,473,832	787,153	67,947	36,886

Net Assets	$243,890,752	$229,953,474	$39,385,176	$24,188,460

NET ASSETS:
Paid-in Capital	$239,464,738	$225,835,453	$38,444,561	$22,201,725
Undistributed Net Investment Income	528	61,347	383	30,473
Accumulated Net Realized Gain on Investments	3,321,101	147,165	536,078	—
Net Unrealized Appreciation on Investments	1,104,385	3,909,509	404,154	1,956,262

Net Assets	$243,890,752	$229,953,474	$39,385,176	$24,188,460

Institutional Class Shares:
Net Assets	$211,918,866	$226,117,333	$39,385,176	$24,188,460
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	20,223,658	21,803,449	3,875,945	2,313,097
Net Asset Value, Offering and Redemption Price Per Share	$10.48	$10.37	$10.16	$10.46

Class A Shares:
Net Assets	$31,971,886	$3,836,141	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,050,932	370,065	N/A	N/A
Net Asset Value and Redemption Price Per Share	$10.48	$10.37	N/A	N/A

Maximum Offering Price Per Share — Class A	$10.72	$10.61	N/A	N/A

	($10.48/97.75%)	($10.37/97.75%)
Cost of Investments	$244,284,193	$224,156,504	$32,881,784	$22,230,291

N/A — The Fund does not offer this class.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 3

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Dividend Value Equity Fund	Kempner Multi-Cap Deep Value Equity Fund	Mid Cap Equity Fund

Investment Income:
Dividend Income	$3,942,089	$8,174,462	$4,614,509	$161,811
Security Lending Income	619	2,993	2,406	178
Foreign Taxes Withheld	(6,983)	(84,359)	(32,531)	(148)

Total Investment Income	3,935,725	8,093,096	4,584,384	161,841

Expenses:
Investment Advisory Fees	2,833,956	2,163,290	1,092,771	196,613
Administration Fees	333,085	254,338	174,155	20,535
Distribution Fees — Class A	192,451	137,728	60,303	214
Trustees’ Fees	21,981	16,604	11,519	1,309
Chief Compliance Officer Fees	6,539	5,000	3,440	412
Transfer Agent Fees	56,021	55,964	51,027	46,085
Professional Fees	42,179	37,503	32,299	22,866
Registration Fees	33,715	32,104	32,168	34,865
Printing Fees	23,860	18,355	12,422	1,458
Custodian Fees	14,146	10,695	7,415	5,417
Interest Expense on Borrowings	—	1,653	16	2,867
Insurance and Other Expenses	15,380	12,964	8,543	2,577

Total Expenses	3,573,313	2,746,198	1,486,078	335,218
Less: Investment Advisory Fees Waived	(531,370)	(405,619)	—	(8,629)
Less: Fees Paid Indirectly	(18)	(36)	(9)	(3)

Net Expenses	3,041,925	2,340,543	1,486,069	326,586

Net Investment Income (Loss)	893,800	5,752,553	3,098,315	(164,745)

Net Realized Gain from Investments	20,560,229	27,832,689	683,762	2,157,744
Net Change in Unrealized Appreciation (Depreciation) on Investments	44,526,685	23,422,212	33,363,077	3,391,110

Net Realized and Unrealized Gain on Investments	65,086,914	51,254,901	34,046,839	5,548,854

Increase in Net Assets Resulting from Operations	$65,980,714	$57,007,454	$37,145,154	$5,384,109

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r o r p e r i o d e n d e d J U L Y 3 1, 2 0 1 3

STATEMENTS OF OPERATIONS

	Small Cap Equity Fund	International Equity Fund	Natural Resources Fund	Cinque Large Cap Buy-Write Equity Fund*

Investment Income:
Dividend Income	$1,846,243	$6,208,225	$899,462	$121,486
Interest Income	—	4,194	—	—
Security Lending Income	7,035	287	—	—
Foreign Taxes Withheld	—	(398,657)	(37,457)	(875)

Total Investment Income	1,853,278	5,814,049	862,005	120,611

Expenses:
Investment Advisory Fees	1,735,590	2,408,945	466,807	53,501
Administration Fees	184,685	243,787	54,660	5,570
Distribution Fees — Class A	78,180	104,017	19,142	4,132
Trustees’ Fees	11,741	15,987	3,639	411
Chief Compliance Officer Fees	3,498	4,718	1,100	147
Transfer Agent Fees	51,008	53,550	47,054	30,425
Professional Fees	32,430	36,690	24,960	24,863
Registration Fees	31,209	32,835	42,676	1,545
Printing Fees	12,684	17,302	4,066	476
Custodian Fees	10,272	161,096	5,000	3,293
Interest Expense on Borrowings	124	2,084	—	—
Offering Costs	—	—	12,769	17,873
Insurance and Other Expenses	9,536	17,244	3,046	1,449

Total Expenses	2,160,957	3,098,255	684,919	143,685
Less: Investment Advisory Fees Waived	—	—	—	(50,158)
Less: Fees Paid Indirectly	(11)	(29)	(5)	(1)

Net Expenses	2,160,946	3,098,226	684,914	93,526

Net Investment Income (Loss)	(307,668)	2,715,823	177,091	27,085

Net Realized Gain (Loss) from Investments	19,175,054	20,695,872	(2,670,028)	138,812
Net Realized Loss on Purchased Options	—	—	—	(26,716)
Net Realized Loss on Written Options	—	—	—	(444,607)
Net Realized Gain on Forward Contracts	—	1,308,519	—	—
Net Realized Loss on Foreign Currency Transactions	—	(349,065)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,771,958	13,853,322	7,995,031	1,234,210
Net Change in Unrealized Appreciation (Depreciation) on Purchased and Written Options	—	—	(6,200)	(1,536)
Net Change in Unrealized Appreciation (Depreciation) on Forward Contracts	—	(367,629)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(985,578)	—	—

Net Realized and Unrealized Gain on Investments	52,947,012	34,155,441	5,318,803	900,163

Increase in Net Assets Resulting from Operations	$52,639,344	$36,871,264	$5,495,894	$927,248

*	Commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r o r p e r i o d e n d e d J U L Y 3 1, 2 0 1 3

STATEMENTS OF OPERATIONS

	Diversified Strategies Fund	Strategic Balanced Fund	Total Return Bond Fund	Credit Fund*

Investment Income:
Dividend Income	$102,987	$294,809	$1,071	$804
Dividend Income from Affiliated Investments	—	44,887	—	—
Interest Income	—	—	40,492,853	752,499
Security Lending Income	272	209	5,221	—

Total Investment Income	103,259	339,905	40,499,145	753,303

Expenses:
Investment Advisory Fees	52,391	77,548	4,427,620	86,813
Administration Fees	6,063	10,419	832,638	13,460
Distribution Fees — Class A	16,372	17,530	311,363	10,054
Trustees’ Fees	402	679	54,889	1,048
Chief Compliance Officer Fees	143	230	16,168	318
Transfer Agent Fees	23,154	45,979	74,003	30,663
Professional Fees	22,020	22,242	72,631	21,760
Registration Fees	21,536	30,847	25,001	1,852
Printing Fees	1,958	878	61,383	943
Custodian Fees	5,000	5,000	34,847	3,293
Interest Expense on Borrowings	—	290	271	—
Offering Costs	—	—	—	36,426
Insurance and Other Expenses	1,263	5,075	75,559	5,063

Total Expenses	150,302	216,717	5,986,373	211,693
Less: Investment Advisory Fees Waived	(18,833)	(49,436)	(1,328,295)	(57,245)
Less: Fees Paid Indirectly	(4)	(11)	(27)	(1)

Net Expenses	131,465	167,270	4,658,051	154,447

Net Investment Income (Loss)	(28,206)	172,635	35,841,094	598,856

Net Realized Gain from Investments	435,617	152,575	12,950,327	96,494
Net Realized Gain on Distributions from Investment Company Shares	22,024	58,882	—	—
Net Realized Loss on Purchased Options	(200,867)	—	—	—
Net Realized Loss on Written Options	(78,979)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	332,660	780,561	(3,781,716)	(388,486)
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	—	327	—	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased and Written Options	116,952	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	627,407	992,345	9,168,611	(291,992)

Increase in Net Assets Resulting from Operations	$599,201	$1,164,980	$45,009,705	$306,864

*	Commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 3

STATEMENTS OF OPERATIONS

	Low Duration Bond Fund	Municipal Bond Fund	Low Duration Municipal Bond Fund	Kempner Treasury and Income Fund

Investment Income:
Dividend Income	$459	$638	$362	$462
Interest Income	6,110,783	6,903,167	1,257,381	465,760
Security Lending Income	176	—	—	—

Total Investment Income	6,111,418	6,903,805	1,257,743	466,222

Expenses:
Investment Advisory Fees	1,375,132	1,142,489	389,117	106,295
Administration Fees	258,734	214,855	73,236	28,574
Distribution Fees — Class A	91,927	9,526	36	—
Trustees’ Fees	16,911	14,171	4,682	1,826
Chief Compliance Officer Fees	5,115	4,201	1,438	584
Transfer Agent Fees	53,881	51,921	30,745	23,695
Professional Fees	37,260	34,738	32,387	23,429
Registration Fees	39,543	38,318	38,745	17,662
Printing Fees	20,266	15,984	5,805	2,235
Custodian Fees	10,806	9,106	5,000	5,000
Interest Expense on Borrowings	7,285	100	—	—
Insurance and Other Expenses	27,217	40,923	19,098	4,195

Total Expenses	1,944,077	1,576,332	600,289	213,495
Less: Investment Advisory Fees Waived	(412,542)	(546,133)	(190,893)	—
Less: Fees Paid Indirectly	(12)	(3)	(2)	(1)

Net Expenses	1,531,523	1,030,196	409,394	213,494

Net Investment Income	4,579,895	5,873,609	848,349	252,728

Net Realized Gain from Investments	3,294,048	344,989	522,634	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,688,578)	(9,371,218)	(1,370,703)	(1,603,428)

Net Realized and Unrealized Loss on Investments	(1,394,530)	(9,026,229)	(848,069)	(1,603,428)

Increase (Decrease) in Net Assets Resulting from Operations	$3,185,365	$(3,152,620)	$280	$(1,350,700)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income	$893,800	$264,139
Net Realized Gain (Loss) on Investments	20,560,229	15,441,907
Net Change in Unrealized Appreciation (Depreciation) on Investments	44,526,685	(7,743,620)

Net Increase (Decrease) in Net Assets Resulting from Operations	65,980,714	7,962,426

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(561,006)	(414,910)
Class A Shares	—	—
Realized Gains:
Institutional Class Shares	—	—
Class A Shares	—	—

Total Dividends and Distributions	(561,006)	(414,910)

Capital Share Transactions:
Institutional Class Shares:
Issued	37,383,704	42,868,319
Reinvestment of Dividends	5,302	8,136
Redeemed	(48,538,923)	(44,090,129)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(11,149,917)	(1,213,674)

Class A Shares:
Issued	6,434,738	7,576,162
Reinvestment of Dividends	—	—
Redeemed	(11,629,002)	(7,600,810)

Net Decrease in Net Assets from Class A Share Transactions	(5,194,264)	(24,648)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,344,181)	(1,238,322)

Total Increase (Decrease) in Net Assets	49,075,527	6,309,194

Net Assets:
Beginning of Year	335,926,906	329,617,712

End of Year	$385,002,433	$335,926,906

Undistributed (Distributions in Excess of) Net Investment Income	$184,673	$(150,771)

Share Transactions:
Institutional Class Shares:
Issued	3,296,602	4,276,541
Reinvestment of Dividends	487	839
Redeemed	(4,280,144)	(4,338,164)

Total Increase (Decrease) in Institutional Class Shares	(983,055)	(60,784)

Class A Shares:
Issued	573,929	740,718
Reinvestment of Dividends	—	—
Redeemed	(1,036,002)	(756,702)

Total Decrease in Class A Shares	(462,073)	(15,984)

Net Increase (Decrease) in Shares Outstanding	(1,445,128)	(76,768)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Dividend Value Equity Fund		Kempner Multi-Cap Deep Value Equity Fund
Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

$5,752,553	$6,222,165	$3,098,315	$3,375,842
27,832,689	(1,665,443)	683,762	7,302,180
23,422,212	(7,468,189)	33,363,077	(5,114,231)

57,007,454	(2,911,467)	37,145,154	5,563,791

(4,673,955)	(5,021,443)	(2,786,603)	(2,965,750)
(1,078,562)	(1,187,746)	(368,513)	(470,191)

—	—	(1,296,477)	—
—	—	(213,126)	—

(5,752,517)	(6,209,189)	(4,664,719)	(3,435,941)

33,958,304	41,942,695	13,037,656	19,914,505
97,100	122,328	7,400	8,765
(77,529,325)	(44,700,898)	(21,208,768)	(8,968,637)

(43,473,921)	(2,635,875)	(8,163,712)	10,954,633

4,301,096	11,060,912	4,030,811	3,338,849
811,649	836,576	426,043	358,653
(22,941,061)	(14,604,791)	(12,176,773)	(8,309,595)

(17,828,316)	(2,707,303)	(7,719,919)	(4,612,093)

(61,302,237)	(5,343,178)	(15,883,631)	6,342,540

(10,047,300)	(14,463,834)	16,596,804	8,470,390

283,988,337	298,452,171	179,487,085	171,016,695

$273,941,037	$283,988,337	$196,083,889	$179,487,085

$(31,779)	$344	$—	$(12,869)

3,503,991	4,743,920	1,363,734	2,321,046
10,272	13,865	801	1,031
(8,209,273)	(5,071,159)	(2,204,211)	(1,041,678)

(4,695,010)	(313,374)	(839,676)	1,280,399

456,544	1,263,136	429,356	375,504
85,838	94,780	45,694	41,354
(2,397,400)	(1,639,725)	(1,270,691)	(940,429)

(1,855,018)	(281,809)	(795,641)	(523,571)

(6,550,028)	(595,183)	(1,635,317)	756,828

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Equity Fund*
	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income (Loss)	$(164,745)	$(229,515)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,157,744	348,063
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,391,110	(3,676,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,384,109	(3,557,962)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	—	—
Class A Shares	—	—
Realized Gains:
Institutional Class Shares	(957,705)	(887,348)
Class A Shares	(11)	—

Total Dividends and Distributions	(957,716)	(887,348)

Capital Share Transactions:
Institutional Class Shares:
Issued	10,048,791	5,558,658
Reinvestment of Dividends	102,094	149,605
Redemption Fees	—	—
Redeemed	(10,737,985)	(30,786,532)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(587,100)	(25,078,269)

Class A Shares:
Issued	259,792	200
Reinvestment of Dividends	8	—
Redeemed	(14,281)	—

Net Increase (Decrease) in Net Assets from Class A Share Transactions	245,519	200

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(341,581)	(25,078,069)

Total Increase (Decrease) in Net Assets	4,084,812	(29,523,379)

Net Assets:
Beginning of Year	25,448,151	54,971,530

End of Year	$29,532,963	$25,448,151

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$—	$(154,105)

Share Transactions:
Institutional Class Shares:
Issued	800,203	488,878
Reinvestment of Dividends	9,059	13,917
Redeemed	(901,225)	(2,757,154)

Total Increase (Decrease) in Institutional Class Shares	(91,963)	(2,254,359)

Class A Shares:
Issued	20,520	16
Reinvestment of Dividends	1	—
Redeemed	(1,113)	—

Total Increase (Decrease) in Class A Shares	19,408	16

Net Increase (Decrease) in Shares Outstanding	(72,555)	(2,254,343)

*	Class A Shares of the Fund commenced operations February 13, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Small Cap Equity Fund		International Equity Fund
Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

$(307,668)	$167,196	$2,715,823	$3,358,951
19,175,054	871,862	21,655,326	(9,134,878)
33,771,958	(13,899,708)	12,500,115	(30,369,846)

52,639,344	(12,860,650)	36,871,264	(36,145,773)

(94,588)	—	(3,876,446)	(1,479,409)
—	—	(697,304)	(157,708)

(1,250,204)	(23,907,219)	—	—
(252,781)	(4,796,805)	—	—

(1,597,573)	(28,704,024)	(4,573,750)	(1,637,117)

19,595,873	31,505,545	58,392,732	34,465,903
49,004	1,082,954	137,965	47,588
—	—	62	1,901
(36,122,736)	(37,657,163)	(54,041,680)	(67,815,807)

(16,477,859)	(5,068,664)	4,489,079	(33,300,415)

3,221,867	4,816,596	8,268,906	7,276,759
191,698	3,780,997	584,376	128,060
(5,204,235)	(9,306,795)	(10,837,247)	(11,798,262)

(1,790,670)	(709,202)	(1,983,965)	(4,393,443)

(18,268,529)	(5,777,866)	2,505,114	(37,693,858)

32,773,242	(47,342,540)	34,802,628	(75,476,748)

170,583,141	217,925,681	237,823,418	313,300,166

$203,356,383	$170,583,141	$272,626,046	$237,823,418

$—	$94,558	$2,682,806	$3,581,279

2,199,769	3,818,924	6,523,226	4,345,868
5,848	148,147	15,968	6,229
(3,994,947)	(4,558,647)	(6,107,599)	(8,483,887)

(1,789,330)	(591,576)	431,595	(4,131,790)

363,258	588,892	931,245	907,900
23,208	522,237	67,636	16,762
(589,820)	(1,115,246)	(1,241,114)	(1,472,719)

(203,354)	(4,117)	(242,233)	(548,057)

(1,992,684)	(595,693)	189,362	(4,679,847)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Natural Resources Fund
	Year Ended July 31, 2013	Period Ended July 31, 2012*
Operations:
Net Investment Income (Loss)	$177,091	$(17,700)
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Affiliated Investments and Distributions from Investment Company Shares	(2,670,028)	(1,995,711)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Written Options	7,988,831	(2,824,822)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,495,894	(4,838,233)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(107,536)	—
Class A Shares	(607)	—
Realized Gains:
Institutional Class Shares	—	—
Class A Shares	—	—
Return of Capital:
Class A Shares	—	—

Total Dividends and Distributions	(108,143)	—

Capital Share Transactions:
Institutional Class Shares:
Issued	15,630,918	56,005,974
Reinvestment of Dividends	3,458	—
Redeemed	(9,037,637)	(7,546,714)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	6,596,739	48,459,260

Class A Shares:
Issued	1,658,918	7,043,691
Reinvestment of Dividends	385	—
Redeemed	(400,283)	(227,132)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	1,259,020	6,816,559

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,855,759	55,275,819

Total Increase (Decrease) in Net Assets	13,243,510	50,437,586

Net Assets:
Beginning of Period	50,437,586	—

End of Period	$63,681,096	$50,437,586

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income) (Accumulated Net Investment Loss)	$55,096	$(13,852)

Share Transactions:
Institutional Class Shares:
Issued	1,431,501	5,015,865
Reinvestment of Dividends	329	—
Redeemed	(833,008)	(675,193)

Total Increase (Decrease) in Institutional Class Shares	598,822	4,340,672

Class A Shares:
Issued	152,307	652,833
Reinvestment of Dividends	37	—
Redeemed	(38,076)	(21,047)

Total Increase (Decrease) in Class A Shares	114,268	631,786

Net Increase (Decrease) in Shares Outstanding	713,090	4,972,458

*	Fund commenced operations on September 27, 2011.
**	Fund commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Cinque Large Cap Buy-Write Equity Fund	Diversified Strategies Fund		Strategic Balanced Fund
Period Ended July 31, 2013**	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

$27,085	$(28,206)	$850	$172,635	$198,566
(332,511)	177,795	(1,049,047)	211,457	(43,683)
1,232,674	449,612	281,406	780,888	150,161

927,248	599,201	(766,791)	1,164,980	305,044

—	—	—	(86,222)	(76,830)
—	(21,916)	(21,150)	(130,174)	(127,161)

—	—	—	—	—
—	—	(277,089)	—	—

—	(1,690)	—	—	—

—	(23,606)	(298,239)	(216,396)	(203,991)

7,319,235	—	—	99,058	25,801
—	—	—	414	319
(282,682)	—	—	(193,001)	(509,837)

7,036,553	—	—	(93,529)	(483,717)

3,086,418	141,503	1,117,732	1,795,603	2,270,375
—	1,639	19,069	122,236	108,986
—	(7,136,048)	(5,686,606)	(2,936,158)	(2,596,196)

3,086,418	(6,992,906)	(4,549,805)	(1,018,319)	(216,835)

10,122,971	(6,992,906)	(4,549,805)	(1,111,848)	(700,552)

11,050,219	(6,417,311)	(5,614,835)	(163,264)	(599,499)

—	11,547,885	17,162,720	11,227,401	11,826,900

$11,050,219	$5,130,574	$11,547,885	$11,064,137	$11,227,401

$27,404	$(29,007)	$—	$—	$11,487

719,910	—	—	9,266	2,614
—	—	—	38	32
(25,448)	—	—	(17,741)	(49,781)

694,462	—	—	(8,437)	(47,135)

299,680	15,114	120,704	161,653	227,433
—	—	2,137	11,185	10,803
—	(756,087)	(616,608)	(265,358)	(253,926)

299,680	(740,973)	(493,767)	(92,520)	(15,690)

994,142	(740,973)	(493,767)	(100,957)	(62,825)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Total Return Bond Fund
	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income	$35,841,094	$33,153,415
Net Realized Gain on Investments	12,950,327	10,017,040
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,781,716)	2,980,377

Net Increase in Net Assets Resulting from Operations	45,009,705	46,150,832

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(32,150,803)	(28,245,266)
Class A Shares	(4,925,626)	(4,954,756)
Realized Gains:
Institutional Class Shares	(7,367,196)	(2,994,267)
Class A Shares	(1,210,468)	(585,483)

Total Dividends and Distributions	(45,654,093)	(36,779,772)

Capital Share Transactions:
Institutional Class Shares:
Issued	237,301,615	297,466,792
Reinvestment of Dividends	3,192,061	2,049,731
Redeemed	(121,393,035)	(122,316,294)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	119,100,641	177,200,229

Class A Shares:
Issued	22,207,521	20,023,103
Reinvestment of Dividends	3,787,254	3,442,000
Redeemed	(17,867,122)	(11,616,296)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	8,127,653	11,848,807

Net Increase (Decrease) in Net Assets from Capital Share Transactions	127,228,294	189,049,036

Total Increase (Decrease) in Net Assets	126,583,906	198,420,096

Net Assets:
Beginning of Period	792,817,989	594,397,893

End of Period	$919,401,895	$792,817,989

Undistributed (Distributions in Excess of) Net Investment Income	$(6,846)	$8,152

Share Transactions:
Institutional Class Shares:
Issued	21,679,377	28,114,347
Reinvestment of Dividends	292,426	193,951
Redeemed	(11,095,349)	(11,575,327)

Total Increase (Decrease) in Institutional Class Shares	10,876,454	16,732,971

Class A Shares:
Issued	2,032,582	1,892,004
Reinvestment of Dividends	346,940	326,281
Redeemed	(1,630,523)	(1,100,629)

Total Increase (Decrease) in Class A Shares	748,999	1,117,656

Net Increase (Decrease) in Shares Outstanding	11,625,453	17,850,627

*	Fund commenced operations on December 3, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Credit Fund	Low Duration Bond Fund
Period Ended July 31, 2013*	Year Ended July 31, 2013	Year Ended July 31, 2012

$598,856	$4,579,895	$5,692,104
96,494	3,294,048	2,850,222
(388,486)	(4,688,578)	(277,790)

306,864	3,185,365	8,264,536

(471,587)	(4,010,335)	(5,147,889)
(131,372)	(528,504)	(619,355)

—	(1,172,821)	(3,188,094)
—	(170,658)	(438,635)

(602,959)	(5,882,318)	(9,393,973)

27,512,499	74,520,806	111,505,109
1,367	383,539	392,887
(1,677,366)	(99,785,342)	(108,296,216)

25,836,500	(24,880,997)	3,601,780

6,314,029	9,598,930	16,200,368
121,391	478,821	804,310
(109,835)	(14,817,163)	(6,078,298)

6,325,585	(4,739,412)	10,926,380

32,162,085	(29,620,409)	14,528,160

31,865,990	(32,317,362)	13,398,723

—	276,208,114	262,809,391

$31,865,990	$243,890,752	$276,208,114

$(4,103)	$528	$2,393

2,718,191	7,025,363	10,561,924
135	36,226	37,484
(166,195)	(9,420,247)	(10,255,017)

2,552,131	(2,358,658)	344,391

630,907	907,142	1,533,389
12,028	45,235	76,748
(11,051)	(1,401,951)	(576,042)

631,884	(449,574)	1,034,095

3,184,015	(2,808,232)	1,378,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Municipal Bond Fund
	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income	$5,873,609	$5,202,292
Net Realized Gain on Investments	344,989	94,732
Net Change in Unrealized Appreciation (Depreciation) on Investments	(9,371,218)	6,668,503

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,152,620)	11,965,527

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(5,766,789)	(5,151,414)
Class A Shares	(87,938)	(67,298)
Realized Gains:
Institutional Class Shares	(286,903)	(684,609)
Class A Shares	(4,868)	(14,898)

Total Dividends and Distributions	(6,146,498)	(5,918,219)

Capital Share Transactions:
Institutional Class Shares:
Issued	66,856,336	66,471,591
Reinvestment of Dividends	75,507	71,582
Redeemed	(35,755,383)	(28,418,850)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	31,176,460	38,124,323

Class A Shares:
Issued	276,953	3,553,398
Reinvestment of Dividends	74,884	54,285
Redeemed	(162,856)	(74,907)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	188,981	3,532,776

Net Increase (Decrease) in Net Assets from Capital Share Transactions	31,365,441	41,657,099

Total Increase (Decrease) in Net Assets	22,066,323	47,704,407

Net Assets:
Beginning of Period	207,887,151	160,182,744

End of Period	$229,953,474	$207,887,151

Undistributed Net Investment Income	$61,347	$42,465

Share Transactions:
Institutional Class Shares:
Issued	6,221,774	6,235,761
Reinvestment of Dividends	7,049	6,723
Redeemed	(3,342,342)	(2,670,136)

Total Increase (Decrease) in Institutional Class Shares	2,886,481	3,572,348

Class A Shares:
Issued	26,201	335,543
Reinvestment of Dividends	6,999	5,084
Redeemed	(15,269)	(7,085)

Total Increase (Decrease) in Class A Shares	17,931	333,542

Net Increase (Decrease) in Shares Outstanding	2,904,412	3,905,890

*	Class A Shares of the Fund ceased operations on October 30, 2012.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Low Duration Municipal Bond Fund*		Kempner Treasury and Income Fund
Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

$848,349	$1,158,112	$252,728	$351,341
522,634	223	—	1,334,041
(1,370,703)	(96,637)	(1,603,428)	336,902

280	1,061,698	(1,350,700)	2,022,284

(846,253)	(1,161,502)	(222,134)	(463,563)
(73)	(1,099)	—	—

—	(22,904)	(981,926)	(343,311)
—	(29)	—	—

(846,326)	(1,185,534)	(1,204,060)	(806,874)

15,359,383	39,541,243	2,116,300	9,928,785
9,507	23,967	63,020	31,561
(67,638,947)	(26,597,815)	(9,210,564)	(8,670,529)

(52,270,057)	12,967,395	(7,031,244)	1,289,817

—	13,780	—	—
72	1,012	—	—
(86,726)	(45,417)	—	—

(86,654)	(30,625)	—	—

(52,356,711)	12,936,770	(7,031,244)	1,289,817

(53,202,757)	12,812,934	(9,586,004)	2,505,227

92,587,933	79,774,999	33,774,464	31,269,237

$39,385,176	$92,587,933	$24,188,460	$33,774,464

$383	$11,804	$30,473	$—

1,496,032	3,838,605	190,634	882,691
926	2,330	5,667	2,817
(6,611,064)	(2,583,571)	(839,161)	(764,504)

(5,114,106)	1,257,364	(642,860)	121,004

—	1,339	—	—
7	98	—	—
(8,433)	(4,412)	—	—

(8,426)	(2,975)	—	—

(5,122,532)	1,254,389	(642,860)	121,004

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains		Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class
2013	$10.48	$0.03		$2.09	$2.12	$(0.02)	$—		$(0.02)	$12.58	20.29%	$302,637	0.80%	0.95%	0.31%	32%
2012	10.26	0.01		0.23	0.24	(0.02)	—		(0.02)	10.48	2.31	262,447	0.81	0.96	0.13	46
2011	8.21	0.02		2.06	2.08	(0.03)	(0.00	)^	(0.03)	10.26	25.35	257,479	0.82	0.97	0.21	38
2010	7.61	0.03		0.60	0.63	(0.03)	—		(0.03)	8.21	8.25	195,304	0.82	0.97	0.31	56
2009	9.34	0.03		(1.74)	(1.71)	(0.02)	—		(0.02)	7.61	(18.28)	188,920	0.85	1.00	0.38	72
Class A
2013	$10.46	$0.01		$2.08	$2.09	$—	$—		$—	$12.55	19.98%	$82,365	1.05%	1.20%	0.06%	32%
2012	10.24	(0.01)		0.23	0.22	—	—		—	10.46	2.15	73,480	1.06	1.21	(0.12)	46
2011	8.19	(0.00	)‡	2.06	2.06	(0.01)	(0.00	)^	(0.01)	10.24	25.12	72,139	1.07	1.22	(0.05)	38
2010	7.59	0.00	‡	0.61	0.61	(0.01)	—		(0.01)	8.19	8.05	47,235	1.07	1.22	0.06	56
2009	9.34	0.01		(1.75)	(1.74)	(0.01)	—		(0.01)	7.59	(18.60)	43,705	1.10	1.25	0.14	72

Dividend Value Equity Fund
Institutional Class
2013	$8.92	$0.21		$1.91	$2.12	$(0.21)	$—		$(0.21)	$10.83	24.10%	$223,004	0.81%	0.96%	2.17%	77%
2012	9.20	0.19		(0.28)	(0.09)	(0.19)	—		(0.19)	8.92	(0.94)	225,509	0.81	0.96	2.16	90
2011	8.03	0.19		1.17	1.36	(0.19)	—		(0.19)	9.20	17.03	235,531	0.82	0.97	2.12	82
2010	7.44	0.15		0.59	0.74	(0.15)	—		(0.15)	8.03	9.96	198,506	0.83	0.98	1.84	76
2009	9.20	0.21		(1.61)	(1.40)	(0.21)	(0.15)		(0.36)	7.44	(14.76)	157,923	0.86	1.01	2.96	65
Class A
2013	$8.91	$0.19		$1.90	$2.09	$(0.18)	$—		$(0.18)	$10.82	23.82%	$50,937	1.06%	1.21%	1.95%	77%
2012	9.19	0.17		(0.28)	(0.11)	(0.17)	—		(0.17)	8.91	(1.19)	58,479	1.06	1.21	1.90	90
2011	8.03	0.17		1.16	1.33	(0.17)	—		(0.17)	9.19	16.62	62,921	1.07	1.22	1.89	82
2010	7.43	0.13		0.60	0.73	(0.13)	—		(0.13)	8.03	9.85	39,781	1.08	1.23	1.54	76
2009	9.20	0.19		(1.62)	(1.43)	(0.19)	(0.15)		(0.34)	7.43	(15.08)	18,238	1.11	1.26	2.69	65

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
^	Includes a return of capital less than $0.01.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class
2013	$8.99	$0.16	$1.79	$1.95	$(0.17)	$(0.08)	$(0.25)	$10.69	22.03%	$174,867	0.77%	0.77%	1.70%	18%
2012	8.90	0.17	0.10	0.27	(0.18)	—	(0.18)	8.99	3.06	154,505	0.78	0.78	1.99	24
2011	7.89	0.15	1.02	1.17	(0.16)	—	(0.16)	8.90	14.80	141,615	0.78	0.78	1.69	22
2010	7.20	0.15	0.69	0.84	(0.15)	—	(0.15)	7.89	11.75	125,363	0.79	0.79	1.87	23
2009	9.08	0.20	(1.73)	(1.53)	(0.21)	(0.14)	(0.35)	7.20	(16.33)	119,227	0.81	0.81	3.02	12
Class A
2013	$8.99	$0.14	$1.79	$1.93	$(0.15)	$(0.08)	$(0.23)	$10.69	21.76%	$21,217	1.02%	1.02%	1.47%	18%
2012	8.90	0.15	0.09	0.24	(0.15)	—	(0.15)	8.99	2.81	24,982	1.03	1.03	1.74	24
2011	7.89	0.13	1.01	1.14	(0.13)	—	(0.13)	8.90	14.52	29,402	1.03	1.03	1.44	22
2010	7.20	0.13	0.69	0.82	(0.13)	—	(0.13)	7.89	11.48	27,365	1.04	1.04	1.62	23
2009	9.08	0.19	(1.74)	(1.55)	(0.19)	(0.14)	(0.33)	7.20	(16.54)	26,289	1.06	1.06	2.76	12

Mid Cap Equity Fund
Institutional Class
2013	$11.41	$(0.09)	$3.02	$2.93	$—	$(0.66)	$(0.66)	$13.68	26.90%††	$29,267	1.49%	1.53%	(0.75)%	118%
2012	12.26	(0.07)	(0.56)	(0.63)	—	(0.22)	(0.22)	11.41	(5.06)	25,448	1.25	1.25	(0.61)	108
2011	9.40	(0.10)	2.96	2.86	—	—	—	12.26	30.43	54,972	1.26	1.26	(0.86)	53
2010	7.13	(0.08)	2.35	2.27	—	—	—	9.40	31.84	21,159	1.39	1.39	(0.92)	72
2009	9.57	(0.03)	(2.41)	(2.44)	—	—	—	7.13	(25.50)††	10,778	1.55	1.63	(0.42)	88
Class A
2013	$11.41	$(0.13)	$3.05	$2.92	$—	$(0.66)	$(0.66)	$13.67	26.81%††	$266	1.72%	1.75%	(0.97)%	118%
2012(a)	12.12	(0.08)	(0.63)	(0.71)	—	—	—	11.41	(5.86)	—	1.80 *	1.80 *	(1.38)*	108	**(2)

Small Cap Equity Fund
Institutional Class
2013	$7.82	$(0.01)	$2.53	$2.52	$(0.01)	$(0.07)	$(0.08)	$10.26	32.40%	$168,368	1.12%	1.12%	(0.12)%	106%
2012	9.72	0.01	(0.60)	(0.59)	—	(1.31)	(1.31)	7.82	(5.17)	142,295	1.12	1.12	0.13	113
2011	7.53	(0.03)	2.22	2.19	—	—	—	9.72	29.08	182,577	1.10	1.10	(0.36)	144
2010	6.94	(0.04)	0.63	0.59	—	—	—	7.53	8.50	140,224	1.23	1.23	(0.53)	160
2009	9.61	(0.02)	(2.58)	(2.60)	—	(0.07)	(0.07)	6.94	(26.94)	80,026	1.25	1.25	(0.27)	273
Class A
2013	$7.73	$(0.03)	$2.49	$2.46	$—	$(0.07)	$(0.07)	$10.12	32.04%	$34,988	1.37%	1.37%	(0.37)%	106%
2012	9.65	(0.01)	(0.60)	(0.61)	—	(1.31)	(1.31)	7.73	(5.44)	28,288	1.37	1.37	(0.13)	113
2011	7.49	(0.06)	2.22	2.16	—	—	—	9.65	28.84	35,349	1.35	1.35	(0.62)	144
2010	6.92	(0.06)	0.63	0.57	—	—	—	7.49	8.24	24,475	1.48	1.48	(0.76)	160
2009	9.61	(0.03)	(2.59)	(2.62)	—	(0.07)	(0.07)	6.92	(27.15)	18,840	1.50	1.50	(0.51)	273

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(a)	Commenced operations on February 13, 2012.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2012.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

International Equity Fund
Institutional Class
2013	$8.08	$0.10	$1.19	$1.29	$(0.17)	$—	$(0.17)	$9.20	16.10%	$229,891	1.15%		1.15%		1.09%		50%
2012	9.18	0.11	(1.16)	(1.05)	(0.05)	—	(0.05)	8.08	(11.39)	198,348	1.14		1.14		1.32		20
2011	7.79	0.11	1.34	1.45	(0.06)	—	(0.06)	9.18	18.66	263,419	1.14		1.14		1.25		26
2010	7.18	0.07	0.55	0.62	(0.01)	—	(0.01)	7.79	8.69	218,996	1.16		1.16		0.91		35
2009	9.01	0.08	(1.71)	(1.63)	(0.20)	—	(0.20)	7.18	(17.51)	182,004	1.21		1.21		1.27		51
Class A
2013	$8.06	$0.07	$1.20	$1.27	$(0.15)	$—	$(0.15)	$9.18	15.85%	$42,735	1.40%		1.40%		0.80%		50%
2012	9.16	0.09	(1.16)	(1.07)	(0.03)	—	(0.03)	8.06	(11.67)	39,475	1.39		1.39		1.07		20
2011	7.77	0.09	1.34	1.43	(0.04)	—	(0.04)	9.16	18.42	49,881	1.39		1.39		1.01		26
2010	7.18	0.05	0.54	0.59	—	—	—	7.77	8.22	38,653	1.41		1.41		0.64		35
2009	9.01	0.07	(1.71)	(1.64)	(0.19)	—	(0.19)	7.18	(17.65)	36,191	1.46		1.46		1.07		51

Natural Resources Fund
Institutional Class
2013	$10.15	$0.04	$1.03	$1.07	$(0.02)	$—	$(0.02)	$11.20	10.60%	$55,341	1.14%		1.14%		0.34%		41%
2012(a)	10.00	0.00	0.15	0.15	—	—	—	10.15	1.50	44,041	1.42	*	1.42	*	(0.02	)*	49	**
Class A
2013	$10.13	$0.01	$1.04	$1.05	$(0.00)‡	$—	$(0.00)‡	$11.18	10.37%	$8,340	1.39%		1.39%		0.09%		41%
2012(a)	10.00	(0.03)	0.16	0.13	—	—	—	10.13	1.30	6,397	1.71	*	1.71	*	(0.33	)*	49	**

Cinque Large Cap Buy-Write Equity Fund
Institutional Class
2013(b)	$10.00	$0.04	$1.08	$1.12	$—	$—	$—	$11.12	11.20%††	$7,721	1.50	%*	2.41	%*	0.54	%*	16	%**
Class A
2013(b)	$10.00	$0.02	$1.09	$1.11	$—	$—	$—	$11.11	11.10%††	$3,329	1.75	%*	2.43	%*	0.23	%*	16	%**

Diversified Strategies Fund
Class A
2013	$9.20	$(0.04)	$0.87	$0.83	$(0.04)^	$—	$(0.04)	$9.99	9.04%††	$5,131	2.00%		2.29%		(0.43)%		98%
2012	9.82	0.03	(0.43)	(0.40)	(0.02)	(0.20)	(0.22)	9.20	(4.08)	11,548	1.84		1.84		0.01		150
2011(c)	10.00	(0.01)	(0.17)	(0.18)	—	—	—	9.82	(1.80)††	17,163	2.00	*	2.27	*	(0.10	)*	91	**

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on September 27, 2011.
(b)	Commenced operations on December 3, 2012.
(c)	Commenced operations on January 7, 2011.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Strategic Balanced Fund
Institutional Class
2013	$10.55	$0.19	$0.98	$1.17	$(0.24)	$—	$(0.24)	$11.48	11.17%	$4,175	1.35%	1.80%	1.72%	19%
2012	10.49	0.19	0.06	0.25	(0.19)	—	(0.19)	10.55	2.49	3,925	1.35	1.77	1.84	18
2011	9.54	0.14	1.05	1.19	(0.24)	—	(0.24)	10.49	12.49	4,399	1.30	1.39	1.34	21
2010	8.67	0.16	0.87	1.03	(0.16)	—	(0.16)	9.54	11.88	12,976	1.24	1.30	1.71	38
2009	9.76	0.32	(1.11)	(0.79)	(0.30)	—	(0.30)	8.67	(7.66)	12,038	1.18	1.23	3.94	33
Class A
2013	$10.54	$0.16	$0.98	$1.14	$(0.21)	$—	$(0.21)	$11.47	10.90%	$6,889	1.60%	2.05%	1.46%	19%
2012	10.48	0.16	0.07	0.23	(0.17)	—	(0.17)	10.54	2.23	7,302	1.60	2.02	1.61	18
2011	9.54	0.14	1.01	1.15	(0.21)	—	(0.21)	10.48	12.07	7,428	1.60	1.70	1.35	21
2010	8.67	0.13	0.88	1.01	(0.14)	—	(0.14)	9.54	11.63	10,775	1.50	1.56	1.40	38
2009	9.76	0.28	(1.09)	(0.81)	(0.28)	—	(0.28)	8.67	(7.88)	6,540	1.45	1.50	3.50	33

Total Return Bond Fund
Institutional Class
2013	$10.80	$0.45	$0.13	$0.58	$(0.46)	$(0.11)	$(0.57)	$10.81	5.41%	$793,400	0.49%	0.64%	4.08%	53%
2012	10.70	0.51	0.15	0.66	(0.50)	(0.06)	(0.56)	10.80	6.45	675,039	0.50	0.65	4.79	61
2011	10.71	0.54	0.35	0.89	(0.52)	(0.38)	(0.90)	10.70	8.72	489,685	0.51	0.66	5.08	58
2010	10.17	0.63	0.66	1.29	(0.60)	(0.15)	(0.75)	10.71	13.03	319,147	0.54	0.67	5.97	60
2009	9.89	0.58	0.28	0.86	(0.56)	(0.02)	(0.58)	10.17	9.08	238,649	0.59	0.69	5.97	67
Class A
2013	$10.80	$0.42	$0.13	$0.55	$(0.43)	$(0.11)	$(0.54)	$10.81	5.15%	$126,002	0.74%	0.89%	3.83%	53%
2012	10.69	0.48	0.17	0.65	(0.48)	(0.06)	(0.54)	10.80	6.29	117,779	0.75	0.90	4.55	61
2011	10.71	0.52	0.33	0.85	(0.49)	(0.38)	(0.87)	10.69	8.36	104,713	0.77	0.91	4.83	58
2010	10.17	0.61	0.65	1.26	(0.57)	(0.15)	(0.72)	10.71	12.76	76,319	0.79	0.92	5.73	60
2009	9.89	0.55	0.28	0.83	(0.53)	(0.02)	(0.55)	10.17	8.82	54,777	0.84	0.94	5.73	67

Credit Fund
Institutional Class
2013(a)	$10.00	$0.29	$(0.06)	$0.23	$(0.22)	$—	$(0.22)	$10.01	2.33%	$25,546	1.00%*	1.29%*	4.39%*	57%**
Class A
2013(a)	$10.00	$0.23	$(0.02)	$0.21	$(0.21)	$—	$(0.21)	$10.00	2.09%	$6,320	1.25%*	1.91%*	3.49%*	57%**

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(a)	Commenced operations on December 3, 2012.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Low Duration Bond Fund
Institutional Class
2013	$10.59	$0.18	$(0.06)	$0.12	$(0.18)	$(0.05)	$(0.23)	$10.48	1.10%	$211,919	0.52%	0.67%	1.70%	85%
2012	10.64	0.25	0.11	0.36	(0.25)	(0.16)	(0.41)	10.59	3.52	239,140	0.53	0.68	2.37	73
2011	10.67	0.27	0.04	0.31	(0.25)	(0.09)	(0.34)	10.64	2.97	236,573	0.53	0.68	2.56	56
2010	10.32	0.37	0.33	0.70	(0.35)	—	(0.35)	10.67	6.86	165,334	0.53	0.70	3.52	62
2009	10.01	0.47	0.30	0.77	(0.46)	(0.00)‡	(0.46)	10.32	8.00	103,107	0.52	0.72	4.77	56
Class A
2013	$10.59	$0.15	$(0.06)	$0.09	$(0.15)	$(0.05)	$(0.20)	$10.48	0.84%	$31,972	0.77%	0.92%	1.45%	85%
2012	10.64	0.22	0.11	0.33	(0.22)	(0.16)	(0.38)	10.59	3.27	37,068	0.78	0.93	2.11	73
2011	10.67	0.25	0.03	0.28	(0.22)	(0.09)	(0.31)	10.64	2.71	26,236	0.78	0.93	2.34	56
2010	10.32	0.35	0.32	0.67	(0.32)	—	(0.32)	10.67	6.60	30,225	0.78	0.95	3.28	62
2009	10.01	0.45	0.30	0.75	(0.44)	(0.00)‡	(0.44)	10.32	7.74	22,597	0.77	0.97	4.53	56

Municipal Bond Fund
Institutional Class
2013	$10.79	$0.28	$(0.42)	$(0.14)	$(0.27)	$(0.01)	$(0.28)	$10.37	(1.28)%	$226,117	0.45%	0.69%	2.57%	10%
2012	10.43	0.30	0.40	0.70	(0.30)	(0.04)	(0.34)	10.79	6.84	204,090	0.60	0.70	2.81	8
2011	10.50	0.34	(0.06)	0.28	(0.34)	(0.01)	(0.35)	10.43	2.68	159,989	0.62	0.72	3.25	10
2010	10.28	0.34	0.22	0.56	(0.33)	(0.01)	(0.34)	10.50	5.56	165,952	0.61	0.71	3.22	5
2009	9.94	0.34	0.34	0.68	(0.34)	(0.00)‡	(0.34)	10.28	6.99	141,775	0.62	0.72	3.39	14
Class A
2013	$10.78	$0.25	$(0.40)	$(0.15)	$(0.25)	$(0.01)	$(0.26)	$10.37	(1.43)%	$3,836	0.70%	0.94%	2.32%	10%
2012	10.43	0.27	0.40	0.67	(0.28)	(0.04)	(0.32)	10.78	6.50	3,797	0.85	0.95	2.50	8
2011	10.50	0.31	(0.06)	0.25	(0.31)	(0.01)	(0.32)	10.43	2.40	194	0.86	0.96	2.99	10
2010	10.28	0.31	0.23	0.54	(0.31)	(0.01)	(0.32)	10.50	5.31	816	0.86	0.96	2.97	5
2009(a)	10.06	0.30	0.24	0.54	(0.32)	(0.00)‡	(0.32)	10.28	5.48	668	0.87 *	0.97 *	3.15 *	14	**(2)

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amounts represents less than $0.01.
(a)	Commenced operations on August 28, 2008.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2009.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Low Duration Municipal Bond Fund
Institutional Class
2013	$10.29	$0.11	$(0.13)	$(0.02)	$(0.11)	$—	$(0.11)	$10.16	(0.20	)%††	$39,385	0.53%	0.77%	1.09%	20%
2012	10.30	0.14	(0.01)	0.13	(0.14)	(0.00)‡	(0.14)	10.29	1.32	††	92,501	0.57	0.77	1.39	14
2011	10.35	0.18	(0.05)	0.13	(0.18)	(0.00)‡	(0.18)	10.30	1.29	††	79,658	0.60	0.80	1.75	9
2010	10.22	0.21	0.13	0.34	(0.21)	—	(0.21)	10.35	3.32	††	65,841	0.61	0.81	2.02	21
2009	10.00	0.23	0.22	0.45	(0.23)	—	(0.23)	10.22	4.51	††	54,257	0.61	0.81	2.26	27

Kempner Treasury and Income Fund
Institutional Class
2013	$11.43	$0.09	$(0.64)	$(0.55)	$(0.08)	$(0.34)	$(0.42)	$10.46	(5.00)%		$24,188	0.70%	0.70%	0.83%	0%
2012	11.03	0.12	0.55	0.67	(0.16)	(0.11)	(0.27)	11.43	6.12		33,774	0.67	0.67	1.02	0
2011	10.54	0.34	0.59	0.93	(0.30)	(0.14)	(0.44)	11.03	9.08		31,269	0.76	0.76	3.14	5
2010	10.14	0.30	0.54	0.84	(0.20)	(0.24)	(0.44)	10.54	8.48		26,357	0.71	0.71	2.85	28
2009	9.94	0.01	0.33	0.34	(0.10)	(0.04)	(0.14)	10.14	3.50		26,128	0.70	0.70	0.12	114

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amounts represents less than $0.01.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Dividend Value Equity Fund (the “Dividend Value Equity Fund”), Frost Kempner Multi-Cap Deep Value Equity Fund (the “Kempner Multi-Cap Deep Value Equity Fund”), Frost Mid Cap Equity Fund (the “Mid Cap Equity Fund”), Frost Small Cap Equity Fund (the “Small Cap Equity Fund”), Frost International Equity Fund (the “International Equity Fund”), Frost Natural Resources Fund (the “Natural Resources Fund”), Frost Cinque Large Cap Buy-Write Equity Fund (the “Cinque Large Cap Buy-Write Equity Fund”), Frost Diversified Strategies Fund (the “Diversified Strategies Fund”), Frost Strategic Balanced Fund (the “Strategic Balanced Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), Frost Municipal Bond Fund (the “Municipal Bond Fund”), Frost Low Duration Municipal Bond Fund (the “Low Duration Municipal Bond Fund”) and Frost Kempner Treasury and Income Fund (the “Kempner Treasury and Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Dividend Value Equity Fund, International Equity Fund, Cinque Large Cap Buy-Write Equity Fund and Strategic Balanced Fund seek to achieve long-term capital appreciation and current income. The Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Mid Cap Equity Fund seeks to maximize long-term capital appreciation. The Small Cap Equity Fund seeks to maximize total return. The Natural Resources Fund seeks long-term capital growth with a secondary goal of current income. The Diversified Strategies Fund seeks capital growth with reduced correlation to the stock and bond markets. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund and Low Duration Municipal Bond Fund seek to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds currently offer Institutional Class Shares and Class A Shares. Class A Shares of the Low Duration Municipal Bond Fund ceased operations on October 30, 2012. The financial statements of the remaining funds in the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2013, the total market value of securities in the Total Return Bond Fund valued in accordance with fair value procedures was $3,090,362 or 0.3% of net assets.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the International Equity Fund owns securities is closed for one or more days, the International Equity Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. When the confidence interval has been exceeded, the securities are considered Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2013.

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$358,912,528	$—	$—	$358,912,528
Cash Equivalent	25,829,801	—	—	25,829,801

Total Investments in Securities	$384,742,329	$—	$—	$384,742,329

Dividend Value Equity Fund
Common Stock	$270,754,859	$—	$—	$270,754,859
Cash Equivalent	5,025,722	—	—	5,025,722

Total Investments in Securities	$275,780,581	$—	$—	$275,780,581

Kempner Multi-Cap Deep Value Equity Fund
Common Stock	$163,931,127	$—	$—	$163,931,127
Cash Equivalent	33,305,464	—	—	33,305,464

Total Investments in Securities	$197,236,591	$—	$—	$197,236,591

Mid Cap Equity Fund
Common Stock	$28,190,687	$—	$—	$28,190,687
Cash Equivalent	265,120	—	—	265,120

Total Investments in Securities	$28,455,807	$—	$—	$28,455,807

Small Cap Equity Fund
Common Stock	$188,562,283	$—	$—	$188,562,283
Cash Equivalent	16,270,097	—	—	16,270,097

Total Investments in Securities	$204,832,380	$—	$—	$204,832,380

International Equity Fund
Common Stock	$259,759,935	$—	$—	$259,759,935
Cash Equivalent	13,806,676	—	—	13,806,676

Total Investments in Securities	$273,566,611	$—	$—	$273,566,611

Natural Resources Fund
Common Stock	$60,913,845	$—	$—	$60,913,845
Registered Investment Company	533,790	—	—	533,790
Cash Equivalent	1,272,613	—	—	1,272,613

Total Investments in Securities	$62,720,248	$—	$—	$62,720,248

Cinque Large Cap Buy-Write Equity Fund
Registered Investment Companies	$6,108,751	$—	$—	$6,108,751
Common Stock	4,915,445	—	—	4,915,445
Cash Equivalent	42,684	—	—	42,684

Total Investments in Securities	$11,066,880	$—	$—	$11,066,880

Diversified Strategies Fund
Registered Investment Companies	$4,950,665	$—	$—	$4,950,665
Cash Equivalent	199,334	—	—	199,334

Total Investments in Securities	$5,149,999	$—	$—	$5,149,999

Strategic Balanced Fund
Registered Investment Companies	$10,616,640	$—	$—	$10,616,640
Cash Equivalent	458,779	—	—	458,779

Total Investments in Securities	$11,075,419	$—	$—	$11,075,419

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Investments in Securities*	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Mortgage-Backed Securities	$—	$378,628,448	$3,090,362	$381,718,810
Corporate Obligations	—	226,199,810	—	226,199,810
U.S. Treasury Obligations	93,483,041	—	—	93,483,041
Asset-Backed Securities	—	92,956,761	—	92,956,761
Municipal Bonds	—	56,142,866	—	56,142,866
Collateralized Loan Obligations	—	53,882,744	—	53,882,744
U.S. Government Agency Obligations	—	5,411,661	—	5,411,661
Commercial Paper	—	1,349,802	—	1,349,802
Cash Equivalent	3,057,747	—	—	3,057,747

Total Investments in Securities	$96,540,788	$814,572,092	$3,090,362	$914,203,242

Credit Fund
Corporate Obligations	$—	$17,174,497	$—	$17,174,497
Collateralized Loan Obligations	—	6,866,150	—	6,866,150
Mortgage-Backed Securities	—	5,103,948	—	5,103,948
Asset-Backed Securities	—	1,069,948	—	1,069,948
Municipal Bond	—	314,831	—	314,831
Cash Equivalent	890,220	—	—	890,220

Total Investments in Securities	$890,220	$30,529,374	$—	$31,419,594

Low Duration Bond Fund
Asset-Backed Securities	$—	$80,104,084	$—	$80,104,084
U.S. Treasury Obligations	50,751,253	—	—	50,751,253
Mortgage-Backed Securities	—	47,830,872	—	47,830,872
Corporate Obligations	—	25,582,644	—	25,582,644
Municipal Bonds	—	13,719,591	—	13,719,591
U.S. Government Agency Obligation	—	11,798,832	—	11,798,832
Collateralized Loan Obligations	—	10,019,500	—	10,019,500
Cash Equivalent	5,581,802	—	—	5,581,802

Total Investments in Securities	$56,333,055	$189,055,523	$—	$245,388,578

Municipal Bond Fund
Municipal Bonds	$—	$226,840,128	$—	$226,840,128
Cash Equivalent	1,225,885	—	—	1,225,885

Total Investments in Securities	$1,225,885	$226,840,128	$—	$228,066,013

Low Duration Municipal Bond Fund
Municipal Bonds	$—	$29,655,860	$—	$29,655,860
Cash Equivalent	3,630,078	—	—	3,630,078

Total Investments in Securities	$3,630,078	$29,655,860	$—	$33,285,938

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$14,657,021	$—	$—	$14,657,021
Cash Equivalent	9,529,532	—	—	9,529,532

Total Investments in Securities	$24,186,553	$—	$—	$24,186,553

Other Financial Instruments
International Equity Fund
Forward Foreign Currency Contracts**
Unrealized Appreciation	$—	$535,210	$—	$535,210
Unrealized Depreciation	—	(902,839)	—	(902,839)

Total Other Financial Instruments	$—	$(367,629)	$—	$(367,629)

Natural Resources Fund
Purchased Option	$80,000	$—	$—	$80,000

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Cinque Large Cap Buy-Write Equity Fund
Purchased Option	$2,720	$—	$—	$2,720
Written Options	(32,850)	—	—	(32,850)

Total Other Financial Instruments	$(30,130)	$—	$—	$(30,130)

Diversified Strategies Fund
Purchased Option	$13,780	$—	$—	$13,780
Written Options	(2,956)	—	—	(2,956)

Total Other Financial Instruments	$10,824	$—	$—	$10,824

*	Industry disclosure of holdings is detailed in the Schedule of Investments.
**	Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year or period ended July 31, 2013, there were no transfers between Level 1 and Level 2 within the Funds except for the International Equity Fund. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended July 31, 2013, the International Equity Fund had securities with a total value of $181,156,041 transfer from Level 2 to Level 1. Changes in the classifications between Level 1 and 2 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year or period ended July 31, 2013, there were no transfers between Level 2 and Level 3 within the Funds except for the Total Return Bond Fund. The transfer was due to a change in the availability of observable inputs used to determine fair value. A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the year ended July 31, 2013, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The International Equity Fund may be subject to taxes imposed by certain countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2013, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year or period, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net

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realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The International Equity Fund will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

There were no open repurchase agreements as of July 31, 2013.

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund and Diversified Strategies Fund had open options contracts as of July 31, 2013, as disclosed in the Funds’ Schedules of Investments.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, the Cinque Large Cap Buy-Write Equity Fund, Diversified Strategies Fund and Strategic Balanced Fund indirectly bear expenses of the underlying funds (registered investment companies) in which they invest. Because each of the underlying funds have varied expense and fee

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levels, and the Cinque Large Cap Buy-Write Equity Fund, Diversified Strategies Fund and Strategic Balanced Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Offering Costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Funds. As of July 31, 2013, the Cinque Large Cap Buy-Write Equity Fund and Credit Fund had deferred offering costs of $35,426 and $9,374, respectively, left to be amortized.

Dividends and Distributions to Shareholders — The Growth Equity Fund, Mid Cap Equity Fund, Small Cap Equity Fund, International Equity Fund, Natural Resources Fund and Cinque Large Cap Buy-Write Equity Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Dividend Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Diversified Strategies Fund, Strategic Balanced Fund, Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund, Low Duration Municipal Bond Fund and Kempner Treasury and Income Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Redemption Fees — The International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. The Diversified Strategies Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than sixty days. For the year ended July 31, 2013, the International Equity Fund retained $62 and Diversified Strategies Fund retained no such fees. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statement of Changes in Net Assets.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $20 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the “Custodian”) which expires April 22, 2014. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate minus 1%. As of July 31, 2013, there were no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2013:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Accrued
Dividend Value Equity Fund	$2,611,429	18	$1,017,428	3.25%	$1,653
Kempner Multi-Cap Deep Value Equity Fund	534,420	6	534,420	3.25	16
Mid Cap Equity Fund	448,674	6	250,224	3.25	2,867
Small Cap Equity Fund	18,780	1	18,780	3.25	124
International Equity Fund	2,338,470	15	1,390,813	3.25	2,084
Total Return Bond Fund	1,335,079	4	596,556	3.25	271
Low Duration Bond Fund	2,446,015	8	1,925,350	3.25	7,285
Municipal Bond Fund Fund	756,211	2	553,672	3.25	100

3. Options Written:

Written options transactions entered into during the year or period ended July 31, 2013 are summarized as follows:

	Cinque Large Cap Buy-Write Equity Fund
	Number of Contracts	Premiums Received
Outstanding at December 3, 2012	—	$—
Options Written	215	335,905
Options Exercised	—	—
Options Expired	(20)	(30,600)
Options Canceled in a Closing Purchase Transaction	(159)	(256,775)

Outstanding at July 31, 2013	36	$48,530

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	Diversified Strategies Fund
	Number of Contracts	Premiums Received
Outstanding at July 31, 2012	625	$24,758
Options Written	2,671	85,695
Options Exercised	(527)	(23,955)
Options Expired	(1,049)	(30,715)
Options Canceled in a Closing Purchase Transaction	(1,610)	(51,634)

Outstanding at July 31, 2013	110	$4,149

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

5. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of: 0.10% on the first $2 billion of the Funds’ aggregate average daily net assets; 0.08% on the next $1 billion of the Funds’ aggregate average daily net assets; and 0.06% on the Funds’ aggregate average daily net assets over $3 billion. The minimum annual administration fee is $900,000 for the initial eight Funds. The minimum annual administration fee will increase by $90,000 for each additional fund established. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s voluntary Expense Limitation for each Fund.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Voluntary Expense Limitation	Class A Voluntary Expense Limitation
Growth Equity Fund	0.80%	0.15%	1.25%	1.50%
Dividend Value Equity Fund	0.80%	0.15%	1.25%	1.50%
Kempner Multi-Cap Deep Value Equity Fund	0.59%	None	1.05%	1.30%

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Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Voluntary Expense Limitation	Class A Voluntary Expense Limitation
Mid Cap Equity Fund	0.90%	None	1.55%	1.80%
Small Cap Equity Fund	1.00% for assets up to $100 million	None	1.55%	1.80%
	0.85% for assets over $100 million
International Equity Fund	0.95% for assets up to $150 million	None	1.45%	1.70%
	0.90% for assets over $150 million
Natural Resources Fund	0.80%	None	1.75%	2.00%
Cinque Large Cap Buy-Write Equity Fund	0.90%	None	1.50%	1.75%
Diversified Strategies Fund	0.80%	None	N/A	2.00%
Strategic Balanced Fund	0.70%	0.05%	1.35%	1.60%
Total Return Bond Fund	0.50%	0.15%	0.95%	1.20%
Credit Fund	0.60%	None	1.00%	1.25%
Low Duration Bond Fund	0.50%	0.15%	0.95%	1.20%
Municipal Bond Fund	0.50%	0.25%***	1.05%	1.30%
Low Duration Municipal Bond Fund	0.50%	0.25%****	1.15%	1.40%**
Kempner Treasury and Income Fund	0.35%	None	1.05%	1.30%*

*	Class is registered but not yet opened.
**	Class ceased operations on October 31, 2012.
***	Prior to August 30, 2012, the advisory fee for the Municipal Bond Fund was 0.10%.
****	Prior to August 30, 2012, the advisory fee for the Low Duration Municipal Bond Fund was 0.20%.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year or period ended July 31, 2013, the Adviser did not recapture any previous waived/reimbursed fees. At July 31, 2013, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment July 31:	Mid Cap Equity Fund	Cinque Large Cap Buy-Write Equity Fund	Diversified Strategy Fund	Strategic Balanced Fund	Credit Fund
7/31/10 – 7/31/11	2014	$—	$—	$22,831	$5,969	$—
7/31/11 – 7/31/12	2015	—	—	—	42,971	—
7/31/13 – 7/31/13	2016	8,629	59,825	18,833	43,897	47,578

		$8,629	$59,825	$41,664	$92,837	$47,578

As of July 31, 2013, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	International Equity Fund
Kempner Capital Management, Inc.	Thornburg Investment Management, Inc.

Mid Cap Equity Fund	Cinque Large Cap Buy-Write Equity Fund
Luther King Capital Management Corporation	Cinque Partners LLC

Small Cap Equity Fund	Kempner Treasury and Income Fund
Cambiar Investors LLC	Kempner Capital Management, Inc.

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7. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended July 31, 2013 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$107,075,191	$107,075,191
Sales	—	131,962,096	131,962,096
Dividend Value Equity Fund
Purchases	—	203,350,555	203,350,555
Sales	—	254,678,187	254,678,187
Kempner Multi-Cap Deep Value Equity Fund
Purchases	—	27,731,772	27,731,772
Sales	—	53,485,097	53,485,097
Mid Cap Equity Fund
Purchases	—	24,814,652	24,814,652
Sales	—	27,342,373	27,342,373
Small Cap Equity Fund
Purchases	—	188,179,558	188,179,558
Sales	—	216,888,863	216,888,863
International Equity Fund
Purchases	—	124,122,333	124,122,333
Sales	—	130,298,713	130,298,713
Natural Reso urces Fund
Purchases	—	33,062,777	33,062,777
Sales	—	22,881,775	22,881,775
Cinque Large Cap Buy-Write Equity Fund**
Purchases	—	11,087,795	11,087,795
Sales	—	1,436,619	1,436,619

	U.S. Government	Other	Total
Diversified Strategies Fund
Purchases	$—	$5,856,643	$5,856,643
Sales	—	12,170,234	12,170,234
Strategic Balanced Fund*
Purchases	—	2,043,715	2,043,715
Sales	—	2,357,968	2,357,968
Total Return Bond Fund
Purchases	232,908,570	271,712,704	504,621,274
Sales	168,484,740	256,975,521	425,460,261
Credit Fund**
Purchases	4,989,743	28,447,008	33,436,751
Sales	4,989,710	4,536,738	9,526,448
Low Duration Bond Fund
Purchases	99,889,748	83,609,839	183,499,587
Sales	67,505,619	137,248,356	204,753,975
Municipal Bond Fund
Purchases	—	56,188,324	56,188,324
Sales	—	21,130,027	21,130,027
Low Duration Municipal Bond Fund
Purchases	—	12,465,825	12,465,825
Sales	—	67,838,345	67,838,345
Kempner Treasury and Income Fund
Purchases	—	—	—
Sales	530,907	—	530,907

*	Includes $44,930 and $0 of purchases and sales, respectively, of affiliated investment.
**	Commenced operations on December 3, 2012.

8. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Growth Equity Fund	$2,650	$—	$(2,650)
Dividend Value Equity Fund	(32,159)	32,159	—
Kempner Multi-Cap Deep Value Equity Fund	69,670	(69,670)	—
Mid Cap Equity Fund	318,850	(318,850)	—
Small Cap Equity Fund	307,698	(307,698)	—
International Equity Fund	959,454	(959,454)	—
Cinque Large Cap Buy-Write Equity Fund	319	—	(319)
Diversified Strategies Fund	22,805	(20,617)	(2,188)
Strategic Balanced Fund	32,274	(25,677)	(6,597)
Total Return Bond Fund	1,220,337	(1,220,337)	—
Low Duration Bond Fund	(42,921)	42,921	—
Low Duration Municipal Bond Fund	(13,444)	13,444	—
Kempner Treasury and Income Fund	(121)	121	—

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These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns, REIT adjustments, and foreign exchange gain/loss.

These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2013	$—	$561,006	$—	$—	$561,006
2012	—	414,910	—	—	414,910
Dividend Value Equity Fund
2013	—	5,752,517	—	—	5,752,517
2012	—	6,209,189	—	—	6,209,189
Kempner Multi-Cap Deep Value Equity Fund
2013	—	3,155,255	1,509,464	—	4,664,719
2012	—	3,435,941	—	—	3,435,941
Mid Cap Equity Fund
2013	—	27,770	929,946	—	957,716
2012	—	—	887,348	—	887,348
Small Cap Equity Fund
2013	—	94,588	1,502,985	—	1,597,573
2012	—	24,321,647	4,382,377	—	28,704,024
International Equity Fund
2013	—	4,573,750	—	—	4,573,750
2012	—	1,637,117	—	—	1,637,117
Natural Resources Fund
2013	—	108,143	—	—	108,143
Diversified Strategies Fund
2013	—	21,916	—	1,690	23,606
2012	—	298,239	—	—	298,239
Strategic Balanced Fund
2013	—	216,396	—	—	216,396
2012	—	203,991	—	—	203,991
Total Return Bond Fund
2013	—	38,164,640	7,489,453	—	45,654,093
2012	—	33,815,098	2,964,674	—	36,779,772
Credit Fund
2013	—	602,959	—	—	602,959
Low Duration Bond Fund
2013	—	4,764,178	1,118,140	—	5,882,318
2012	—	6,183,244	3,210,729	—	9,393,973
Municipal Bond Fund
2013	5,835,730	18,997	291,771	—	6,146,498
2012	5,218,712	—	699,507	—	5,918,219
Low Duration Municipal Bond Fund
2013	841,934	4,392	—	—	846,326
2012	1,162,725	20	22,789	—	1,185,534
Kempner Treasury and Income Fund
2013	—	222,258	981,802	—	1,204,060
2012	—	454,634	352,240	—	806,874

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As of July 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$184,673	$—	$9,485,778	$—	$—	$—	$119,664,170	$—	$129,334,621
Dividend Value Equity Fund	63,022	—	19,279,377	—	—	—	41,272,066	(94,796)	60,519,669
Kempner Multi-Cap Deep Value Equity Fund	623,026	—	—	—	—	—	11,196,907	—	11,819,933
Mid Cap Equity Fund	276,063	—	857,184	—	—	—	5,670,438	—	6,803,685
Small Cap Equity Fund	9,973,360	—	7,094,623	—	—	—	29,472,068	—	46,540,051
International Equity Fund	2,315,175	—	—	(19,796,619)	—	—	39,462,863	367,629	22,349,048
Natural Resources Fund	55,096	—	—	(2,137,446)	(2,021,228)	—	4,659,094	—	555,516
Cinque Large Cap Buy-Write Equity Fund	163,927	—	—	—	—	—	767,606	(3,966)	927,567
Diversified Strategies Fund	—	—	—	(1,058,994)	(92,448)	(29,007)	416,632	(5,987)	(769,804)
Strategic Balanced Fund	—	—	—	(3,323,497)	(3,685)	—	1,400,906	—	(1,926,276)
Total Return Bond Fund	3,613,027	—	11,434,570	—	—	—	16,737,176	(3,637,717)	28,147,056
Credit Fund	238,287	—	—	—	—	—	(388,486)	(145,896)	(296,095)
Low Duration Bond Fund	654,936	—	3,011,236	—	—	—	1,104,339	(344,497)	4,426,014
Municipal Bond Fund	—	541,576	147,165	—	—	—	3,969,702	(540,422)	4,118,021
Low Duration Municipal Bond Fund	—	17,824	536,077	—	—	—	404,154	(17,440)	940,615
Kempner Treasury and Income Fund	30,473	—	—	—	—	—	1,956,262	—	1,986,735

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2012 through July 31, 2013, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through July 31, 2013 and specified losses realized on investment transactions from November 1, 2012 through July 31, 2013, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains. At July 31, 2013, the breakdown of capital loss carryforwards was as follows:

	Expires 07/31/17	Expires 07/31/18	Expires 07/31/19	Capital Loss Carryforwards 07/31/13 With Expiration
International Equity Fund	$—	$19,796,619	$—	$19,796,619
Strategic Balanced Fund	1,494,538	1,230,836	598,123	3,323,497

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Natural Resources Fund	$2,137,446	$—	$2,137,446
Diversified Strategies Fund	672,687	386,307	1,058,994

During the year ended July 31, 2013, the Growth Equity Fund, Dividend Value Equity Fund, International Equity Fund and Strategic Balanced Fund utilized $7,876,213, $215,704, $18,797,370 and $187,091, respectively, of capital loss carryforwards, to offset capital gains.

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The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and purchased options held by the Funds at July 31, 2013 were as follows (excluding written options):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$265,078,159	$120,929,646	$(1,265,476)	$119,664,170
Dividend Value Equity Fund	234,508,515	44,216,031	(2,943,965)	41,272,066
Kempner Multi-Cap Deep Value Equity Fund	186,039,684	32,515,705	(21,318,798)	11,196,907
Mid Cap Equity Fund	22,785,369	5,808,733	(138,295)	5,670,438
Small Cap Equity Fund	175,360,312	32,488,303	(3,016,235)	29,472,068
International Equity Fund	233,737,309	47,113,951	(7,284,649)	39,829,302
Natural Resources Fund	58,141,154	7,225,098	(2,566,004)	4,659,094
Cinque Large Cap Buy-Write Equity Fund	10,319,210	1,286,499	(536,109)	750,390
Diversified Strategies Fund	4,751,972	493,469	(81,662)	411,807
Strategic Balanced Fund	9,674,513	1,549,845	(148,939)	1,400,906
Total Return Bond Fund	897,466,066	43,732,968	(26,995,792)	16,737,176
Credit Fund	31,808,080	190,958	(579,444)	(388,486)
Low Duration Bond Fund	244,284,239	2,983,575	(1,879,236)	1,104,339
Municipal Bond Fund	224,096,311	6,311,244	(2,341,542)	3,969,702
Low Duration Municipal Bond Fund	32,881,784	459,970	(55,816)	404,154
Kempner Treasury and Income Fund	22,230,291	1,956,262	—	1,956,262

9. Securities Lending:

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Cash collateral received may be invested in accordance within the guidelines approved by the Funds’ Adviser. Any loss from investments of cash collateral is at the relevant Fund’s risk. Investments purchased with cash collateral are presented on the Schedules of Investments. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Funds. The Funds record securities lending income net of such allocations.

Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. There were no securities on loan as of July 31, 2013.

10. Risks:

At July 31, 2013, the net assets of the International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Strategic Balanced Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

In pursuing its investment objectives, the Natural Resources Fund concentrates its investments in securities of companies in the natural resources industries. Events that affect the natural resources industries will have a greater effect on the Natural Resources Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Natural Resources Fund.

In pursuing their investment objectives, the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Diversified Strategies Fund, and Strategic Balanced Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent the Natural Resources Fund, Cinque Large Cap Buy-Write Equity Fund, Diversified Strategies Fund and Strategic Balanced Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Other:

On July 31, 2013, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	1	95.74%
Class A Shares	3	94.92%

Dividend Value Equity Fund
Institutional Class Shares	1	94.62%
Class A Shares	2	85.08%

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	98.06%
Class A Shares	3	96.26%

Mid Cap Equity Fund
Institutional Class Shares	1	86.71%
Class A Shares	3	98.02%

Small Cap Equity Fund
Institutional Class Shares	1	95.63%
Class A Shares	3	90.70%

International Equity Fund
Institutional Class Shares	1	92.98%
Class A Shares	3	92.97%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

	# of Shareholders	% of Outstanding Shares
Natural Resources Fund
Institutional Class Shares	1	94.13%
Class A Shares	2	96.70%

Cinque Large Cap Buy-Write Equity Fund
Institutional Class Shares	1	99.19%
Class A Shares	1	99.69%

Diversified Strategies Fund
Class A Shares	2	90.62%

Strategic Balanced Fund
Institutional Class Shares	1	98.63%
Class A Shares	3	71.49%

Total Return Bond Fund
Institutional Class Shares	1	87.60%
Class A Shares	3	86.99%

Credit Fund
Institutional Class Shares	2	98.22%
Class A Shares	2	98.70%

Low Duration Bond Fund
Institutional Class Shares	1	88.06%
Class A Shares	4	77.25%

Municipal Bond Fund
Institutional Class Shares	1	97.74%
Class A Shares	3	95.57%

Low Duration Municipal Bond Fund
Institutional Class Shares	1	98.27%

Kempner Treasury and Income Fund
Institutional Class Shares	1	96.47%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

12. New Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Funds’ financial statements.

13. Subsequent Events:

On May 16, 2013, the Board of Trustees approved the closing and liquidation of the Low Duration Municipal Bond Fund. The Low Duration Municipal Bond Fund ceased operations and liquidated on August 9, 2013.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2013 except as noted above.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Diversified Strategies Fund, Frost Strategic Balanced Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund and Frost Kempner Treasury and Income Fund (sixteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2013, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Mid Cap Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Natural Resources Fund, Frost Cinque Large Cap Buy-Write Equity Fund, Frost Diversified Strategies Fund, Frost Strategic Balanced Fund, Frost Total Return Bond Fund, Frost Credit Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund and Frost Kempner Treasury and Income Fund at July 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 30, 2013

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 45 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
EDWARD MCCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008 SEI’s Private Banking 2008-2010 AML SEI Private Trust Company 2010-2011 AML Manager of SEI Investments 2011-2013 AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 02/01/13	Ending Account Value 07/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,111.30	0.81%	$4.23
Class A Shares	$1,000.00	$1,110.60	1.06%	$5.54
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.79	0.81%	$4.05
Class A Shares	$1,000.00	$1,019.55	1.06%	$5.30
Dividend Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,141.20	0.82%	$4.36
Class A Shares	$1,000.00	$1,138.70	1.07%	$5.67
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.72	0.82%	$4.11
Class A Shares	$1,000.00	$1,019.49	1.07%	$5.36
Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,143.20	0.77%	$4.11
Class A Shares	$1,000.00	$1,142.10	1.02%	$5.43
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.96	0.77%	$3.88
Class A Shares	$1,000.00	$1,019.73	1.02%	$5.12
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,106.80	1.47%	$7.70
Class A Shares	$1,000.00	$1,106.00	1.72%	$9.00
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.49	1.47%	$7.37
Class A Shares	$1,000.00	$1,016.25	1.72%	$8.62
Small Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,128.70	1.12%	$5.92
Class A Shares	$1,000.00	$1,126.90	1.37%	$7.24
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.23	1.12%	$5.62
Class A Shares	$1,000.00	$1,017.99	1.37%	$6.87
International Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.20	1.17%	$5.86
Class A Shares	$1,000.00	$1,012.10	1.43%	$7.11
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.97	1.17%	$5.88
Class A Shares	$1,000.00	$1,017.73	1.43%	$7.13
Natural Resources Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,004.50	1.10%	$5.48
Class A Shares	$1,000.00	$1,005.40	1.35%	$6.73
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.33	1.10%	$5.52
Class A Shares	$1,000.00	$1,018.09	1.35%	$6.77
Cinque Large Cap Buy-Write Equity Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,078.60	1.51%	$7.79
Class A Shares	$1,000.00	$1,077.60	1.74%	$8.99
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.30	1.51%	$7.56
Class A Shares	$1,000.00	$1,016.14	1.74%	$8.72

	Beginning Account Value 02/01/13	Ending Account Value 07/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Diversified Strategies Fund(1)
Actual Fund Return
Class A Shares	$1,000.00	$1,048.30	2.18%	$11.05
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,014.01	2.18%	$10.86
Strategic Balanced Fund(1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,043.40	1.35%	$6.86
Class A Shares	$1,000.00	$1,042.20	1.60%	$8.12
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.08	1.35%	$6.77
Class A Shares	$1,000.00	$1,016.84	1.60%	$8.02
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.40	0.49%	$2.46
Class A Shares	$1,000.00	$1,010.10	0.74%	$3.71
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.35	0.49%	$2.48
Class A Shares	$1,000.00	$1,021.11	0.74%	$3.73
Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,016.90	1.00%	$4.98
Class A Shares	$1,000.00	$1,015.70	1.25%	$6.27
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.86	1.00%	$4.99
Class A Shares	$1,000.00	$1,018.58	1.25%	$6.28
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.10	0.53%	$2.63
Class A Shares	$1,000.00	$997.00	0.78%	$3.86
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.17	0.53%	$2.66
Class A Shares	$1,000.00	$1,020.92	0.78%	$3.91
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$975.20	0.44%	$2.14
Class A Shares	$1,000.00	$974.90	0.69%	$3.37
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.62	0.44%	$2.20
Class A Shares	$1,000.00	$1,021.38	0.69%	$3.45
Low Duration Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$996.60	0.55%	$2.70
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.09	0.55%	$2.73
Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$954.20	0.74%	$3.59
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.12	0.74%	$3.72

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

SHAREHOLDER VOTING RESULTS (Unaudited)

At a special meeting held on May 22, 2013, the shareholders of the Frost Diversified Strategies Fund (the “Fund”) voted to approve a new investment sub-advisory agreement between Frost Investment Advisors LLC (“Frost”), on behalf of the Fund and Cinque Partners LLC.

The results of the voting were as follows:

FROST DIVERSIFIED STRATEGIES FUND

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	531,127	91.87	100.00
Against	0	0	0
Abstain	0	0	0
Total	531,127	91.87	100.00

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2013 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2013, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital (Tax Basis)	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	0%	100%	0%	100%
Dividend Value Equity Fund	0%	0%	100%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	0%	32%	68%	0%	100%
Mid Cap Equity Fund	0%	97%	3%	0%	100%
Small Cap Equity Fund	0%	94%	6%	0%	100%
International Equity Fund	0%	0%	100%	0%	100%
Natural Resources Fund	0%	0%	100%	0%	100%
Cinque Large Cap Buy-Write Equity Fund	0%	0%	0%	0%	0%
Diversified Strategies Fund	7%	0%	93%	0%	100%
Strategic Balanced Fund	0%	0%	100%	0%	100%
Total Return Bond Fund	0%	16%	84%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	19%	81%	0%	100%
Municipal Bond Fund	0%	5%	0%	95%	100%
Low Duration Municipal Bond Fund	0%	0%	1%	99%	100%
Low Duration Municipal Bond Fund(8)	0%	98%	0%	2%	100%
Kempner Treasury and Income Fund	0%	82%	18%	0%	100%
LKCM Multi-Cap Equity Fund(7)	0%	95%	5%	0%	100%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 3

NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	0%
Dividend Value Equity Fund	100%	100%	0%	0%	0%
Kempner Multi-Cap Deep Value Equity Fund	83%	100%	0%	0%	100%
Mid Cap Equity Fund	44%	44%	0%	0%	100%
Small Cap Equity Fund	100%	100%	0%	0%	100%
International Equity Fund(6)	0%	100%	0%	0%	0%
Natural Resources Fund	100%	100%	0%	0%	0%
Cinque Large Cap Buy-Write Equity Fund	0%	0%	0%	0%	0%
Diversified Strategies Fund	0%	0%	0%	0%	0%
Strategic Balanced Fund	24%	66%	0%	0%	0%
Total Return Bond Fund	0%	0%	4%	92%	100%
Credit Fund	0%	0%	1%	84%	0%
Low Duration Bond Fund	0%	0%	5%	87%	100%
Municipal Bond Fund	0%	0%	0%	1%	0%
Low Duration Municipal Bond Fund	0%	0%	0%	0%	0%
Low Duration Municipal Bond Fund(8)	0%	0%	0%	0%	0%
Kempner Treasury and Income Fund	0%	0%	100%	0%	0%
LKCM Multi-Cap Equity Fund(7)	0%	0%	0%	0%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Frost Funds who are residents of California, Connecticut and New York, statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of gross foreign source income is $2,820,055. The total amount of foreign tax paid is $398,657. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

(7)	Fund ceased operations on October 31, 2012.

(8)	For the period from August 1, 2013 through August 9, 2013. Fund ceased operations on August 9, 2013.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with you permanent tax papers.

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Sub-Advisers

Cambiar Investors, LLC

2401 East Second Avenue, Suite 400

Denver, Colorado 80206

Kempner Capital Management, Inc.

2201 Market Street, 12th Floor

FNB Building

Galveston, Texas 77550-1503

Luther King Capital

Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Thornburg Investment

Management, Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Cinque Partners LLC

11839 San Vicente Boulevard

Los Angeles, California 90049

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, Pennsylvania

19103-2921

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2013			2012
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$458,000	N/A	N/A	$444,500	N/A	N/A
(b) Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$2,740	N/A	N/A	$3,062	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e) (1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e) (2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $13,240 and $12,962 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a) (1) Code of Ethics attached hereto.

(a) (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9 , 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer
Date: October 9 , 2013